As filed with the Securities and Exchange Commission on July 18, 2005

                                                            File No. 333-_______



                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-14



             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No. _______
                       Post-Effective Amendment No. ______

                        (Check appropriate box or boxes)



                        PIONEER VARIABLE CONTRACTS TRUST

               (Exact Name of Registrant as Specified in Charter)



                                 (617) 742-7825
                        (Area Code and Telephone Number)

                  60 State Street, Boston, Massachusetts 02109
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                            Dorothy E. Bourassa, Esq.
                       Pioneer Investment Management, Inc.
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

Copies to:  David C. Phelan, Esq.
            Wilmer Cutler Pickering Hale and Dorr LLP
            60 State Street
            Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of the Registrant.


It is proposed that this registration statement will become effective on August 17, 2005, pursuant to Rule 488 under the Securities Act of 1933, as amended.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        SCHEDULED FOR [          ], 2005

To the owners of variable annuity or life insurance contracts:

         You are being asked to vote on the proposals listed below on the enclosed voting instruction card. Your vote will instruct the insurance company that issued your contract how to vote the shares of the AmSouth Portfolio attributable to your contract at the special meeting of shareholders.

         A joint special meeting of shareholders (the "Meeting") for each of the
AmSouth Portfolios will be held at the offices of [   ], [    ] on [September
22], 2005 at [     ] [a/p].m., local time, as adjourned from time to time, to consider the following:

1. With respect to each AmSouth Portfolio, a proposal to approve an Agreement and Plan of Reorganization under which your AmSouth Portfolio will transfer all of its assets to a Pioneer Portfolio managed by Pioneer Investment Management, Inc. ("Pioneer") in exchange for Class II shares of a Pioneer Portfolio. The Pioneer Portfolio also will assume all of your AmSouth Portfolio's liabilities that are included in the calculation of your AmSouth Portfolio's net asset value on the closing date at the reorganization. Each Pioneer Portfolio is an existing mutual fund with a similar investment objective and similar investment policies as your AmSouth Portfolio. Following the reorganization, your AmSouth Portfolio will then be dissolved.

2.       Any other business that may properly come before the Meeting.

         As a result of the reorganization you will become shareholders of a Pioneer Portfolio. Your board of trustees recommends that you vote FOR this proposal.

         Shareholders of record as of the close of business on [July 29], 2005 are entitled to vote at the Meeting and any related follow-up meetings.

         Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your AmSouth Portfolio may be required to make additional solicitations.

                                              By order of the Board of Trustees,


                                              [        ]
                                              [Chairman]

[      ], 2005

                           COMBINED PROXY STATEMENT OF
                            VARIABLE INSURANCE FUNDS
                              (the "AmSouth Trust")

                            on behalf of its series:

                           AMSOUTH CAPITAL GROWTH FUND
                           AMSOUTH SELECT EQUITY FUND
                               AMSOUTH VALUE FUND

    (each, an "AmSouth Portfolio" and collectively, the "AmSouth Portfolios")

         The address and telephone number of each AmSouth Portfolio is:
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 1-800-451-8382


                                   PROSPECTUS
                             FOR CLASS II SHARES OF
                        PIONEER VARIABLE CONTRACTS TRUST
                              (the "Pioneer Trust")

                            on behalf of its series:

                           PIONEER FUND VCT PORTFOLIO
                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
                           PIONEER VALUE VCT PORTFOLIO

    (each, a "Pioneer Portfolio" and collectively, the "Pioneer Portfolios")

         The address and telephone number of each Pioneer Portfolio is:
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292


         Shares of the Pioneer Portfolios have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

         An investment in any AmSouth Portfolio or Pioneer Portfolio (each sometimes referred to herein as a "Portfolio") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         This combined proxy statement and prospectus (the "Proxy
Statement/Prospectus"), dated [    ], 2005, is being furnished to shareholders
of the AmSouth Portfolios listed above in connection with the solicitation by the board of trustees (the "Board" or the "Trustees") of the AmSouth Trust of proxies to be used at a joint meeting of shareholders of the AmSouth Portfolios
(the "Meeting") to be held at the offices of [      ], on [September 22], 2005
at [a./p.]m. (local time), as adjourned from time to time. Each AmSouth Portfolio is a series of Variable Insurance Funds, an open-end management investment company organized as a Massachusetts business trust. Each Pioneer Portfolio is a series of Pioneer Variable Contracts Trust, an open-end management investment company organized as a Delaware statutory trust.

         The Proxy Statement/Prospectus contains information you should know before voting on the approval of a proposed Agreement and Plan of Reorganization (each a "Plan") that provides for the reorganization of each AmSouth Portfolio into a corresponding Pioneer Portfolio (each a "Reorganization"). The following table indicates (a) the corresponding Pioneer Portfolio shares that each AmSouth Portfolio shareholder would receive if each Plan is approved, (b) which AmSouth Portfolio shareholders may vote on which proposals, and (c) on what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. Shareholders of each AmSouth Portfolio will vote together as a single class on each proposal. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your AmSouth Portfolio's Reorganization.

         The Proxy Statement/Prospectus sets forth the information about the Pioneer Portfolio that a prospective investor ought to know before investing and should be retained for future reference. Additional information about each Pioneer Portfolio has been filed with the SEC and is available upon oral or written request and without charge. See "Where to Get More Information."

----------------------------------------------------------------------------------------------------------------------------
                  AmSouth Portfolio           Pioneer Portfolio                Shareholders Entitled to Vote         Page
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(a)     AmSouth Capital Growth      Pioneer Oak Ridge Large Cap      AmSouth Capital Growth Fund           [   ]
                  Fund                        Growth VCT Portfolio             shareholders
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(b)     AmSouth Select Equity       Pioneer Fund VCT Portfolio       AmSouth Select Equity Fund            [   ]
                  Fund                                                         shareholders
----------------------------------------------------------------------------------------------------------------------------
Proposal 1(c)     AmSouth Value Fund          Pioneer Value VCT Portfolio      AmSouth Value Fund shareholders       [   ]
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                Where to Get More Information
---------------------------------------------------------------------------------------------------------------------------
Each AmSouth Portfolio's current prospectus and statement of  Available to you free of charge by calling 1-800-451-8382.
additional information, each dated May 1, 2005, and any       Each prospectus, statement of additional information and
supplements (as applicable).                                  shareholder report is also on file with the SEC.  See
                                                              "Available Information."
Each AmSouth Portfolio's most recent annual report to
shareholders dated December 31, 2004.

---------------------------------------------------------------------------------------------------------------------------
Each Pioneer Portfolio's current prospectus and statement of  Available to you free of charge by calling 1-800-451-8382.
additional information, dated May 1, 2005, and any            Each prospectus, statement of additional information and
supplements (as applicable).                                  shareholder report is also on file with the SEC.  See
                                                              "Available Information."
Each Pioneer Portfolio's most recent annual report to
shareholders dated December 31, 2004.

---------------------------------------------------------------------------------------------------------------------------
A statement of additional information for this Proxy          Available to you free of charge by calling 1-800-[      ].
Statement/Prospectus, dated [             ], 2005 (the        Also on file with the SEC.  This SAI is incorporated by
"SAI") contains additional information about your AmSouth     reference into this Proxy Statement/Prospectus.
Portfolios and the Pioneer Portfolios.

---------------------------------------------------------------------------------------------------------------------------
To ask questions about this Proxy Statement/Prospectus.       Call your AmSouth Portfolio's toll-free telephone number:
                                                              1-800-451-8382.
---------------------------------------------------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                 Page
INTRODUCTION ....................................................................[  ]

PROPOSAL 1(a) -- AMSOUTH CAPITAL GROWTH FUND.....................................[  ]

PROPOSAL 1(b) -- AMSOUTH SELECT EQUITY FUND......................................[  ]

PROPOSAL 1(c) -- AMSOUTH VALUE FUND..............................................[  ]

TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION...............................[  ]

TAX STATUS OF EACH REORGANIZATION................................................[  ]

VOTING RIGHTS AND REQUIRED VOTE .................................................[  ]

COMPARISON OF A DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST........[  ]

ADDITIONAL INFORMATION ABOUT THE PIONEER PORTFOLIOS..............................[  ]

FINANCIAL HIGHLIGHTS.............................................................[  ]

INFORMATION CONCERNING THE MEETING...............................................[  ]

OWNERSHIP OF SHARES OF THE PORTFOLIOS............................................[  ]

EXPERTS..........................................................................[  ]

AVAILABLE INFORMATION............................................................[  ]

EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION.........................A-1

EXHIBIT B -- ADDITIONAL INFORMATION ABOUT PIONEER.................................B-1

EXHIBIT C -- PORTFOLIO MANAGER'S DISCUSSION OF PERFORMANCE........................C-1

Background to the Reorganizations

         AmSouth Asset Management Inc. ("AAMI") is investment adviser to the AmSouth Portfolios and a wholly-owned subsidiary of AmSouth Bank, which in turn is wholly-owned by AmSouth Bancorporation. AmSouth Bank and AAMI have determined that engaging in the business of investment adviser to the AmSouth Portfolios and certain other mutual funds is not a core business that AAMI intends to continue. After investigating and considering several alternatives for ongoing investment management of the AmSouth Portfolios, AmSouth Bank and AAMI conducted a search for a buyer for AAMI's fund management business. Ultimately, AmSouth Bank and AAMI decided to recommend to the Board that the AmSouth Portfolios be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

         The Board met on June 30, 2005, at which time your Trustees received and evaluated materials regarding Pioneer and the Pioneer Portfolios, including the performance record and expense structure of each of the Pioneer Portfolios, the impact of the proposed Reorganizations on the AmSouth Portfolios' shareholders, and the quality of the services offered by Pioneer. The Trustees also considered other alternatives for the ongoing management of the AmSouth Portfolios. At such meeting, all of the Trustees met separately with counsel to the Trustees and requested and received such information from AAMI and Pioneer as they determined to be necessary and appropriate to evaluate the proposed Reorganizations. Based on its review, the Board, including all of the Trustees who are not "interested persons" (for regulatory purposes) of the AmSouth Trust ("Independent Trustees"), unanimously voted to approve each of the Reorganizations. In approving the Reorganizations, the Board determined that the Reorganizations were in the best interests of the AmSouth Portfolios' shareholders and the interests of existing AmSouth Portfolio shareholders will not be diluted as a result of the Reorganizations.

         Pioneer believes that it can offer capable management and favorable long-term investment performance to the AmSouth Portfolios' shareholders. The Reorganizations will, by combining the assets of two mutual funds and by increasing distribution capabilities, offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the shareholders of your AmSouth Portfolios and the Pioneer Portfolios by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized.

Why the Trustees Are Recommending the Reorganizations

         The Trustees believe that reorganizing your AmSouth Portfolio into a portfolio with a similar investment objective and similar investment policies that is part of the Pioneer family of funds offers you potential benefits. These potential benefits and considerations include:

         o Continued participation in a professionally-managed fund following the departure of AmSouth Bank and AAMI from the business of managing mutual funds;

         o   The track record of Pioneer in managing the Pioneer Portfolios;

         o In the case of certain AmSouth Portfolios, the potential for lower management fees and total expenses;

         o The resources of Pioneer, including its infrastructure in shareholder services; and

         o The opportunity to be part of a significantly larger family of funds, with additional product offerings and enhanced shareholder servicing options.

         For further information, please see the individual description of the proposals contained in the Proxy Statement/Prospectus.

How Each Reorganization Will Work

         o Each AmSouth Portfolio will transfer all of its assets to a corresponding Pioneer Portfolio. Each Pioneer Portfolio will assume the corresponding AmSouth Portfolio's liabilities that are included in the calculation of such AmSouth Portfolio's net asset value on the closing date of the Reorganization (the "Closing Date"). Liabilities of each Portfolio to its shareholders not assumed by a corresponding Pioneer Portfolio will be assumed by AmSouth Bancorporation.

         o Each Pioneer Portfolio will issue Class II shares to the corresponding AmSouth Portfolio in amounts equal to the aggregate net asset value of that AmSouth Portfolio's shares. Shareholders of your AmSouth Portfolio will receive Class II shares of the corresponding Pioneer Portfolio. These shares will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the closing date of the Reorganization. On the closing date of the Reorganization, shareholders will hold shares of the Pioneer Portfolio with the same aggregate net asset value as the shares of your AmSouth Portfolio that you held immediately prior to the Reorganization.

         o   Each AmSouth Portfolio will be dissolved after the Closing Date.

         o   Pioneer acts as investment adviser to each Pioneer Portfolio.

         o The Reorganizations are intended to result in no income, gain or loss being recognized for federal income tax purposes to any of the Pioneer Portfolios, the AmSouth Portfolios or the shareholders of the AmSouth Portfolios.

         o In recommending each of the Reorganizations, the Trustees of your AmSouth Portfolio have determined that the Reorganization is in the best interest of your AmSouth Portfolio and will not dilute the interests of shareholders of your AmSouth Portfolio.

         o If the Reorganizations are approved, the AmSouth Portfolios will be terminated as series of the AmSouth Trust.

         o There is no guarantee that your variable contract sponsor will make the Pioneer Portfolios available to its contract holders even if the Reorganizations are approved by the shareholders of the AmSouth Portfolios. However, shareholder approval of a Reorganization shall be deemed to constitute the consent of that AmSouth Portfolio's shareholders to the substitution of the corresponding Pioneer Portfolio for the AmSouth Portfolio as the investment option under your variable contract. If the corresponding Pioneer Portfolio is not available as an investment option under your contract on the date of the Reorganization, you will have to allocate the money in your AmSouth Portfolio to a different investment option that is available under your contract.

Who Is Pioneer

         Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and acts as investment adviser to mutual funds and institutional accounts. Pioneer or its predecessors have been managing mutual funds since 1928 and at December 31, 2004 had, together with its affiliates, over $42 billion in assets under management. Pioneer is an indirect, wholly-owned subsidiary of UniCredito Italiano S.p.A., an Italian bank.

Who Bears the Expenses Associated with the Reorganizations

         Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the AmSouth Portfolios' proxy statements and solicitation costs incurred by the AmSouth Portfolios in connection with the Reorganizations. AAMI will otherwise be responsible for all costs and expenses of the AmSouth Portfolios in connection with the Reorganizations.

Will Pioneer and AmSouth Bank Benefit from the Reorganizations

         Pioneer will benefit from managing a larger pool of assets. Pioneer also is acquiring certain assets associated with AAMI's fund management business and the benefits of certain restrictive covenants on AAMI's and AmSouth Bancorporation's activities. In consideration for the acquisition of these assets, the opportunity to manage additional assets and covenants from AmSouth Bancorporation and AAMI, including their assistance in facilitating the Reorganizations, non-competition covenants and their obligation to indemnify Pioneer against certain liabilities, Pioneer has agreed to pay AAMI $65 million. This amount is subject to partial repayment in the event that the assets attributable to the AmSouth mutual funds (including the AmSouth Portfolios) are redeemed (subject to certain conditions, including threshold amounts) from the Pioneer mutual funds within four years after the closing of the Reorganizations.

What Happens if a Reorganization Is Not Approved

         If the required approval of shareholders of an AmSouth Portfolio is not obtained, the Meeting may be adjourned as more fully described in this Proxy Statement/Prospectus, the AmSouth Portfolio will continue to engage in business as a separate mutual fund and the Board of Trustees will consider what further action may be appropriate.

Who Is Eligible to Vote

         If you are the owner of a variable annuity or variable life insurance contract (a "contract owner"), the insurance company that issued your contract is the record owner of the shares of the AmSouth Portfolios. By completing and returning the enclosed voting instruction card, you will instruct the insurance company how to vote the shares of the AmSouth Portfolio attributable to your contract.

         Shareholders of record on [July 29], 2005 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On each proposal, all shareholders of an AmSouth Portfolio will vote together as a single class. Each share is entitled to one vote for each dollar value invested. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                         AmSouth Capital Growth Fund and
                Pioneer Oak Ridge Large Cap Growth VCT Portfolio

                                  PROPOSAL 1(a)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

         The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

         Both Portfolios primarily invests in equity securities of U.S. issuers and, consequently, are subject to similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Portfolio and the Pioneer Portfolio.

              Comparison of AmSouth Capital Growth Fund to Pioneer Oak Ridge Large Cap Growth VCT Portfolio

-----------------------------------------------------------------------------------------------------------------------------
                                         AmSouth Capital Growth Fund                 Pioneer Oak Ridge Large Cap Growth
                                                                                                VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Business                        A non-diversified series of Variable              A diversified series of Pioneer Variable
                                Insurance Funds, an open-end management           Contracts Trust, an open-end management
                                investment company organized as a                 investment company organized as a Delaware
                                Massachusetts business trust.                     statutory trust.

-----------------------------------------------------------------------------------------------------------------------------
Net assets as of                $14.5 million                                     $6.3 million
March 31, 2005
-----------------------------------------------------------------------------------------------------------------------------
Investment advisers and         Investment Adviser:                               Investment Adviser:
portfolio managers              AAMI                                              Pioneer

                                Portfolio Manager:                                Investment Subadviser:
                                                                                  Oak Ridge Investments, LLC ("Oak Ridge")
                                Day-to-day management of AmSouth Capital
                                Growth Fund's portfolio is the                    Portfolio Managers:
                                responsibility of John Mark McKenzie (since
                                2004), who has been involved in investment        Day-to-day management of the Pioneer
                                management since 1981, with portfolio             Portfolio is the responsibility of David M.
                                management expertise in both equity and           Klaskin (lead manager), Chairman (since
                                fixed income securities.  Mr. McKenzie            1998), Treasurer and Chief Investment
                                co-managed the AmSouth Government Income          Officer (since 1989) of Oak Ridge, and
                                Fund from 1999 to 2002 and managed it from        Robert G. McVicker, Portfolio Manager and
                                2003 to 2004.  Mr. McKenzie has been              Director of Research at Oak Ridge (since
                                associated with the Trust Investment              1989).
                                Department of AmSouth Bank, and the banks
                                acquired by AmSouth Bank, since 1984 and
                                joined AAMI in 2003.

                                Mr. McKenzie is Senior Vice President of
                                AmSouth Bank and AAMI.

-----------------------------------------------------------------------------------------------------------------------------
Investment objective            AmSouth Capital Growth Fund seeks capital         Pioneer Oak Ridge Large Cap Growth VCT
                                growth.                                           Portfolio seeks capital appreciation.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                         AmSouth Capital Growth Fund                 Pioneer Oak Ridge Large Cap Growth
                                                                                                VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Primary investment policy       Under normal market conditions, AmSouth           Normally, Pioneer Oak Ridge Large Cap Growth
                                Capital Growth Fund will invest primarily in      VCT Portfolio invests at least 80% of its
                                equity securities of U.S. companies with          net assets (plus the amount of borrowings,
                                market capitalizations of at least $1             if any, for investment purposes) in equity
                                billion.                                          securities of large capitalization U.S.
                                                                                  companies.

                                                                                  Large capitalization companies have market
                                                                                  capitalizations at time of acquisition of $3
                                                                                  billion or more. The Pioneer Portfolio
                                                                                  anticipates that the average weighted market
                                                                                  capitalization of the companies in its
                                                                                  portfolio will be significantly higher than
                                                                                  $3 billion.

                                                                                  The equity securities in which the Portfolio
                                                                                  principally invests are common stocks,
                                                                                  preferred stocks, depositary receipts and
                                                                                  convertible debt, but the Portfolio may
                                                                                  invest in other types of equity securities
                                                                                  to a lesser extent, such as warrants or
                                                                                  rights.

-----------------------------------------------------------------------------------------------------------------------------
Investment strategies           AmSouth Capital Growth Fund invests primarily     Pioneer Oak Ridge Large Cap Growth VCT
                                in companies that AAMI believes offer             Portfolio uses a "growth" style of
                                opportunities for capital appreciation and        management to invest in issuers with above
                                growth of earnings.                               average potential for earnings growth.
                                                                                  Pioneer has engaged Oak Ridge to act as the
                                In evaluating prospective investments, AAMI       Portfolio's subadviser under Pioneer's
                                considers both broad economic, industry or        supervision. When making purchase decisions
                                market trends, as well as company-specific        for the Pioneer Portfolio, Oak Ridge uses a
                                considerations, to identify companies that it     disciplined approach that involves three
                                believes will have greater than average           primary components:
                                earnings growth and capital appreciation.
                                                                                          o Research:  The subadviser analyzes
                                In managing AmSouth Capital Growth Fund, AAMI     research on potential investments from a
                                identifies industries that it believes offers     wide variety of sources, including
                                the potential for future expansion, and then      internally generated analysis and research
                                uses fundamental analysis of company financial    provided by institutions and the brokerage
                                statements to identify companies with solid       community.  The subadviser seeks to
                                prospects for growth.  AAMI will also consider    supplement this analysis with information
                                other factors in selecting investment for the     derived from business and trade
                                AmSouth Portfolio, including the development      publications, filings with the SEC,
                                of new or improved products or services,          corporate contacts, industry conferences and
                                opportunities for greater market share, more      discussions with company management.
                                effective management or other signs that the
                                company may experience greater than average               o Fundamentals:  Once a potential
                                earnings growth and capital appreciation.         investment is identi?ed, the subadviser
                                                                                  considers whether the issuer possesses
                                                                                  certain attributes that the subadviser
                                                                                  believes a "buy" candidate should possess
                                                                                  relating to, among other things, (i) growth
                                                                                  of sales and earnings, (ii) earnings power,
                                                                                  trends and predictability, (iii) quality of
                                                                                  management, (iv) competitive position of
                                                                                  products and/or services, (v) fundamentals
                                                                                  of the industry in which the company
                                                                                  operates and (vi) the ability to bene?t from
                                                                                  economic and political trends affecting the
                                                                                  company.

                                                                                          o Valuation:  Finally, the
                                                                                  subadviser values companies by considering
                                                                                  price-to-sales ratios and price-to-earnings
                                                                                  ratios within a peer group.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                         AmSouth Capital Growth Fund                 Pioneer Oak Ridge Large Cap Growth
                                                                                                VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Other investments               AmSouth Capital Growth Fund may also invest in    Pioneer Oak Ridge Large Cap Growth VCT
                                equity and debt securities of domestic and        Portfolio may invest up to 20% of its total
                                foreign issuers when AAMI believes that such      assets in equity and debt securities of
                                securities offer opportunities for growth.        non-U.S. corporate issuers and debt
                                These may include below investment grade debt     securities of non-U.S. government issuers.
                                securities (commonly referred to as "junk
                                bonds").                                          The Pioneer Portfolio will not invest more
                                                                                  than 5% of its total assets in the
                                The AmSouth Portfolio has the flexibility to      securities of emerging markets issuers.
                                make portfolio investments and engage in other
                                investment techniques that are different than     Pioneer Oak Ridge Large Cap Growth VCT
                                its principal strategies mentioned here.  More    Portfolio may invest the balance of its
                                information on the AmSouth Portfolio's            assets in debt securities of corporate and
                                investment strategies may be found in the         government issuers. Generally the Portfolio
                                Amsouth Portfolio's SAI.                          acquires debt securities that are rated
                                                                                  investment grade, but the Pioneer Portfolio
                                                                                  may invest up to 5% of its net assets in
                                                                                  below investment grade debt securities
                                                                                  issued by both U.S. and non-U.S. corporate
                                                                                  and government issuers, including below
                                                                                  investment grade convertible debt
                                                                                  securities.

-----------------------------------------------------------------------------------------------------------------------------
Temporary defensive             AAMI may temporarily invest up to 100% of         Pioneer Oak Ridge Large Cap Growth VCT
strategies                      AmSouth Capital Growth Fund's assets in high      Portfolio may invest part or all of its
                                quality, short-term money market instruments      assets in securities with remaining
                                if it believes adverse economic or market         maturities of less than one year, cash
                                conditions, such as excessive volatility or       equivalents or may hold cash.
                                sharp market declines, justify taking a
                                defensive investment posture.

-----------------------------------------------------------------------------------------------------------------------------
Diversification                 AmSouth Capital Growth Fund is                    Pioneer Oak Ridge Large Cap Growth VCT
                                non-diversified under the Investment Company      Portfolio is diversified for the purpose of
                                Act of 1940, as amended (the "Investment          the Investment Company Act and is subject to
                                Company Act") and, therefore, may                 the diversification requirements under the
                                concentrate its investments in a limited          Internal Revenue Code of 1986, as amended
                                number of issuers.                                (the "Code").

-----------------------------------------------------------------------------------------------------------------------------
Industry concentration          AmSouth Capital Growth Fund may not purchase      Pioneer Oak Ridge Large Cap Growth VCT
                                any securities which would cause more than        Portfolio may not invest more than 25% of
                                25% of the value of the Portfolio's total         its assets in any one industry.
                                assets at the time of purchase to be
                                invested in securities of one or more
                                issuers conducting their principal business
                                activities in the same industry, provided
                                that (a) there is no limitation with respect
                                to obligations issued or guaranteed by the
                                U.S. government or its agencies or
                                instrumentalities, and repurchase agreements
                                secured by obligations of the U.S.
                                government or its agencies or instrumentalities;
                                (b) wholly owned finance companies will be
                                considered to be in the industries of their
                                parents if their activities are primarily
                                related to financing the activities of their
                                parents; and (c) utilities will be divided
                                according to their services. For example, gas,
                                gas transmission, electric and gas, electric,
                                and telephone will each be considered a separate
                                industry.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                         AmSouth Capital Growth Fund                 Pioneer Oak Ridge Large Cap Growth
                                                                                                VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid         AmSouth Capital Growth Fund may not invest        Pioneer Oak Ridge Large Cap Growth VCT
securities                      more than 15% of its net assets in                Portfolio will not invest more than 15% of
                                securities that are restricted as to resale,      its net assets in illiquid and other
                                or for which no readily available market          securities that are not readily marketable.
                                exists, including repurchase agreements
                                providing for settlement more than seven
                                days after notice.

-----------------------------------------------------------------------------------------------------------------------------
Borrowing                       AmSouth Capital Growth Fund will not borrow       Pioneer Oak Ridge Large Cap Growth VCT
                                money or issue senior securities, except          Portfolio may not borrow money, except the
                                that the AmSouth Portfolio may borrow from        Portfolio may:  (a) borrow from banks or
                                banks or brokers, in amounts up to 10% of         through reverse repurchase agreements in an
                                the value of its total assets at the time of      amount up to 33 1/3% of the Pioneer
                                such borrowing.  The AmSouth Portfolio will       Portfolio's total assets (including the
                                not purchase securities while its borrowings      amount borrowed); (b) to the extent
                                exceed 5% of its total assets.                    permitted by applicable law, borrow up to an
                                                                                  additional 5% of the Pioneer Portfolio's
                                                                                  assets for temporary purposes; (c) obtain
                                                                                  such short-term credits as are necessary for
                                                                                  the clearance of portfolio transactions;
                                                                                  (d) purchase securities on margin to the
                                                                                  extent permitted by applicable law; and
                                                                                  (e) engage in transactions in mortgage
                                                                                  dollar rolls that are accounted for as
                                                                                  financings.

-----------------------------------------------------------------------------------------------------------------------------
Lending                         AmSouth Capital Growth Fund will not make         Pioneer Oak Ridge Large Cap Growth VCT
                                loans, except that the AmSouth Portfolio may      Portfolio may not make loans, except that
                                purchase or hold debt instruments and lend        the Portfolio may (i) lend portfolio
                                portfolio securities (in an amount not to         securities in accordance with the
                                exceed one-third of its assets), in               Portfolio's investment policies, (ii) enter
                                accordance with its investment objective and      into repurchase agreements, (iii) purchase
                                policies, make time deposits with financial       all or a portion of an issue of publicly
                                institutions and enter into repurchase            distributed debt securities, bank loan
                                agreements.                                       participation interests, bank certificates
                                                                                  of deposit, bankers' acceptances, debentures
                                                                                  or other securities, whether or not the
                                                                                  purchase is made upon the original issuance
                                                                                  of the securities, (iv) participate in a
                                                                                  credit facility whereby the Portfolio may
                                                                                  directly lend to and borrow money from other
                                                                                  affiliated Portfolios to the extent
                                                                                  permitted under the Investment Company Act
                                                                                  or an exemption there from, and (v) make
                                                                                  loans in any other manner consistent with
                                                                                  applicable law, as amended and interpreted
                                                                                  or modified from time to time by any
                                                                                  regulatory authority having jurisdiction.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                         AmSouth Capital Growth Fund                 Pioneer Oak Ridge Large Cap Growth
                                                                                                VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Derivative instruments          AmSouth Capital Growth Fund may purchase put      Pioneer Oak Ridge Large Cap Growth VCT
                                and call options on securities and                Portfolio may use futures and options on
                                currencies.  The AmSouth Portfolio may also       securities, indices and currencies, forward
                                engage in writing covered call options (on        currency exchange contracts and other
                                securities or currencies owned by the             derivatives.  The Pioneer Portfolio does not
                                AmSouth Portfolio).  The AmSouth Portfolio        use derivatives as a primary investment
                                may also enter into contracts for the future      technique and generally limits their use to
                                delivery of securities or foreign currencies      hedging.  However, the Pioneer Portfolio may
                                and futures contracts based on a specific         use derivatives for a variety of
                                security, class of securities, foreign            non-principal purposes, including:
                                currency or an index, purchase or sell
                                option on any such futures contracts and          o   As a hedge against adverse changes
                                engage in related closing transactions.  The          in stock market prices, interest
                                AmSouth Portfolio may engage in such futures          rates or currency exchange rates
                                contracts in an effort to hedge against
                                market risks and to manage its cash               o   As a substitute for purchasing or
                                position.  The AmSouth Portfolio may also             selling securities
                                enter into forward currency contracts in
                                order to hedge against adverse movements in       o   To increase the Portfolio's return as
                                exchange rates between currencies and use             a non-hedging strategy that may be
                                foreign currency options.  As part of its             considered speculative
                                financial futures transactions and to hedge
                                foreign currency exchange rate risk, the
                                AmSouth Portfolio may use foreign currency
                                futures contracts and options on such
                                futures contracts.

-----------------------------------------------------------------------------------------------------------------------------
Short-term trading              The AmSouth Portfolio will not generally          Pioneer Oak Ridge Large Cap Growth Fund does
                                trade in securities for short-term profits.       not usually trade for short-term profits.
                                However, the AmSouth Portfolio is actively        The Portfolio will sell an investment,
                                managed and, under appropriate                    however, even if it has only been held for a
                                circumstances, may purchase and sell              short time, if it no longer meets the Fund's
                                securities without regard to the length of        investment criteria.
                                time held.  A high portfolio turnover rate
                                may increase transaction costs, which may
                                negatively impact the AmSouth Portfolio's
                                performance.

-----------------------------------------------------------------------------------------------------------------------------
Other investment policies and   As described above, the Portfolios have similar investment strategies and policies.
restrictions                    Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Portfolio's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                         AmSouth Capital Growth Fund                 Pioneer Oak Ridge Large Cap Growth
                                                                                                VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                           Buying, Selling and Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------------
Sales charges                   Shares of AmSouth Capital Growth Fund are         The Class II shares of Pioneer Oak Ridge
                                not subject to any sales charges.                 Large Cap Growth VCT Portfolio you receive
                                                                                  in the Reorganization will not be subject to
                                                                                  any sales charge.

-----------------------------------------------------------------------------------------------------------------------------
Management and other            AmSouth Capital Growth Fund pays AAMI an          Pioneer Oak Ridge Large Cap Growth VCT
fees                            investment advisory fee, which is the lesser      Portfolio pays Pioneer a fee for managing
                                of (a) 0.70% of the AmSouth Portfolio's daily     the Portfolio and to cover the cost of
                                net assets, which is computed daily and paid      providing certain services to the Portfolio.
                                monthly or (b) such amount as may from time to
                                time be agreed upon in writing by the AmSouth     Pioneer's annual fee is equal to 0.75% of
                                Trust and AAMI.                                   the Portfolio's average daily net assets up
                                                                                  to $1 billion and 0.70% on assets over $1
                                AAMI currently limits its management fee to       billion. The fee is computed daily and paid
                                0.30% of AmSouth Capital Growth Fund's average    monthly. Pioneer, and not the Pioneer
                                daily net assets, and other expenses currently    Portfolio, pays a portion of the fee it
                                are being limited to 0.56% of the AmSouth         receives from the Pioneer Portfolio to Oak
                                Portfolio's average daily net assets.             Ridge as compensation for Oak Ridge's
                                                                                  subadvisory services to the Pioneer
                                For the fiscal year ended December 31, 2004,      Portfolio.
                                annual operating expenses for the AmSouth
                                Portfolio, after giving effect to the             In addition, the Pioneer Portfolio will
                                voluntary fee waivers and expense limitations,    reimburse Pioneer for certain fund
                                were 0.86% of average daily net assets, and       accounting and legal expenses incurred on
                                without giving effect to fee waivers and          behalf of the Pioneer Portfolio and pay a
                                expense limitations, were 1.52% of average        separate shareowner servicing/transfer
                                daily net assets.                                 agency fee to PIMSS, an affiliate of Pioneer.

                                                                                  Pioneer has agreed until May 1, 2007 to
                                                                                  limit the expenses (excluding extraordinary
                                                                                  expenses) of the Class II shares of the
                                                                                  Portfolio to 0.95% of the average daily net
                                                                                  assets attributable to Class II.  There can
                                                                                  be no assurance that Pioneer will extend the
                                                                                  expense limitation beyond May 1, 2007.

-----------------------------------------------------------------------------------------------------------------------------
Distribution or service fee     AmSouth Capital Growth Fund charges a fee         Pioneer Oak Ridge Large Cap Growth VCT
                                for support services to investors, such as        Portfolio has adopted a plan of distribution
                                establishing and maintaining accounts and         for Class II shares in accordance with Rule
                                records, providing account information,           12b-1 under the Investment Company Act.
                                arranging for bank wires, responding to           Under the plan, the Pioneer Portfolio pays
                                routine inquiries, forwarding investor            to Pioneer Funds Distributor, Inc. a
                                communications, assisting in the processing       distribution fee of 0.25% of the average
                                of purchase, exchange and redemption              daily net assets attributable to Class II
                                requests, and assisting investors in              shares.
                                changing account designations and
                                addresses.                                        Because these fees are an ongoing expense,
                                                                                  over time they increase the cost of an
                                For expenses incurred and services provided,      investment and the shares may cost more than
                                a financial institution (or its affiliate)        shares that are subject to other types of
                                providing these services ("Servicing Agent")      sales charges.
                                receives a fee from AmSouth Capital Growth
                                Fund, computed daily and paid monthly, at an
                                annual rate of up to 0.25% of the average
                                daily net assets of the AmSouth Portfolio
                                allocable to variable insurance contracts
                                owned by customers of the Servicing Agent.
                                A Servicing Agent may periodically waive all or
                                a portion of its servicing fees with respect to
                                the AmSouth Portfolio to increase the net income
                                of the AmSouth Portfolio available for
                                distribution as dividends.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                         AmSouth Capital Growth Fund                 Pioneer Oak Ridge Large Cap Growth
                                                                                                VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Buying shares                   Shares of the AmSouth Portfolio are available     The Pioneer Portfolio may sell its shares
                                for purchase by insurance company separate        directly to separate accounts established
                                accounts to serve as an investment medium for     and maintained by insurance companies for
                                variable insurance contracts, and by qualified    the purpose of funding variable contracts
                                pension and retirement plans, certain             and to qualified plans.  Shares of the
                                insurance companies, and AAMI.  Investors do      Pioneer Portfolios are sold at net asset
                                not deal directly with the AmSouth Portfolio      value.  Investments in a Pioneer Portfolio
                                to purchase or redeem shares.  Shares of the      are credited to an insurance company's
                                AmSouth Portfolio are purchased at the net        separate account or qualified plan account,
                                asset value per share next determined after       immediately upon acceptance of the
                                receipt and acceptance by the AmSouth             investment by the Pioneer Portfolio.  The
                                Portfolio's distributor (or other agent) of a     offering of shares of the Pioneer Portfolio
                                purchase order.  Each AmSouth Portfolio           may be suspended for a period of time, and
                                reserves the right to reject or refuse, in its    the Pioneer Portfolio reserves the right to
                                discretion, any order for the purchase of the     reject any specific purchase order.
                                AmSouth Portfolio's shares, in whole or in        Purchase orders may be refused if, in the
                                part.                                             investment adviser's opinion, they are of a
                                                                                  size or frequency that would disrupt the
                                The AmSouth Portfolio reserves the right to       management of the Pioneer Portfolio.
                                discontinue offering shares at any time, or to
                                cease investment operations entirely.

-----------------------------------------------------------------------------------------------------------------------------
Selling shares                  Shares of the AmSouth Portfolio are redeemed     Shares of the Pioneer Portfolio will be sold
                                at the net asset value per share next            at net asset value per share next calculated
                                determined after receipt by the AmSouth          after the Pioneer Portfolio receives the
                                Portfolio's distributor (or other agent) of a    request in good order.
                                redemption request.
                                                                                 You may sell your shares by contacting the
                                                                                 insurance company sponsoring your variable
                                                                                 contract, as described in your variable
                                                                                 contract's prospectus.

-----------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

         Because each Portfolio has a similar investment objective, primary investment policies and strategies, the Portfolios are subject to similar principal risks. You could lose money on your investment in either Portfolio or not make as much as if you invested elsewhere if:

         o The stock market goes down (this risk may be greater in the short term)

         o   Growth stocks fall out of favor with investors

         o The adviser's/subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

         To the extent that each Portfolio invests in fixed income securities, they are subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Portfolio's investments. In addition, the Portfolio's investments may expose it to credit risks, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

         AmSouth Capital Growth Fund is also subject to the risks of investing in lesser capitalized companies, which typically involve greater risk than is customarily associated with large, more established companies due to the greater business risks of smaller size, limited markets, and lesser financial resources. AmSouth Capital Growth Fund is a non-diversified fund, which means it may invest in the securities of limited number of issuers. This may increase the volatility of the AmSouth Portfolio's performance and may it more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. Although Pioneer Oak Ridge Large Cap Growth VCT Portfolio is classified as a diversified investment company, the Portfolio may be comprised of fewer issuers than many large cap growth funds. Typically, the subadviser expects the Portfolio to include a limited number of different issuers, which may increase the volatility of the portfolio's net asset value per share.

         Each Portfolio may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Pioneer Portfolio invests in issuers in countries with emerging markets or if the Pioneer Portfolio invests significantly in one country. These risks may include:

         o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

         o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable

         o Adverse effect of currency exchange rates or controls on the value of the Portfolio's investments

         o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

         o Economic, political and social developments may adversely affect the securities markets

         o Withholding and other non-U.S. taxes may decrease the Portfolio's return

         At times, more than 25% of Pioneer Oak Ridge Large Cap Growth VCT Portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the Portfolio emphasizes investments in a market segment, the Portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

         Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Portfolio.

Past Performance

         Set forth below is performance information for the AmSouth Portfolio. Since the Pioneer Portfolio does not have a full calendar year of performance, it does not disclose any performance information. The bar chart shows how the AmSouth Portfolio's performance varied from year to year for each full calendar year since its inception. The table shows average annual total returns for the AmSouth Portfolio since its inception compared with a broad-based securities market index. The AmSouth Portfolio's returns in the bar chart and table are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the qualified retirement plan through which you invest. If such charges and expenses were included, performance would be lower. Absent limitation of the AmSouth Portfolio's expenses, total returns would be lower. Past performance does not indicate future results.

                           AmSouth Capital Growth Fund
                          Calendar Year Total Returns*

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

          2002      2003     2004
        -25.89     25.94     4.47

     During the period shown in the bar chart, your AmSouth Portfolio's highest quarterly return was 21.46% for the quarter ended June 30, 2003, and the lowest quarterly return was -24.77% for the quarter ended September 30, 2002.

                           AmSouth Capital Growth Fund
                          Average Annual Total Returns*
                    (for the periods ended December 31, 2004)

------------------------------------------------------------------------------------------------------
                                                                      1 Year       Since inception
                                                                                    (May 1, 2001)
------------------------------------------------------------------------------------------------------
AmSouth Capital Growth Fund                                              4.47%         -3.50%
------------------------------------------------------------------------------------------------------
S&P 500/Barra Growth Index  (1)
     (reflects no deduction for fees or expenses)                        6.13%         -0.31%
------------------------------------------------------------------------------------------------------

*   Assumes reinvestment of dividends and distributions.

(1) The S&P 500/Barra Growth Index is a widely recognized, unmanaged index of common stocks.

The most recent portfolio manager's discussion for AmSouth Capital Growth Fund is attached as Exhibit C.

The Portfolios' Fees and Expenses

         Shareholders of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on the expenses of each Portfolio for the year ended December 31, 2004. Future expenses for each Portfolio may be greater or less. The table does not reflect separate account or insurance contract fees and charges.

         The tables also show the pro forma expenses of the combined Portfolio assuming the Reorganization occurred on December 31, 2004. Pro forma numbers are estimated in good faith and are hypothetical.

                                                                     Pioneer Oak Ridge Large Cap
                                                AmSouth Capital         Growth VCT Portfolio           Combined Portfolio
                                                  Growth Fund             (Class II Shares)                (Pro Forma)
                                                ---------------      ---------------------------       ------------------
Shareowner transaction fees
     (paid directly from your investment)
Redemption fees for shares held less than           None                        None                          None
     30 days ..................................
Sales charge or deferred sales charge .........     None                        None                          None
Annual Portfolio operating expenses
     (deducted from Portfolio assets) (as a
     % of average net assets)
Management fee ................................     0.70%(1)                    0.75%                         0.75%
Distribution or Shareholder Service fee .......     0.25%(1)                    0.25%                         0.25%
Other expenses ................................     0.57%(1)                    5.22%                         0.54%
Total Operating expenses ......................     1.52%(1)                    6.22%(2)                      1.54%(2)
Expense limitation ............................     0.66%(1)                    5.27%(2)                      0.59%(2)
Net expenses ..................................     0.86%(1)                    0.95%(2)                      0.95%(2)

(1) AAMI currently limits its management fee to 0.30%. Other expenses (including shareholder servicing fees) are currently being limited to 0.56%. Total annual fund operating expenses, after fee waiver and expense reimbursements, currently are limited to 0.86%. Any fee waiver or expense reimbursement is voluntary and may be discontinued at any time.

(2) Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 0.95% of the average daily net assets attributable to Class II shares until May 1, 2007. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007.

         The hypothetical example below helps you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Portfolio's gross operating expenses remain the same, and (e) Pioneer Portfolio's contractual expense limitation is in effect for year one. It does not reflect (i) separate account or insurance contract fees and charges or (ii) AAMI's voluntary fee waivers or expense reimbursements with respect to the AmSouth Portfolio. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.

          Example

                           AmSouth Capital Growth Fund
          Year 1 ............................................      $155
          Year 3 ............................................      $480
          Year 5 ............................................      $829
          Year 10 ...........................................      $1,813
                Pioneer Oak Ridge Large Cap Growth VCT Portfolio
          Class II Shares
          Year 1 ............................................      $97
          Year 3 ............................................      $1,376
          Year 5 ............................................      $2,623
          Year 10                                                  $5,611
                         Combined Portfolio (Pro Forma)
          Class II Shares
          Year 1 ............................................      $97
          Year 3 ............................................      $429
          Year 5 ............................................      $784
          Year 10 ...........................................      $1,786

                                 CAPITALIZATION

         The following table sets forth the capitalization of each Portfolio as of May 31, 2005, and the pro forma combined Portfolio as of May 31, 2005.

-------------------------------------------------------------------------------------------------------------------------
                                 AmSouth Capital Growth Fund    Pioneer Oak Ridge Large       Combined Portfolio (pro
                                                                Cap Growth VCT Portfolio               forma)
                                                                   (Class II Shares)
                                       May 31, 2005                   May 31, 2005                 May 31, 2005
-------------------------------------------------------------------------------------------------------------------------
Net Assets                                $15,418.4                     $7,174.9                     $22,593.1
(in thousands)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                   $8.66                        $10.96                       $10.96
-------------------------------------------------------------------------------------------------------------------------
Shares Outstanding                        1,780,415                     654,629                      2,061,417
-------------------------------------------------------------------------------------------------------------------------

         It is impossible to predict how many shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio will actually be received and distributed by your AmSouth Portfolio on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Oak Ridge Large Cap Growth VCT Portfolio's shares that will actually be received and distributed.

Reasons for the Proposed Reorganization

         In evaluating the proposed Reorganization, the Trustees of the AmSouth Portfolios requested information, provided by AAMI and Pioneer, that they believes to be reasonably necessary for properly considering the proposal and were advised by legal counsel in the course of their deliberations. In considering the proposal, the Trustees took into account a number of considerations including, without limitation, the following:

         First, AAMI, the investment adviser to your AmSouth Portfolio informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Portfolio. Consequently, a change in your AmSouth Portfolio's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Portfolio, thereby reducing the Portfolio's size and increasing the Portfolio's expense ratios.

         Second, the resources of Pioneer, which the Trustees determined to be capable of providing appropriate, high-quality services. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Portfolio would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds.

         Third, Pioneer's commitment to limit, until May 1, 2007, the expenses of Class II shares to 0.95% of the assets attributable to Class II shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio. The Board noted that this expense ratio is comparable to the AmSouth Portfolio's current operating expenses after fee waivers and expense limitations, and considerably lower than the AmSouth Portfolio's current gross operating expenses (i.e., before fee waivers and expense limitations). The Board determined that Pioneer's expense limitation undertaking with respect to the Pioneer Portfolio was fair and reasonable in light of the current voluntary expense limitations applicable to the AmSouth Portfolio, which may be terminated at any time, as well as AAMI's indication that it would not continue the current voluntary expense limitations for the indefinite future.

         Fourth, the Class II shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio received in the Reorganization will provide AmSouth Capital Growth Fund shareholders with exposure to a comparable investment product.

         Fifth, Pioneer's long-term investment track record managing mutual funds that are similar to the Pioneer Portfolio. On the basis of this information, the Board determined that Pioneer is capable of providing an acceptable level of long-term investment performance, appropriate to the Pioneer Portfolio's investment objective, strategies and risks, despite the absence of a long-term performance track record for the Pioneer Portfolio.

         Sixth, Pioneer and AmSouth Bank will pay all costs of preparing and printing the Portfolios' proxy statements and solicitation costs incurred by the Portfolios in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of the AmSouth Portfolio in connection with the Reorganizations. The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization.

         Based on its review of the information provided, the Trustees of the AmSouth Portfolios determined that the proposed Reorganization was in the best interests of the Amsouth Portfolio and the beneficial owners of its shares and will not dilute the interests of such beneficial owners. Accordingly, the Trustees determined to recommend that the beneficial owners of the AmSouth Portfolio approve the Reorganizations.

         The Trustees recommend that the shareholders of your AmSouth Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         AmSouth Select Equity Fund and
                           Pioneer Fund VCT Portfolio

                                  PROPOSAL 1(b)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

         The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

          Each Portfolio primarily invests in equity securities of U.S. issuers and, consequently, is subject to similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Portfolio and the Pioneer Portfolio.

                           Comparison of AmSouth Select Equity Fund to Pioneer Fund VCT Portfolio

-----------------------------------------------------------------------------------------------------------------------------
                                         AmSouth Select Equity Fund                     Pioneer Fund VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Business                        A series of Variable Insurance Funds, a           A diversified series of Pioneer Variable
                                non-diversified open-end management investment    Contracts Trust, an open-end management
                                company organized as a Massachusetts business     investment company organized as a Delaware
                                trust.                                            statutory trust.

-----------------------------------------------------------------------------------------------------------------------------
Net assets as of                $66.5 million                                     $569.7 million
March 31, 2005
-----------------------------------------------------------------------------------------------------------------------------
Investment advisers and         Investment Adviser:                               Investment Adviser:
portfolio managers              AAMI                                              Pioneer

                                Sub-Adviser:                                      Portfolio Managers:
                                OakBrook Investments, LLC ("Oakbrook")            Day-to-day management of the Fund's
                                                                                  portfolio is the responsibility of John A.
                                Portfolio Managers:                               Carey (portfolio manger) and Walter
                                Day-to-day management of AmSouth Select           Hunnewell, Jr. (assistant portfolio
                                Equity Fund's portfolio is the                    manager).  Mr. Carey and Mr. Hunnewell are
                                responsibility of a team of investment            supported by the domestic equity team.  The
                                professionals, all of whom take part in the       portfolio managers and the team also may
                                decision making process. Dr. Neil Wright,         draw upon the research and investment
                                Ms. Janna Sampson and Dr. Peter Jankovskis        management expertise of the global research
                                are the team members and have been the            team, which provides fundamental research on
                                portfolio managers of the Fund since its          companies and includes members from
                                inception.  Each of the portfolio managers        Pioneer's affiliate, Pioneer Investment
                                has been with OakBrook since 1998.                Management Limited.

                                Dr. Wright is OakBrook's President and Chief      Mr. Carey is director of portfolio
                                Investment Officer. From 1993 to 1997, Dr.        management and an executive vice president
                                Wright was the Chief Investment Officer of        of Pioneer.  Mr. Carey joined Pioneer as an
                                ANB Investment Management & Trust Co.             analyst in 1979.
                                ("ANB").
                                                                                  Mr. Hunnewell is a vice president of
                                Ms. Sampson is OakBrook's Director of             Pioneer.  He joined  Pioneer in 2001 and has
                                Portfolio Management. From 1993 to 1997, she      been an investment professional since 1985.
                                was Senior Portfolio Manager for ANB.             Prior to joining Pioneer in 2001, Mr.
                                                                                  Hunnewell was an independent investment
                                Dr. Jankovskis is OakBrook's Director of          manager and a fiduciary of private asset
                                Research. From 1992 to 1996, he was an            portfolio from 2000 to 2001.
                                Investment Strategist for ANB and from 1996
                                to 1997 he was the Manager of Research for
                                ANB.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                         AmSouth Select Equity Fund                     Pioneer Fund VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Investment objective            AmSouth Select Equity Fund seeks long-term        Pioneer Fund VCT Portfolio seeks reasonable
                                capital growth.                                   income and capital growth.

-----------------------------------------------------------------------------------------------------------------------------
Primary investment              Under normal market conditions, AmSouth           Pioneer Fund VCT Portfolio invests the major
policy                          Select Equity Fund invests at least 80% of        portion of its assets in equity securities,
                                its assets in equity securities, consisting       primarily of U.S. issuers.  For purposes of
                                of common stocks and securities convertible       the Pioneer Portfolio's investment policies,
                                into common stocks, such as convertible           equity securities include common stocks,
                                bonds and convertible preferred stocks, of        convertible debt and other equity
                                companies with market capitalizations that        instruments, such as depositary receipts,
                                are greater than $2 billion at the time of        warrants, rights, interests in real estate
                                purchase.                                         investment trusts (REITs) and
                                                                                  preferred stocks.

-----------------------------------------------------------------------------------------------------------------------------
Investment strategies           OakBrook focuses on companies that possess a      Pioneer Fund VCT Portfolio uses a "value"
                                dominant market share and have a barrier,         style of management and seeks securities
                                such as a patent or well-known brand name,        selling at reasonable prices or substantial
                                that shields its market share and profits         discounts to their underlying values and
                                from competitors.  These companies typically      holds these securities until the market
                                have long records of stable earnings              values reflect their intrinsic values.
                                growth.  OakBrook continuously monitors this      Pioneer evaluates a security's potential
                                universe of companies looking for                 value, including the attractiveness of its
                                opportunities to purchase such stocks at          market valuation, based on the company's
                                reasonable prices.                                assets and prospectus for earnings growth.
                                                                                  In making that assessment, Pioneer employs
                                In managing the investment portfolio for          due diligence and fundamental research, an
                                AmSouth Select Equity Fund, OakBrook may          evaluation of the issuer based on its
                                focus on a relatively limited number of           financial statements and operations.
                                stocks (generally 25 or less).  OakBrook          Pioneer also considers a security's
                                believes that this investment strategy has        potential to provide a reasonable amount of
                                the potential for higher total returns than       income.  Pioneer focuses on the quality and
                                an investment strategy calling for                price of individual issuers, not on economic
                                investment in a larger number of securities.      sector or market-timing strategies.

                                                                                  Factors Pioneer looks for in selecting
                                                                                  investments include:

                                                                                  o   Favorable expected returns relative to
                                                                                      perceived risk

                                                                                  o   Above average potential for earnings and
                                                                                      revenue growth

                                                                                  o   Low market valuations relative to earnings
                                                                                      forecast, book value, cash flow and sales

                                                                                  o   A sustainable competitive advantage, such as
                                                                                      a brand name, customer base, proprietary
                                                                                      technology or economies of scale

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                         AmSouth Select Equity Fund                     Pioneer Fund VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Other investments               AmSouth Select Equity Fund also may invest in     Pioneer Fund VCT Portfolio may invest up to
                                securities issued by companies with market        25% of its total assets in REITs.  Pioneer
                                capitalizations below $2 billion, or invest in    Fund VCT Portfolio may invest up to 10% of
                                futures and options contracts for purposes of     its total assets in equity securities of
                                hedging the AmSouth Portfolio or maintaining      non-U.S. corporate issuers and debt
                                its exposure to the equity markets.               securities of non-U.S. corporate and
                                                                                  government issuers. The Pioneer Portfolio
                                The AmSouth Portfolio has the flexibility to      will not invest more than 5% of its total
                                make portfolio investments and engage in other    assets in the securities of emerging markets
                                investment techniques that are different than     issuers.
                                its principal strategies mentioned here.  More
                                information on the AmSouth Portfolio's            Pioneer Fund VCT Portfolio may invest a
                                investment strategies may be found in the         portion of its assets not invested in equity
                                SAI.                                              securities in debt securities of corporate
                                                                                  and government issuers. Generally the
                                                                                  Pioneer Portfolio acquires debt securities
                                                                                  that are investment grade, but the Portfolio
                                                                                  may invest up to 5% of its net assets in
                                                                                  below investment grade debt securities
                                                                                  issued by both U.S. and non-U.S. corporate
                                                                                  and government issuers, including below
                                                                                  investment grade convertible debt securities.

                                                                                  The Pioneer Portfolio invests in debt
                                                                                  securities when Pioneer believes that they
                                                                                  are consistent with the Portfolio's
                                                                                  investment objective by offering the
                                                                                  potential for reasonable income and capital
                                                                                  growth, to diversify the Portfolio or for
                                                                                  greater liquidity.

-----------------------------------------------------------------------------------------------------------------------------
Temporary defensive             OakBrook may temporarily invest up to 100%        Pioneer Fund VCT Portfolio may invest all or
strategies                      of AmSouth Select Equity Fund's assets in         part of its assets in securities with
                                high quality, short-term money market             remaining maturities of less than one year,
                                instruments if it believes adverse economic       cash equivalents or may hold cash.
                                or market conditions, such as excessive
                                volatility or sharp market declines, justify
                                taking a defensive investment posture.

-----------------------------------------------------------------------------------------------------------------------------
Diversification                 Amsouth Select Equity Fund is                  Pioneer Fund VCT Portfolio is diversified
                                non-diversified for the purpose of the         for the purpose of the Investment Company
                                Investment Company Act and, therefore, may     Act and is subject to diversification
                                concentrate its investments in a limited       requirements under the Code.
                                number of issuers.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                         AmSouth Select Equity Fund                     Pioneer Fund VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Industry concentration          AmSouth Select Equity Fund may not purchase       Pioneer Fund VCT Portfolio may not invest
                                any securities which would cause more than        more than 25% of its assets in any one
                                25% of the value of the Portfolio's total         industry.
                                assets at the time of purchase to be
                                invested in securities of one or more
                                issuers conducting their principal business
                                activities in the same industry, provided
                                that (a) there is no limitation with respect
                                to obligations issued or guaranteed by the
                                U.S. government or its agencies or
                                instrumentalities, and repurchase agreements
                                secured by obligations of the
                                U.S. government or its agencies or
                                instrumentalities; (b) wholly owned finance
                                companies will be considered to be in the
                                industries of their parents if their
                                activities are primarily related to
                                financing the activities of their parents;
                                and (c) utilities will be divided according
                                to their services. For example, gas, gas
                                transmission, electric and gas, electric,
                                and telephone will each be considered a
                                separate industry.

-----------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid         Each Portfolio may not invest more than 15% of its net assets in illiquid securities.
securities
-----------------------------------------------------------------------------------------------------------------------------
Borrowing                       AmSouth Select Equity Fund will not borrow        Pioneer Fund VCT Portfolio may not borrow
                                money or issue senior securities, except that     money, except from banks as a temporary
                                the AmSouth Portfolio may borrow from banks or    measure for extraordinary purposes and
                                brokers, in amounts up to 10% of the value of     except pursuant to reverse repurchase
                                its total assets at the time of such              agreements, and then only in amounts not to
                                borrowing.  The AmSouth Portfolio will not        exceed 33 1/3% of the Pioneer Portfolio's
                                purchase securities while its borrowing exceed    total assets (including the amount borrowed)
                                5% of its total assets.                           taken at market value.  The Pioneer
                                                                                  Portfolio will not use leverage to attempt
                                                                                  to increase income.  The Pioneer Portfolio
                                                                                  will not purchase securities while
                                                                                  outstanding borrowings (including reverse
                                                                                  repurchase agreements) exceed 5% of the
                                                                                  Pioneer Portfolio's total assets.

-----------------------------------------------------------------------------------------------------------------------------
Lending                         AmSouth Select Equity Fund will not make          Pioneer Fund VCT Portfolio may not make
                                loans, except that the AmSouth Portfolio may      loans, except that the Pioneer Portfolio may
                                purchase or hold debt instruments and lend        lend portfolio securities in accordance with
                                portfolio securities (in an amount not to         the Pioneer Portfolio's investment policies
                                exceed one-third of its total assets), in         and may purchase or invest in repurchase
                                accordance with its investment objective and      agreements, bank certificates of deposit, a
                                policies, make time deposits with financial       portion of an issue of publicly distributed
                                institutions and enter into repurchase            bonds, bank loan participation agreements,
                                agreements.                                       bankers' acceptances, debentures or other
                                                                                  securities, whether or not the purchase is
                                                                                  made upon the original issuance of the
                                                                                  securities.

-----------------------------------------------------------------------------------------------------------------------------
Derivative instruments          The AmSouth Portfolio may also enter into         Pioneer Fund VCT Portfolio may use futures
                                contracts for the future delivery of              and options on securities, indices and
                                securities or foreign currencies and futures      currencies, forward currency exchange
                                contracts based on a specific security,           contracts and other derivatives.  The
                                class of securities, foreign currency or an       Pioneer Portfolio does not use derivatives
                                index, purchase or sell options on any such       as a primary investment technique and
                                futures contracts and engaged in related          generally limits their use to hedging.
                                closing transactions.  The AmSouth Portfolio      However, the Pioneer Portfolio may use
                                may engage in such futures contracts in an        derivatives for a variety of non-principal
                                effort to hedge against market risks and to       purposes, including:
                                manage its cash positions. The AmSouth
                                Portfolio may also enter into forward             o   As a hedge against adverse changes in
                                currency contracts in order to hedge against          stock market prices, interest rates or
                                adverse movements in exchange rates between           currency exchange rates
                                currencies and use foreign currency
                                options.  As part of its financial futures        o   As a substitute for purchasing or selling
                                transactions and to hedge foreign currency            securities
                                exchange rate risk, the AmSouth Portfolio
                                may use foreign currency futures contracts        o   To increase the Pioneer Portfolio's return
                                and options on such futures contracts.                as a non-hedging strategy that may be
                                                                                      considered speculative
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                         AmSouth Select Equity Fund                     Pioneer Fund VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Short-term trading              Each Portfolio usually does not, although it may, trade for short-term profits. A Portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the Portfolio's investment criteria.

-----------------------------------------------------------------------------------------------------------------------------
Other investment policies and   As described above, the Portfolios have similar principal investment strategies and
restrictions                    policies.  Certain of the non-principal investment policies and restrictions are different.  For a more complete discussion of each Portfolio's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

-----------------------------------------------------------------------------------------------------------------------------
                                                           Buying, Selling and Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------------
Sales charges                   Shares of AmSouth Select Equity Fund are not      The Class II shares of Pioneer Fund VCT
                                subject to any sales charges.                     Portfolio you receive in the Reorganization
                                                                                  will not be subject to any sales charge.

-----------------------------------------------------------------------------------------------------------------------------
Management and other            AmSouth Select Equity Fund pays AAMI an           Pioneer Fund VCT Portfolio pays Pioneer an
fees                            investment advisory fee, which is the lesser      annual fee equal to 0.65% of the Pioneer
                                of (a) 0.80% of the AmSouth Portfolio's daily     Portfolio's average daily net assets.
                                net assets, which is computed daily and paid
                                monthly or (b) such amount as may from time to    In addition, Pioneer Fund VCT Portfolio
                                time be agreed upon in writing by the AmSouth     reimburses Pioneer for certain fund
                                Trust and AAMI.                                   accounting and legal expenses incurred on
                                                                                  behalf of the Pioneer Portfolio and pays a
                                AAMI currently limits its management fee to       separate shareowner servicing/transfer
                                0.72% of AmSouth Select Equity Fund's average     agency fee to PIMSS, an affiliate of Pioneer.
                                daily net assets, and other expenses currently
                                are being limited to 0.53% of the AmSouth         Pioneer has agreed until May 1, 2007 to
                                Portfolio's average daily net assets.             limit the expenses (excluding extraordinary
                                                                                  expenses) of the Class II shares of the
                                For the fiscal year ended December 31, 2004,      Portfolio to 1.00% of the average daily net
                                annual fund operating expenses for the AmSouth    assets attributable to Class II.  There can
                                Portfolio, after giving effect to voluntary       be no assurance that Pioneer will extend the
                                fee waivers and expense limitations, were         expense limitation beyond May 1, 2007.
                                1.25% of average daily net assets, and without
                                giving effect to fee waivers and expense
                                limitations, were 1.43% of average daily net
                                assets.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                         AmSouth Select Equity Fund                     Pioneer Fund VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Distribution or service fee     AmSouth Select Equity Fund charges a fee for      Pioneer Fund VCT Portfolio has adopted a
                                support services to investors, such as            plan of distribution for Class II shares in
                                establishing and maintaining accounts and         accordance with Rule 12b-1 under the
                                records, providing account information,           Investment Company Act. Under the plan, the
                                arranging for bank wires, responding to           Portfolio pays to Pioneer Funds Distributor,
                                routine inquiries, forwarding investor            Inc. a distribution fee of 0.25% of the
                                communications, assisting in the processing       average daily net assets attributable to
                                of purchase, exchange and redemption              Class II shares.
                                requests, and assisting investors in
                                changing account designations and                 Because these fees are an ongoing expense,
                                addresses.                                        over time they increase the cost of an
                                                                                  investment and the shares may cost more than
                                For expenses incurred and services provided,      shares that are subject to other types of
                                a Servicing Agent receives a fee from             sales charges.
                                AmSouth Select Equity Fund, computed daily
                                and paid monthly, at an annual rate of up to
                                0.25% of the average daily net assets of the
                                AmSouth Portfolio allocable to variable
                                insurance contracts owned by customers of
                                the Servicing Agent.  A Servicing Agent may
                                periodically waive all or a portion of its
                                servicing fees with respect to the AmSouth
                                Portfolio to increase the net income of the
                                AmSouth Portfolio available for distribution
                                as dividends.

-----------------------------------------------------------------------------------------------------------------------------
Buying shares                   Shares of the AmSouth Portfolio are               The Pioneer Portfolio may sell its shares
                                available for purchase by insurance company       directly to separate accounts established
                                separate accounts to serve as an investment       and maintained by insurance companies for
                                medium for variable insurance contracts, and      the purpose of funding variable contracts
                                by qualified pension and retirement plans,        and to qualified plans.  Shares of the
                                certain insurance companies, AAMI and             Pioneer Portfolio are sold at net asset
                                Oakbrook.  Investors do not deal directly         value.  Investments in a Pioneer Portfolio
                                with the AmSouth Portfolio to purchase or         are credited to an insurance company's
                                redeem shares.  Shares of the AmSouth             separate account or qualified plan account,
                                Portfolio are purchased at the net asset          immediately upon acceptance of the
                                value per share next determined after             investment by the Pioneer Portfolio.  The
                                receipt and acceptance by the AmSouth             offering of shares of the Pioneer Portfolio
                                Portfolio's distributor (or other agent) of       may be suspended for a period of time, and
                                a purchase order.  Each AmSouth Portfolio         the Pioneer Portfolio reserves the right to
                                reserves the right to reject or refuse, in        reject any specific purchase order.
                                its discretion, any order for the purchase        Purchase orders may be refused if, in the
                                of the AmSouth Portfolio's shares, in whole       investment adviser's opinion, they are of a
                                or in part.                                       size or frequency that would disrupt the
                                                                                  management of the Pioneer Portfolio.
                                The AmSouth Portfolio reserves the right to
                                discontinue offering shares at any time, or to
                                cease investment operations entirely.

-----------------------------------------------------------------------------------------------------------------------------
Selling shares                  Shares of the AmSouth Portfolio are redeemed      Shares of the Pioneer Portfolio will be sold
                                at the net asset value per share next             at net asset value per share next calculated
                                determined after receipt by the AmSouth           after the Pioneer Portfolio receives the
                                Portfolio's distributor (or other agent) of a     request in good order.
                                redemption request.
                                                                                  You may sell your shares by contacting the
                                                                                  insurance company sponsoring your variable
                                                                                  contract, as described in your variable
                                                                                  contract's prospectus.

-----------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

         Because each Portfolio has a similar investment objective, primary investment policies and strategies, the Portfolios are subject to similar principal risks. You could lose money on your investment in either Portfolio or not make as much as if you invested elsewhere if:

         o The stock market goes down (this risk may be greater in the short term)

         o The adviser's/subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

         o To the extent each Portfolio invests in fixed income securities, it will be subject to interest rate risk, which is the risk that changes in interest rates will affect the value of the Portfolio's investments, and credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

         Because AmSouth Select Equity Fund is not diversified for the purpose of the Investment Company Act, it may invest in a relatively small number of issuers and may be exposed to risks caused by events that affect particular companies to a greater extent than more broadly diversified mutual funds. AmSouth Select Equity Fund is also subject to the risks associated with investing in stocks of small / mid capitalization companies, which tend to be more volatile and less liquid than stocks of large capitalization companies.

         Pioneer Fund VCT Portfolio may be subject to the risks that value stocks fall out of favor with investors or the Portfolio's assets remain undervalued or do not have the potential value originally expected. At times, more than 25% of the Pioneer Portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

         Each Portfolio may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Pioneer Portfolio invests in issuers in countries with emerging markets or if the Pioneer Portfolio invests significantly in one country. These risks may include:

         o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

         o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable

         o Adverse effect of currency exchange rates or controls on the value of the Portfolio's investments

         o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

         o Economic, political and social developments may adversely affect the securities markets

         o Withholding and other non-U.S. taxes may decrease the Portfolio's return

         Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Portfolio.

Past Performance

         Set forth below is performance information for each Portfolio. The bar charts show how each Portfolio's total return has varied from year to year for each full calendar year since its inception. The tables show average annual total return for each Portfolio since its inception compared with a broad-based securities market index. Each Portfolio's returns in the bar chart and table are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the qualified retirement plan through which you invest. If such charges and expenses were included, performance would be lower. Absent limitation of the AmSouth Portfolio's expenses, total returns would be lower. Past performance does not indicate future results.

                           AmSouth Select Equity Fund
                          Calendar Year Total Returns*

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

         2000      2001        2002       2003      2004
        11.96      8.26       -8.43      26.24      9.64

     During the period shown in the bar chart, your AmSouth Portfolio's highest quarterly return was 17.63% for the quarter ended December 31, 2000, and the lowest quarterly return was -12.98% for the quarter ended September 30, 2002.

                           Pioneer Fund VCT Portfolio
                          Calendar Year Total Returns*

         The chart shows the performance of the Pioneer Fund VCT Portfolio's Class II shares for each full calendar year since the inception of Class I shares on October 31, 1997. The performance of Class II shares for the period prior to commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares. For the period after May 1, 2000, the actual performance of Class II shares is reflected, which performance may be influenced by the smaller asset size of Class II shares compared to Class I shares.

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

        1998       1999       2000       2001       2002       2003       2004
        26.04      15.50      1.63       -11.09     -19.25     23.44      10.93

     During the period shown in the bar chart, Pioneer Portfolio's highest quarterly return was 20.97% for the quarter ended December 31, 1998 and the lowest quarterly return was -17.36% for the quarter ended September 30, 2002.

                          Average Annual Total Returns*
                    (for the periods ended December 31, 2004)

---------------------------------------------------------------------------------------------------------
                                                         1 Year          5 Years       Since inception
---------------------------------------------------------------------------------------------------------
AmSouth Select Equity Fund                                   9.64%         8.96%             4.93%(3)
---------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio(1)                               10.93%        -0.02%             6.11%(4)
---------------------------------------------------------------------------------------------------------
S&P 500 Index(2)
     (reflects no deduction for fees or expenses)           10.88%        -2.30%             5.57%(5)
---------------------------------------------------------------------------------------------------------

*    Assumes reinvestment of dividends and distributions.

(1) The table shows the average annual total returns of the Pioneer Portfolio's Class II shares over time. The performance of Class II shares for the period prior to the commencement of operations of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of Class I shares, reduced to reflect the higher distribution fee of Class II shares.

(2) The S&P 500 Index is a widely recognized measure of the performance of the 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

(3)  The inception date of Amsouth Select Equity Fund is May 3, 1999.

(4) The inception date of Pioneer Fund VCT Portfolio is the inception date of its Class I shares on October 31, 1997.

(5) Reflects the return of the S&P 500 Index since the inception of Pioneer Fund VCT Portfolio's Class I shares. The return of the index since the inception of AmSouth Select Equity Fund is -0.21%.

The most recent portfolio manager's discussion for each Portfolio is attached as Exhibit C.

The Portfolios' Fees and Expenses

         Shareholders of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on the expenses of each Portfolio for the year ended December 31, 2004. Future expenses of each Portfolio may be greater or less. The table does not reflect separate account or insurance contract fees and charges. Pro forma numbers are estimated in good faith and are hypothetical.

         The tables also show the pro forma expenses of the combined Portfolio assuming the Reorganization occurred on December 31, 2004.

                                                                                Pioneer Fund VCT
                                                     AmSouth Select                 Portfolio             Combined Portfolio
                                                      Equity Fund               (Class II Shares)             (Pro Forma)
                                                     --------------             -----------------         ------------------
Shareowner transaction fees (paid directly
     from your investment)
Redemption fees for shares held less than                 None                         None                      None
     30 days ....................................
Sales charge or deferred sales charge ...........         None                         None                      None
Annual Portfolio operating expenses
     (deducted from Portfolio assets) (as a
     % of average net assets)
Management fee ..................................        0.80%(1)                     0.65%                     0.65%
Distribution or Shareholder Service Fee .........        0.25%(1)                     0.25%                     0.25%
Other expenses ..................................        0.38%(1)                     0.06%                     0.06%
Total operating expenses ........................        1.43%(1)                     0.96%(2)                  0.96%(2)
Expense limitation ..............................        0.18%(1)                       --                        --
Net expenses ....................................        1.25%(1)                     0.96%(2)                  0.96%(2)

(1) AAMI currently limits its management fee to 0.72%. Other expenses (including shareholder servicing fees) are currently being limited to 0.53%. Total annual fund operating expenses, after fee waiver and expense reimbursements, currently are limited to 1.25%. Any fee waiver or expense reimbursement is voluntary and may be discontinued at any time.

(2) Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares until May 1, 2007. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007.

         The hypothetical example below helps you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Portfolio's gross operating expenses remain the same. It does not reflect (i) separate account or insurance contract fee and charges or (ii) AAMI's voluntary fee waivers or expense reimbursements with respect to the AmSouth Portfolio. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.

          Example

                           AmSouth Select Equity Fund
          Year 1 ............................................       $127
          Year 3 ............................................       $397
          Year 5 ............................................       $686
          Year 10 ...........................................       $1,511
                           Pioneer Fund VCT Portfolio
          Class II Shares
          Year 1 ............................................       $98
          Year 3 ............................................       $306
          Year 5 ............................................       $531
          Year 10 ...........................................       $1,178
                         Combined Portfolio (Pro Forma)
          Class II Shares
          Year 1 ............................................       $98
          Year 3 ............................................       $306
          Year 5 ............................................       $531
          Year 10 ...........................................       $1,178

                                 CAPITALIZATION

         The following table sets forth the capitalization of each Portfolio as of May 31, 2005, and the pro forma combined Portfolio as of May 31, 2005.

----------------------------------------------------------------------------------------------------------------------
                                AmSouth Select Equity Fund       Pioneer Fund VCT           Combined Portfolio (pro
                                                                    Portfolio                      forma)
                                                                (Class II Shares)
                                       May 31, 2005                 May 31, 2005                 May 31, 2005
----------------------------------------------------------------------------------------------------------------------
Net Assets                              $64,898.0                    $135,454.5                   $200,352.5
(in thousands)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                 $11.94                       $20.33                       $20.33
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding                      5,436,438                     662,789                     9,855,660
----------------------------------------------------------------------------------------------------------------------

         It is impossible to predict how many shares of Pioneer Fund VCT Portfolio will actually be received and distributed by your AmSouth Portfolio on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Fund VCT Portfolio's shares that will actually be received and distributed.

Reasons for the Proposed Reorganization

         In evaluating the proposed Reorganization, the Trustees of the AmSouth Portfolios requested information, provided by AAMI and Pioneer, that they believes to be reasonably necessary for properly considering the proposal and were advised by legal counsel in the course of their deliberations. In considering the proposal, the Trustees took into account a number of considerations including, without limitation, the following:

         First, AAMI, the investment adviser to the Portfolio informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Portfolio. Consequently, a change in your AmSouth Portfolio's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the AmSouth Portfolio, thereby reducing the size of the AmSouth Portfolio and increase its expense ratios.

         Second, the Pioneer Portfolio's total expenses, as well as the Pioneer Portfolio's anticipated expenses of the combined Portfolio, are lower than AmSouth Select Equity Fund's current expenses net of voluntary fee waivers and expense limitations, and Pioneer has committed to limit the expenses of Class II shares to 1.00% of the assets attributable to the Class II shares of the Pioneer Portfolio until May 1, 2007.

         Third, the resources of Pioneer, which the Trustees determined to be capable of provided appropriate, high-quality services. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Portfolio would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds.

         Fourth, the Class II shares of Pioneer Fund VCT Portfolio received in the Reorganization will provide AmSouth Select Equity Fund shareholders with exposure to a comparable investment product.

         Fifth, Pioneer's performance track record in managing the Pioneer Portfolio, as well as its long-term investment track record managing mutual funds that are similar to the Pioneer Portfolio. The Board noted that the Pioneer Portfolio had significantly outperformed the AmSouth Portfolio for the one-year period ended March 31, 2005, although the AmSouth Portfolio's performance was stronger over the longer term. On the basis of this information, the Board determined that Pioneer is capable of providing an acceptable level of long-term investment performance, appropriate to the Pioneer Portfolio's investment objective, strategies and risks.

         Sixth, Pioneer and AmSouth Bank will pay all costs of preparing and printing the Portfolios' proxy statements and solicitation costs incurred by the Portfolios in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of the AmSouth Portfolio in connection with the Reorganizations. The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization.

         Based upon its review of the information provided, the Trustees of the AmSouth Portfolio determined that the proposed Reorganization was in the best interests of the AmSouth Portfolio and the beneficial owners of its shares and will not dilute the interests of such beneficial owners. Accordingly, the Trustees determined to recommend that the beneficial owners of the AmSouth Portfolio approve the Reorganization.

         The Trustees recommend that the shareholders of your AmSouth Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                             AmSouth Value Fund and
                           Pioneer Value VCT Portfolio

                                  PROPOSAL 1(c)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

         The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

          Each Portfolio primarily invests in equity securities of U.S. issuers and, consequently, is subject to similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Portfolio and the Pioneer Portfolio.

         Comparison of AmSouth Value Fund to Pioneer Value VCT Portfolio

-----------------------------------------------------------------------------------------------------------------------------
                                             AmSouth Value Fund                         Pioneer Value VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Business                        A diversified series of Variable Insurance        A diversified series of Pioneer Variable
                                Funds, an open-end management investment          Contracts Trust, an open-end management
                                company organized as a Massachusetts              investment company organized as a Delaware
                                business trust.                                   statutory trust.

-----------------------------------------------------------------------------------------------------------------------------
Net assets as of                $60.08 million                                    $13.10 million
March 31, 2005
-----------------------------------------------------------------------------------------------------------------------------
Investment advisers and         Investment Adviser:                               Investment Adviser:
portfolio managers              AAMI                                              Pioneer

                                Portfolio Manager:                                Portfolio Managers:
                                AmSouth Value Fund is managed by Brian B.         Day-to-day management of Pioneer Value VCT
                                Sullivan, CFA (since June 2004). Mr.              Portfolio is the responsibility of J. Rodman
                                Sullivan has been an officer of AAMI since        Wright, lead portfolio manager.  Mr. Wright
                                1996 and joined AmSouth Bank in 1982. Prior       is supported by Aaron C. Clark, portfolio
                                to serving as Director of Fixed Income for        manager, and the domestic equity team.
                                AmSouth Bank's Trust Department, Mr.              Members of this team manage other Pioneer
                                Sullivan managed equity portfolios and held       funds investing primarily in U.S. equity
                                the position of equity research coordinator       securities.
                                for AmSouth Bank's Trust Department.
                                                                                  Mr. Wright is a senior vice president of
                                                                                  Pioneer and strategy director of the value
                                                                                  team.  He joined Pioneer in 1994 as an
                                                                                  analyst and has been an investment
                                                                                  professional since 1988.

                                                                                  Mr. Clark is a vice president and joined
                                                                                  Pioneer in 2004 as a portfolio manager.
                                                                                  Prior to joining Pioneer, Mr. Clark was
                                                                                  employed as a portfolio manager at Morgan
                                                                                  Stanley Investment Management from 1997 to
                                                                                  2004 and has been an investment professional
                                                                                  since 1992.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                             AmSouth Value Fund                         Pioneer Value VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Investment objective            AmSouth Value Fund seeks capital growth,          Pioneer Value VCT Portfolio seeks reasonable
                                with current income as an incidental              income and capital growth.
                                objective.

-----------------------------------------------------------------------------------------------------------------------------
Primary investment policy       Under normal market conditions, AmSouth Value     Pioneer Value VCT Portfolio seeks to invest
                                Fund invests at least 80% of its assets in a      in a broad list of carefully selected,
                                diversified portfolio of equity securities        reasonably priced securities whose prices
                                that AAMI believes to be undervalued.  Equity     reflect a premium resulting from their
                                securities may include common stocks and          current market popularity.  The Portfolio
                                securities convertible into common stocks,        invests the major portion of its assets in
                                such as convertible bonds and convertible         equity securities, primarily of U.S.
                                preferred stocks.                                 issuers.

                                                                                  For purposes of the Portfolio's investment
                                                                                  policies, equity securities include common
                                                                                  stocks, convertible debt and other equity
                                                                                  instruments, such as depositary receipts,
                                                                                  warrants, rights, and preferred stocks.

-----------------------------------------------------------------------------------------------------------------------------
Investment strategies           AAMI uses a variety of economic projections,      Pioneer Value VCT Portfolio uses a "value"
                                quantitative techniques, and earnings             style of management and seeks securities
                                projections in formulating individual stock       selling at reasonable prices or substantial
                                purchase and sale decisions.  AAMI will select    discounts to their underlying values and
                                investments believed to have basic investment     holds these securities until the market
                                value which will eventually be recognized by      values reflect their intrinsic values.
                                other investors.  Factors which may be            Pioneer evaluate a security's potential
                                considered in selecting equity securities         value, including the attractiveness of its
                                include industry and company fundamentals,        market valuation, based on the company's
                                historical price relationships, and/or            asset s and prospects for earnings and
                                underlying asset value.                           revenue growth. In making that assessment,
                                AmSouth Value Fund expects to earn incidental     Pioneer employs due diligence and
                                income mainly from stock dividends and            fundamental research, an evaluation of the
                                preferred stocks.                                 issuer based on its financial statements and
                                                                                  operations, employing a bottom-up analytic
                                                                                  style.  Pioneer also considers a security's
                                                                                  potential to provide a reasonable amount of
                                                                                  income.

                                                                                  Factors Pioneer looks for in selecting
                                                                                  investments include:

                                                                                  o   Above average potential for earnings and
                                                                                      revenue growth

                                                                                  o   Favorable expected returns relative to
                                                                                      perceived risks

                                                                                  o   Management with demonstrated ability and
                                                                                      commitment to the company

                                                                                  o   Low market valuations relative to earnings
                                                                                      forecast, book value, cash flow and sales

                                                                                  o   Turnaround potential for companies that
                                                                                      have been through difficult periods

                                                                                  o   Good prospects for dividend growth

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                             AmSouth Value Fund                         Pioneer Value VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Other investments               In addition to equity securities, AmSouth         Pioneer Value VCT Portfolio primarily
                                Value Fund may invest in preferred stocks,        invests in securities of U.S. issuers.  The
                                corporate bonds, notes, warrants, and short       Pioneer Portfolio may invest up to 25% of
                                term money market instruments.  The portion       its total assets in securities of non-U.S.
                                of the AmSouth Portfolio's assets invested        issuers.  The Pioneer Portfolio will not
                                in common stocks, convertible securities and      invest more than 5% of its total assets in
                                fixed income securities varies according to       the securities of emerging markets issuers.
                                AAMI's assessment of market and economic
                                conditions and future outlook.                    Pioneer Value VCT Portfolio may invest a
                                                                                  portion of its assets not invested in equity
                                The AmSouth Portfolio has the flexibility to      securities in debt securities of corporate
                                make portfolio investments and engage in          and government issuers.  Generally, the
                                other investment techniques that are              Pioneer Portfolio acquired debt securities
                                different than its principal strategies           that are investment grade, but the Pioneer
                                mentioned here.  More information on the          Portfolio may invest up to 5% of its net
                                AmSouth Portfolio's investment strategies         assets in below investment grade securities
                                may be found in the SAI.                          issued by both U.S. and non-U.S. corporate
                                                                                  and government issuers, including below
                                                                                  investment grade convertible debt
                                                                                  securities.

                                                                                  The Pioneer Portfolio invests in debt
                                                                                  securities when Pioneer believes they are
                                                                                  consistent with the Portfolio's investment
                                                                                  objective by offering the potential for
                                                                                  reasonable income and capital growth, to
                                                                                  diversify the Portfolio or for greater
                                                                                  liquidity.

-----------------------------------------------------------------------------------------------------------------------------
Temporary defensive             AAMI may temporarily invest up to 100% of         Pioneer Value VCT Portfolio may invest all
strategies                      AmSouth Value Fund's assets in high quality,      or part of its assets in securities with
                                short-term money market instruments if it         remaining maturities of less than one year,
                                believes adverse economic or market               cash equivalents or may hold cash.
                                conditions, such as excessive volatility or
                                sharp market declines, justify taking a
                                defensive investment posture.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                             AmSouth Value Fund                         Pioneer Value VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Diversification                 Each Portfolio is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Code.
-----------------------------------------------------------------------------------------------------------------------------
Industry concentration          AmSouth Value Fund may not purchase any           Pioneer Value VCT Portfolio may not invest
                                securities which would cause more than 25%        more than 25% of its assets in any one
                                of the value of the Fund's total assets at        industry.
                                the time of purchase to be invested in
                                securities of one or more issuers conducting
                                their principal business activities in the
                                same industry, provided that (a) there is no
                                limitation with respect to obligations
                                issued or guaranteed by the U.S. government
                                or its agencies or instrumentalities, and
                                repurchase agreements secured by obligations
                                of the U.S. government or its agencies or
                                instrumentalities; (b) wholly owned finance
                                companies will be considered to be in the
                                industries of their parents if their
                                activities are primarily related to
                                financing the activities of their parents;
                                and (c) utilities will be divided according
                                to their services.  For example, gas, gas
                                transmission, electric and gas, electric,
                                and telephone will each be considered a
                                separate industry.

-----------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid         AmSouth Value Fund may not invest more than       Pioneer Value Fund may not invest more than
securities                      15% of its net assets in securities that are      15% of its net assets in securities that are
                                restricted as to resale, or for which no          illiquid and other securities that are not
                                readily available market exists, including        readily marketable.  Repurchase agreements
                                repurchase agreements providing for               maturing in more than seven days will be
                                settlement more than seven days after notice.     included for purposes of the foregoing
                                                                                  limit.

-----------------------------------------------------------------------------------------------------------------------------
Borrowing                       AmSouth Value Fund will not borrow money or       Pioneer Value VCT Portfolio may not borrow
                                issue senior securities, except that the          money, except the Pioneer Portfolio may:
                                AmSouth Portfolio may borrow from banks or        (a) borrow from banks or through reverse
                                brokers, in amounts up to 10% of the value of     repurchase agreements in an amount up to 33
                                its total assets at the time of such              1/3% of the Pioneer Portfolio's total assets
                                borrowing.  The AmSouth Portfolio will not        (including the amount borrowed); (b) to the
                                purchase securities while its borrowing exceed    extent permitted by applicable law, borrow
                                5% of its total assets.                           up to an additional 5% of the Pioneer
                                                                                  Portfolio's assets for temporary purposes;
                                                                                  (c) obtain such short-term credits as are
                                                                                  necessary for the clearance of portfolio
                                                                                  transactions; (d) the Pioneer Portfolio may
                                                                                  purchase securities on margin to the extent
                                                                                  permitted by applicable law; and (e) engage
                                                                                  in transactions in mortgage dollar rolls
                                                                                  that are accounted for as financings.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                             AmSouth Value Fund                         Pioneer Value VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Lending                         AmSouth Value Fund will not make loans,           Pioneer Value VCT Portfolio may not make
                                except that the AmSouth Portfolio may             loans, except by the purchase of debt
                                purchase or hold debt instruments and lend        obligations, by entering into repurchase
                                portfolio securities (in an amount not to         agreements or through the lending of
                                exceed one-third of its total assets), in         portfolio securities.
                                accordance with its investment objective and
                                policies, make time deposits with financial
                                institutions and enter into repurchase
                                agreements.

-----------------------------------------------------------------------------------------------------------------------------
Derivative instruments          AmSouth Value Fund may purchase put and call      Pioneer Value VCT Portfolio may use futures
                                options on securities and currencies.  The        and options on securities, indices and
                                AmSouth Portfolio may also engage in writing      currencies, forward currency exchange
                                covered call options (on securities or            contracts and other derivatives.  The
                                currencies owned by the AmSouth Portfolio).       Pioneer Portfolio does not use derivatives
                                The AmSouth Portfolio may also enter into         as a primary investment technique and
                                contracts for the future delivery of              generally limits their use to hedging.
                                securities or foreign currencies and futures      However, the Pioneer Portfolio may use
                                contracts based on a specific security,           derivatives for a variety of non-principal
                                class of securities, foreign currency or an       purposes, including:
                                index, purchase or sell option on any such
                                futures contracts and engage in related           o   As a hedge against adverse changes in
                                closing transactions.  The AmSouth Portfolio          stock market prices, interest rates or
                                may engage in such futures contracts in an            currency exchange rates
                                effort to hedge against market risks and to
                                manage its cash position.  The AmSouth            o   As a substitute for purchasing or selling
                                Portfolio may also enter into forward                 securities
                                currency contracts in order to hedge against
                                adverse movements in exchange rates between       o   To increase the Pioneer Portfolio's return
                                currencies and use foreign currency                   as a non-hedging strategy that may be
                                options.  As part of its financial futures            considered speculative
                                transactions and to hedge foreign currency
                                exchange rate risk, the AmSouth Portfolio
                                may use foreign currency futures contracts
                                and options on such futures contracts.

-----------------------------------------------------------------------------------------------------------------------------
Short-term trading              The AmSouth Portfolio will not generally          The Pioneer Portfolio usually does not trade
                                trade in securities for short-term profits.       for short-term profits. A Portfolio will
                                However, the AmSouth Portfolio is actively        sell an investment, however, even if it has
                                managed and, under appropriate                    only been held for a short time, if it no
                                circumstances, may purchase and sell              longer meets the Portfolio's investment
                                securities without regard to the length of        criteria.
                                time held.  A high portfolio turnover rate
                                may increase transaction costs, which may
                                negatively impact the AmSouth Portfolio's
                                performance.

-----------------------------------------------------------------------------------------------------------------------------
Other investment policies       As described above, the Portfolios have similar principal investment strategies and
and restrictions                policies.  Certain of the non-principal investment policies and restrictions are different.  For a more complete discussion of each Portfolio's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

-----------------------------------------------------------------------------------------------------------------------------
                                                           Buying, Selling and Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------------
Sales charges                   Shares of AmSouth Value Fund are not subject      The Class II shares of Pioneer Value VCT
                                to any sales charges.                             Portfolio you receive in the Reorganization
                                                                                  will not be subject to any sales charge.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                             AmSouth Value Fund                         Pioneer Value VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Management and other            AmSouth Value Fund pays AAMI an investment        Pioneer Value VCT Portfolio pays Pioneer an
fees                            advisory fee, which is the lesser of (a) 0.60%    annual fee equal to 0.65% of the Pioneer
                                of the AmSouth Portfolio's daily net assets,      Portfolio's average daily net assets.
                                which is computed daily and paid monthly or
                                (b) such amount as may from time to time be       Pioneer has agreed until May 1, 2007 to
                                agreed upon in writing by the AmSouth Trust       limit the expenses (excluding extraordinary
                                and AAMI.                                         expenses) of the Class II shares of the
                                                                                  Portfolio to 1.30% of the average daily net
                                                                                  assets attributable to Class II.  There can
                                                                                  be no assurance the Pioneer will extend the
                                                                                  expense limitation beyond May 1, 2007.

                                                                                  In addition, Pioneer Value VCT Portfolio
                                                                                  reimburses Pioneer for certain fund
                                                                                  accounting and legal expenses incurred on
                                                                                  behalf of the Pioneer Portfolio and pays a
                                                                                  separate shareowner servicing/transfer
                                                                                  agency fee to PIMSS, an affiliate of Pioneer.

-----------------------------------------------------------------------------------------------------------------------------
Distribution or service         AmSouth Value Fund charge a fee for support       Pioneer Value VCT Portfolio has adopted a
fee                             services to investors, such as establishing       plan of distribution for Class II shares in
                                and maintaining accounts and records,             accordance with Rule 12b-1 under the
                                providing account information, arranging for      Investment Company Act. Under the plan, the
                                bank wires, responding to routine inquiries,      Portfolio pays to Pioneer Funds Distributor,
                                forwarding investor communications,               Inc. a distribution fee of 0.25% of the
                                assisting in the processing of purchase,          average daily net assets attributable to
                                exchange and redemption requests, and             Class II shares.
                                assisting investors in changing account
                                designations and addresses.                       Because these fees are an ongoing expense,
                                                                                  over time they increase the cost of an
                                For expenses incurred and services provided,      investment and the shares may cost more than
                                a Servicing Agent receives a fee from             shares that are subject to other types of
                                AmSouth Value Fund, computed daily and paid       sales charges.
                                monthly, at an annual rate of up to 0.25% of
                                the average daily net assets of the AmSouth
                                Portfolio allocable to variable insurance
                                contracts owned by customers of the
                                Servicing Agent.  A Servicing Agent may
                                periodically waive all or a portion of its
                                servicing fees with respect to the AmSouth
                                Portfolio to increase the net income of the
                                AmSouth Portfolio available for distribution
                                as dividends.

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                             AmSouth Value Fund                         Pioneer Value VCT Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Buying shares                   Shares of the AmSouth Portfolio are               The Pioneer Portfolio may sell its shares
                                available for purchase by insurance company       directly to separate accounts established
                                separate accounts to serve as an investment       and maintained by insurance companies for
                                medium for variable insurance contracts, and      the purpose of funding variable contracts
                                by qualified pension and retirement plans,        and to qualified plans.  Shares of the
                                certain insurance companies, AAMI and             Pioneer Portfolio are sold at net asset
                                Oakbrook.  Investors do not deal directly         value.  Investments in a Pioneer Portfolio
                                with the AmSouth Portfolio to purchase or         are credited to an insurance company's
                                redeem shares.  Shares of the AmSouth             separate account or qualified plan account,
                                Portfolio are purchased or redeemed at the        immediately upon acceptance of the
                                net asset value per share next determined         investment by the Pioneer Portfolio.  The
                                after receipt and acceptance by the AmSouth       offering of shares of the Pioneer Portfolio
                                Portfolio's distributor (or other agent) of       may be suspended for a period of time, and
                                a purchase order.  Each AmSouth Portfolio         the Pioneer Portfolio reserves the right to
                                reserves the right to reject or refuse, in        reject any specific purchase order.
                                its discretion, any order for the purchase        Purchase orders may be refused if, in the
                                of the AmSouth Portfolio's shares, in whole       investment adviser's opinion, they are of a
                                or in part.                                       size or frequency that would disrupt the
                                                                                  management of the Pioneer Portfolio.
                                The AmSouth Portfolio reserves the right to
                                discontinue offering shares at any time, or to
                                cease investment operations entirely.

-----------------------------------------------------------------------------------------------------------------------------
Selling shares                  Shares of the AmSouth Portfolio are redeemed      Shares of the Pioneer Portfolio will be sold
                                at the net asset value per share next             at net asset value per share next calculated
                                determined after receipt by the AmSouth           after the Pioneer Portfolio receives the
                                Portfolio's distributor (or other agent) of a     request in good order.
                                redemption request.
                                                                                  You may sell your shares by contacting the
                                                                                  insurance company sponsoring your variable
                                                                                  contract, as described in your variable
                                                                                  contract's prospectus.

-----------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Portfolios

         Because each Portfolio has a similar investment objective, primary investment policies and strategies, the Portfolios are subject to the similar principal risks. You could lose money on your investment in either Portfolio or not make as much as if you invested elsewhere if:

         o The stock market goes down (this risk may be greater in the short term)

         o   Value stocks fall out of favor with investors

         o The Portfolio's assets remain undervalued or do not have the potential value originally expected

         Pioneer Value VCT Portfolio may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include:

         o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

         o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable

         o Adverse effect of currency exchange rates or controls on the value of the Portfolio's investments

         o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

         o Economic, political and social developments may adversely affect the securities markets

         o Withholding and other non-U.S. taxes may decrease the Portfolio's return

         At times, more than 25% of Pioneer Value VCT Portfolio's assets may be invested in the same market segment, such as financials or technology. To the extent the portfolio emphasizes investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a portfolio without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

         Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in either Portfolio.

Past Performance

         Set forth below is performance information for each Portfolio. The bar charts show how each Portfolio's total return has varied from year to year for each full calendar year since its inception. The tables show average annual total return for each Portfolio since its inception compared with a broad-based securities market index. Each Portfolio's returns in the bar chart and table are net of annual operating expenses, but do not reflect any additional charges and expenses that may be imposed by the variable insurance product or the qualified retirement plan through which you invest. If such charges and expenses were included, performance would be lower. Absent limitation of the AmSouth Portfolio's expenses, total returns would be lower. Past performance does not indicate future results.

                               AmSouth Value Fund
                          Calendar Year Total Returns*

         Prior to September 6, 2002, AmSouth Value Fund employed an investment subadviser and pursued a different investment objective using somewhat different investment strategies.

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

         1998       1999       2000        2001       2002      2003       2004
        12.36      25.00      -2.13      -10.97     -13.06     21.89      15.21

     During the period shown in the bar chart, your AmSouth Portfolio's highest quarterly return was 19.65% for the quarter ended December 31, 1999, and the lowest quarterly return was -13.29% for the quarter ended June 30, 2002.

                           Pioneer Value VCT Portfolio
                          Calendar Year Total Returns*

         The chart shows the performance of the Pioneer Value VCT Portfolio's Class II shares for each full calendar year since the inception of Class II shares on May 1, 2003.

  [THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

            2004
           11.40

     During the period shown in the bar chart, Pioneer Portfolio's highest quarterly return was 8.33% for the quarter ended December 31, 2004 and the lowest quarterly return was -0.32% for the quarter ended September 30, 2004.

                          Average Annual Total Returns*
                    (for the periods ended December 31, 2004)

---------------------------------------------------------------------------------------------------------
                                                         1 Year          5 Years       Since inception
---------------------------------------------------------------------------------------------------------
AmSouth Value Fund                                       15.21%           1.29%              6.15%(3)
---------------------------------------------------------------------------------------------------------
S&P 500 Index(1)
     (reflects no deduction for fees or expenses)        10.88%          -2.30%              4.99%
---------------------------------------------------------------------------------------------------------
Pioneer Value VCT Portfolio                              11.40%            N/A              19.22%(4)
---------------------------------------------------------------------------------------------------------
Russell 1000 Value Index(2)
     (reflects no deduction for fees or expenses)        16.49%            N/A              25.67%
--------------------------------------------------------------------------------------------------------

*    Assumes reinvestment of dividends and distributions.

(1) The S&P 500 Index is a widely recognized measure of the performance of the 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

(2) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth ratios.

(3)  The inception date of Amsouth Value Fund is October 23, 1997.

(4)  The inception date of Pioneer Value VCT Portfolio is May 1, 2003.

The most recent portfolio manager's discussion for each Portfolio is attached as Exhibit C.

The Portfolios' Fees and Expenses

         Shareholders of both Portfolios pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Portfolio. The expenses in the tables appearing below are based on the expenses of each Portfolio for the year ended December 31, 2004. Future expenses for each Portfolio may be greater or less. The table does not reflect separate account or insurance contract fees and charges.

         The tables also show the pro forma expenses of the combined Portfolio assuming the Reorganization occurred on December 31, 2004. Pro forma numbers are estimated in good faith and are hypothetical.

                                                               Pioneer Value            Combined
                                          AmSouth Value        VCT Portfolio            Portfolio
                                              Fund           (Class II Shares)         (Pro Forma)
                                          -------------      -----------------         -----------
Shareowner transaction fees (paid
     directly from your investment)
Redemption fees for shares held               None                  None                  None
     less than 30 days................
Sales charge or deferred sales                None                  None                  None
     charge...........................
Annual Portfolio operating expenses
     (deducted from Portfolio
     assets) (as a % of average net
     assets)
Management fee .......................       0.60%(1)              0.75%(2)              0.75%
Distribution or service fee ..........       0.25%(1)              0.25%                 0.25%
Other expenses .......................       0.37%(1)              2.61%(2)              0.28%
Total operating expenses .............       1.22%(1)              3.61%(2)              1.28%
Expense limitation ...................         --                  2.31%(2)                --
Net expenses .........................       1.22%(1)              1.30%(2)              1.28%

(1) Total annual fund operating expenses, after fee waiver and expense reimbursements, currently are limited to 1.25%. Any fee waiver or expense reimbursement is voluntary and may be discontinued at any time.

(2) Pioneer has contractually agreement not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.30% of the average daily net assets attributable to Class II shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2007.

         The hypothetical example below helps you compare the cost of investing in each Portfolio. It assumes that: (a) you invest $10,000 in each Portfolio for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Portfolio's gross operating expenses remain the same, and (e) Pioneer Portfolio's contractual expense limitation is in effect for year one. It does not reflect (i) separate account or insurance contract fees and charges or (ii) AAMI's voluntary fee waiver or expense reimbursements with respect to the AmSouth Portfolio. The examples are for comparison purposes only and are not a representation of either Portfolio's actual expenses or returns, either past or future.

         Example

                              AmSouth Value Fund
         Year 1 ..................................................      $124
         Year 3 ..................................................      $387
         Year 5 ..................................................      $670
         Year 10 .................................................      $1,477
                          Pioneer Value VCT Portfolio
         Class II Shares
         Year 1 ..................................................      $153
         Year 3 ..................................................      $910
         Year 5 ..................................................      $1,689
         Year 10 .................................................      $3,733

                        Combined Portfolio (Pro Forma)
         Class II Shares
         Year 1 ..................................................      $130
         Year 3 ..................................................      $405
         Year 5 ..................................................      $700
         Year 10 .................................................      $1,541

                                 CAPITALIZATION

         The following table sets forth the capitalization of each Portfolio as of May 31, 2005, and the pro forma combined Portfolio as of May 31, 2005.

--------------------------------------------------------------------------------------------------
                            AmSouth Value Fund       Pioneer Value VCT      Combined Portfolio
                                                         Portfolio              (pro forma)
                                                     (Class II Shares)
                               May 31, 2005             May 31, 2005            May 31, 2005
--------------------------------------------------------------------------------------------------
Net Assets                       $59,572.0               $13,757.5               $73,329.5
(in thousands)
--------------------------------------------------------------------------------------------------
Net Asset Value Per Share         $13.74                  $13.29                  $13.29
--------------------------------------------------------------------------------------------------
Shares Outstanding               4,336,292               1,035,174               5,518,293
--------------------------------------------------------------------------------------------------

         It is impossible to predict how many shares of Pioneer Value VCT Portfolio will actually be received and distributed by your AmSouth Portfolio on the Reorganization date. The table should not be relied upon to determine the amount of Pioneer Value VCT Portfolio's shares that will actually be received and distributed.

Reasons for the Proposed Reorganization

         In evaluating the proposed Reorganization, the Trustees of the AmSouth Portfolios requested information, provided by AAMI and Pioneer, that they believes to be reasonably necessary for properly considering the proposal and were advised by legal counsel in the course of their deliberations. In considering the proposal, the Trustees took into account a number of considerations including, without limitation, the following:

         First, AAMI, the investment adviser to your AmSouth Portfolio informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Portfolio. Consequently, a change in your AmSouth Portfolio's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Portfolio, thereby reducing the Portfolio's size and increasing the Portfolio's expense ratios.

         Second, the resources of Pioneer, which the Trustees determined to be capable of providing appropriate, high-quality services. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Portfolio would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds.

         Third, Pioneer's commitment to limit, until May 1, 2007, the expenses of Class II shares to 1.30% of assets attributable to the Class II shares of the Pioneer Portfolio. The Board noted that the estimated expense ratio of the Pioneer Portfolio after the proposed Reorganization and Pioneer's expense limitation undertaking are comparable to the AmSouth Portfolio's current operating expenses, as well as AAMI's current voluntary expense limitation undertaking. The Board determined that the Pioneer Portfolio's estimated post-Reorganization expenses and Pioneer's expense limitation undertaking with respect to the Pioneer Portfolio were fair and reasonable in light of the current level of operating expenses of the AmSouth Portfolio and AAMI's voluntary expense limitation undertaking, which may be terminated at any time, as well as AAMI's indication that it would not continue the current voluntary expense limitation for the indefinite future.

         Fourth, the Class II shares of Pioneer Value VCT Portfolio received in the Reorganization will provide AmSouth Value Fund shareholders with exposure to a comparable investment product.

         Fifth, Pioneer's performance track record in managing the Pioneer Portfolio, as well as its long-term investment track record managing mutual funds that are similar to the Pioneer Portfolio. The Board noted that the Pioneer Portfolio had slightly outperformed the AmSouth Portfolio for the one-year period ended March 31, 2005, and that a comparable fund managed by Pioneer had outperformed the AmSouth Portfolio over the longer term. On the basis of this information, the Board determined that Pioneer is capable of providing an acceptable level of long-term investment performance, appropriate to the Pioneer Portfolio's investment objective, strategies and risks, despite the absence of a long-term performance track record for the Pioneer Portfolio.

         Based upon its review of the information provided, the Trustees of the AmSouth Portfolio determined that the proposed Reorganization was in the best interests of the AmSouth Portfolio and the beneficial owners of its shares and will not dilute the interests of such beneficial owners. Accordingly, the Trustees determined to recommend that the beneficial owners of the AmSouth Portfolio approve the Reorganization.

         The Trustees recommend that the shareholders of your AmSouth Portfolio vote FOR the proposal to approve the Agreement and Plan of Reorganization.

               TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

         o   Each Reorganization is scheduled to occur as of 4:00 p.m., Eastern
             time, on [      ], 2005, unless your AmSouth Portfolio and the
             corresponding Pioneer Portfolio agree in writing to a different date. Your AmSouth Portfolio will transfer all of its assets to the corresponding Pioneer Portfolio. The corresponding Pioneer Portfolio will assume your AmSouth Portfolio's liabilities that are included in the calculation of your AmSouth Portfolio's net asset value on the Closing Date. The net asset value of both Portfolios will be computed as of 4:00 p.m., Eastern time, on the Closing Date.

         o Each Pioneer Portfolio will issue Class II shares to the corresponding AmSouth Portfolio with an aggregate net asset value equal to the net assets attributable to the corresponding AmSouth Portfolio's shares. These shares will immediately be distributed to your AmSouth Portfolio's shareholders in proportion to the relative net asset value of their holdings of your AmSouth Portfolio's shares on the Closing Date. As a result, your AmSouth Portfolio's shareholders will end up as Class II shareholders of the corresponding Pioneer Portfolio.

         o After the distribution of shares, your AmSouth Portfolio will be liquidated and dissolved.

         o Each Reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes and will not take place unless both Portfolios involved in the Reorganization receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Portfolios.

Agreement and Plan of Reorganization

         The shareholders of your AmSouth Portfolio are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as Exhibit A (each, a "Plan"). The description of the Plan contained herein is qualified in its entirety by the attached copy.

         Conditions to Closing each Reorganization. The obligation of each Portfolio to consummate each Reorganization is subject to the satisfaction of certain conditions, including each Portfolio's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from your AmSouth Portfolio and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Plan). The consummation of each Reorganization is not contingent on the consummation of any other Reorganization.

         The obligations of both Portfolios are subject to the approval of the Plan by the necessary vote of the outstanding shares of your AmSouth Portfolio, in accordance with the provisions of your AmSouth Trust's trust instrument and by-laws. The Portfolios' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the United States federal income tax consequences of each Reorganization (see Section 8.5 of the Plan).

         Termination of Agreement. The board of either the AmSouth Trust or the Pioneer Trust may terminate the Plan (even if the shareholders of your AmSouth Portfolio have already approved it) at any time before the Closing Date, if that board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of shareholders.

                        TAX STATUS OF EACH REORGANIZATION

         Each Reorganization is intended to result in no income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both the AmSouth Trust and the Pioneer Trust receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Trust, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

         As a result, for federal income tax purposes:

         o   No gain or loss will be recognized by your AmSouth Portfolio upon
             (1) the transfer of all of its assets to the corresponding Pioneer Portfolio as described in this Proxy Statement/Prospectus or (2) the distribution by your AmSouth Portfolio of Pioneer Portfolio Class II shares to your AmSouth Portfolio's shareholders;

         o No gain or loss will be recognized by the corresponding Pioneer Portfolio upon the receipt of your AmSouth Portfolio's assets solely in exchange for the issuance of Pioneer Portfolio shares to your AmSouth Portfolio and the assumption of your AmSouth Portfolio's liabilities by the Pioneer Portfolio;

         o The basis of the assets of your AmSouth Portfolio acquired by the corresponding Pioneer Portfolio will be the same as the basis of those assets in the hands of your AmSouth Portfolio immediately before the transfer;

         o The tax holding period of the assets of your AmSouth Portfolio in the hands of the corresponding Pioneer Portfolio will include your AmSouth Portfolio's tax holding period for those assets;

         o Shareholders will not recognize gain or loss upon the exchange of your shares of their AmSouth Portfolio solely for the Pioneer Portfolio shares as part of the Reorganization;

         o The basis of the Pioneer Portfolio shares received by shareholders in the Reorganization will be the same as the basis of their shares of your AmSouth Portfolio surrendered in the exchange; and

         o The tax holding period of the Pioneer Portfolio shares shareholders receive will include the tax holding period of the shares of your AmSouth Portfolio surrendered in the exchange, provided that shareholders held the shares of the AmSouth Portfolio as capital assets on the date of the exchange.

         In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the AmSouth Trust and the Pioneer Trust (see the annexes to the Plan).

         No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

         You should consult your tax adviser for the particular tax consequences to you of the Reorganizations, including the applicability of any state, local or foreign tax laws.

                         VOTING RIGHTS AND REQUIRED VOTE

         Each share of your AmSouth Portfolio is entitled to one vote for each dollar value invested and each fractional share shall be entitled to a proportionate vote. A quorum is required to conduct business at the Meeting. With respect to each AmSouth Portfolio, the presence in person or by proxy of a majority of the outstanding shares of an AmSouth Portfolio entitled to cast votes at the Meeting will constitute a quorum with respect to that AmSouth Portfolio. The favorable vote of a majority of outstanding shares of the applicable AmSouth Portfolio is required for each of Proposals 1(a)-(c).

----------------------------------------------------------------------------------- -----------------------------------------
                Shares                                    Quorum                                    Voting
-----------------------------------------------------------------------------------------------------------------------------
In General                              All shares "present" in person or by       Shares "present" in person will be
                                        proxy are counted towards a quorum.        voted in person at the Meeting.
                                                                                   Shares present by proxy will be voted
                                                                                   in accordance with instructions.

-----------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where the underlying   Considered "present" at Meeting for        Broker non-votes do not count as a
holder has not voted and the broker     purposes of quorum.                        vote "for" and effectively result in a
does not have discretionary authority                                              vote "against" Proposals 1(a)-(c).
to vote the shares)

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Proxy with No Voting Instruction        Considered "present" at Meeting for        Voted "for" the proposal.
(other than Broker Non-Vote)            purposes of quorum.

-----------------------------------------------------------------------------------------------------------------------------
Vote to Abstain                         Considered "present" at Meeting for        Abstentions do not constitute a vote
                                        purposes of quorum.                        "for" and effectively result in a vote
                                                                                   "against" Proposals 1(a)-(c).
-----------------------------------------------------------------------------------------------------------------------------

     COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST

         The AmSouth Portfolios are series of a Massachusetts Business Trust, whereas the Pioneer Portfolios are series of a Delaware Statutory Trust. The following is a summary of the principal differences between Delaware Statutory Trusts and Massachusetts Business Trusts.

Limitation of Shareholders' and Series' Liability

         Delaware law provides that the shareholders of a Delaware statutory trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust is remote, Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware statutory trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of a Massachusetts business trust. While the Trustees believe that a series of a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position. However, the AmSouth Trust's Declaration of Trust provides that Shareholders shall not be subject to any personal liability for the obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder.

Limitation of Trustee Liability

         Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or by-laws, trustees will not be personally liable to any person (other than the statutory trust or a shareholder thereof) for any act, omission or obligation of the statutory trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware statutory trust's declaration of trust or by-laws will not subject the trustee to liability to the statutory trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the statutory trust's declaration of trust or by-laws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee, who is not also an officer of the corporation, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The trustees believe that such limitations on liability under Delaware law and under the Pioneer Trust's declaration of trust are consistent with those applicable to directors of a corporation under Delaware law and will be beneficial in attracting and retaining in the future qualified persons to act as trustees.

Shareholder Voting

         Delaware law provides that a Delaware statutory trust's declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the 1940 Act, votes on certain matters by trustees would still need to be taken at actual in-person meetings.

Board Composition

         Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware statutory trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the 1940 Act regarding the election of trustees by shareholders. Establishing separate boards of trustees would, among other things, enable the series of a Delaware statutory trust to be governed by individuals who are more familiar with such series' particular operations.

               ADDITIONAL INFORMATION ABOUT THE PIONEER PORTFOLIOS

Investment Adviser

         Pioneer serves as the investment adviser to each Pioneer Portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management were approximately $42 billion worldwide, including over $175 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

         The board of trustees of the Pioneer Portfolios is responsible for overseeing the performance of each of Pioneer Portfolio's investment adviser and subadviser, if any, and determining whether to approve and renew the Portfolio's investment advisory agreement and the subadvisory agreements.

         Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Portfolios' board of trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Portfolio without shareowner approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Portfolios intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Portfolios' board of trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Portfolio without shareowner approval.

Buying, Exchanging and Selling Shares of the Pioneer Portfolios

Net Asset Values

         Each Pioneer Portfolio's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

         Each Pioneer Portfolio generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the Portfolio uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Pioneer Portfolios' trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Portfolio may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of a Pioneer Portfolio's shares could change on a day when insurance companies or qualified plans cannot buy or sell shares of the Portfolio. In connection with making fair valuations of the value of fixed income securities, the Portfolio's trustees may use a pricing matrix. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value.

         The interests of variable contracts and qualified plans investing in the Portfolios could conflict due to differences of tax treatment and other considerations. The Pioneer Portfolios currently do not foresee any disadvantages to investors arising out of the fact that each Portfolio may offer its shares to insurance company separate accounts to serve as the investment media for both variable annuity and variable life insurance contracts, or that each Portfolio may offer its shares to qualified plans. Nevertheless, the Portfolios' trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts or qualified plans might be required to withdraw their investments in one or more portfolios and shares of another Portfolio may be substituted. This might force a Portfolio to sell securities at disadvantageous prices. In addition, the trustees may refuse to sell shares of any Portfolio to any separate account or qualified plan or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolio.

         Insurance companies and plan fiduciaries are required to notify a Pioneer Portfolio if the tax status of their separate account or qualified plan is revoked or challenged by the Internal Revenue Service. The Portfolio may redeem any account of any shareowner whose qualification as a diversified segregated asset account or a qualified plan satisfying the requirements of Treasury Regulation ss.1.817-5 is revoked or challenged. The Portfolio will not treat an investor as a qualified plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 94-62, 1994-2 C.B. 164. An insurance company separate account or qualified plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the Portfolios or the adviser for losses incurred by the Portfolios or the adviser as a result of such action.

Excessive Trading

         Frequent trading into and out of the Pioneer Portfolios can disrupt portfolio management strategies, harm portfolio performance by forcing the Pioneer Portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Pioneer Portfolio's securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Pioneer Portfolios discourage, and do not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pioneer Portfolio's shares to be excessive for a variety of reasons, such as if a variable contract owner or plan participant provides instructions to the insurance company or plan administrator for:

         o The sale of shares of a Pioneer Portfolio within a short period of time after the shares were purchased;
         o Two or more purchases and redemptions within a short period of time; or
         o A series of transactions that is indicative of a timing pattern or strategy.

         The Pioneer Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by variable contract owners, we are not able to monitor trading at the variable contract owner level. If we are advised by an insurance company that a variable contract owner, initiating transactions in the Pioneer Portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the Pioneer Portfolio, we will ask the insurance company to restrict the variable contract owner from placing further purchase orders in the Pioneer Portfolio.

         We may seek limitations on trading activity by qualified plans investing in a Pioneer Portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the Pioneer Portfolio's shareholders. In order to prevent short-term trading in Pioneer Portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under "Net asset value" in the prospectus. While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer variable contracts and the administrators of the qualified plans that invest in the Pioneer Portfolios to monitor and restrict such activities. Consequently, an investment in a Pioneer Portfolio may involve the risk that certain investors will engage in short-term or excessive trading.

         The Pioneer Portfolios may reject any purchase order before its acceptance or an order prior to issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a variable contract owner, for any reason, without prior notice, including transactions that the Pioneer Portfolios believe are requested on behalf of market timers. The Pioneer Portfolios reserve the right to reject any purchase request by a qualified plan or insurance company if the Pioneer Portfolios believe that any combination of trading activity in the account or related accounts is potentially disruptive to the Pioneer Portfolios. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Pioneer Portfolio. The Pioneer Portfolios and their shareholders do not incur any gain or loss as a result of a rejected order. The Pioneer Portfolios may impose further restrictions on trading activities by market timers in the future. This Pioneer Portfolios' prospectuses will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Selling

         Shares of a Pioneer Portfolio may be sold on any business day. Pioneer Portfolio shares are sold at the net asset value next determined after receipt by the Portfolio of a redemption request in good order from the insurance company as described in the prospectus of the insurance company's variable contract. Sale proceeds will normally be forwarded by bank wire to the selling insurance company on the next business day after receipt of the sales instructions by a Pioneer Portfolio but in no event later than 7 days following receipt of instructions. Each Pioneer Portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, when the SEC determines an emergency or other circumstances exist that make it impracticable for the Portfolio to sell or value its investments.

         You can obtain more free information about the Pioneer Portfolios by writing to Pioneer Investment Management Shareowner Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

Taxes

         Class II shares of each Pioneer Portfolio are held by life insurance company separate accounts that fund variable annuity or life insurance contracts or by certain qualified plans. Owners of variable contracts should read the prospectus for their insurance company's variable contract for a discussion of the tax status of a variable contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the Pioneer Portfolios to assist in personal recordkeeping.

         Under the Code, a Pioneer Portfolio's dividends and distributions of net short-term capital gain in excess of net long-term capital loss to insurance company separate accounts or qualified plans generally are treated as ordinary income; distributions to those accounts of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. For U.S. federal income tax purposes, dividends and capital gain distributions are treated as received by the insurance company or the qualified plan rather than by the owner of the variable contract or the plan participant. Insurance companies and qualified plans should consult their own tax advisers regarding the tax treatment of dividend and capital gain distributions they receive from any Pioneer Portfolio.

         Each Pioneer Portfolio is treated as a separate entity for U.S. federal income tax purposes and either has elected, or will elect, to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Code. Each Pioneer Portfolio must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, each Pioneer Portfolio generally will not be subject to U.S. federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

         In addition, each Pioneer Portfolio also meets certain diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. The failure of a qualified plan to be or remain qualified could cause the insurance company separate account to fail to meet such diversification requirements. More specific information on these diversification requirements is contained in the insurance company's separate account prospectus and the statement of additional information for the Pioneer Portfolio.

FINANCIAL HIGHLIGHTS

         The following tables show the financial performance of each Pioneer Portfolio for the past five fiscal years (or the period during which each Pioneer Portfolio has been in operation, if less than five years). Certain information reflects financial results for a single Pioneer Portfolio share. "Total return" shows how much an investment in a Pioneer Portfolio would have increased or decreased during each period, assuming you had reinvested all dividends and other distributions. In the case of each Pioneer Portfolio, each fiscal year ended on or after the fiscal year ended December 31, 2002 has been audited by Ernst & Young, LLP, each Pioneer Portfolio's independent registered public accounting firm, as stated in their reports incorporated by reference in this registration statement. For fiscal years prior to the fiscal year ended December 31, 2002, the financial statements of each Pioneer Portfolio were audited by Arthur Andersen LLP, the Pioneer Portfolios' previous independent accountants. Arthur Andersen ceased operations in 2002. The information for any semiannual period has not been audited.

Pioneer Fund VCT Portfolio
Class II Shares(a)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    For the year ended
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5/1/00 to
                                                              2004           2003          2002          2001        12/31/00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $     18.66     $    15.25    $    19.05    $    22.65    $   23.28
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                  $      0.18     $     0.14    $     0.13    $     0.14    $    0.12
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions               1.85           3.42         (3.78)        (2.59)       (0.45)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations     $      2.03     $     3.56    $    (3.65)   $    (2.45)   $   (0.33)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                        (0.18)         (0.15)        (0.15)        (0.13)       (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized gain                                            --             --            --         (1.02)       (0.13)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $      1.85     $     3.41    $    (3.80)   $    (3.60)   $   (0.63)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $     20.51     $    18.66    $    15.25    $    19.05    $   22.65
-----------------------------------------------------------------------------------------------------------------------------------
Total return*                                                  10.93%         23.44%       (19.25)%      (11.09)%      (1.61)%
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(+)                  0.96%          1.00%         1.06%         1.04%        0.93%**
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets(+)         1.00%          0.87%         0.84%         0.49%        0.47%**
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        17%            11%           11%            7%          19%**
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                 $133,627        $87,488       $36,218       $12,674       $2,894
-----------------------------------------------------------------------------------------------------------------------------------
Ratios with no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid
  indirectly:
-----------------------------------------------------------------------------------------------------------------------------------
  Net expenses                                                  0.96%          1.00%         1.06%         1.04%        0.93%**
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                         1.00%          0.87%         0.84%         0.49%        0.47%
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Class II shares were first publicly offered on May 1, 2000.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
Class II Shares

--------------------------------------------------------------------------------------------------------
                                                                                            3/15/04
                                                                                               to
                                                                                            12/31/04
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                       $     10.00
--------------------------------------------------------------------------------------------------------
Increase from investment operations:
--------------------------------------------------------------------------------------------------------
  Net investment income                                                                    $      0.03
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency transactions               1.06
--------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                                  $      1.09
--------------------------------------------------------------------------------------------------------
  Net increase in net asset value                                                          $      1.09
--------------------------------------------------------------------------------------------------------
  Net asset value, end of period                                                           $     11.09
--------------------------------------------------------------------------------------------------------
Total return*                                                                                    10.90%
--------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets(+)                                                    0.95%**
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets(+)                                           0.79%**
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                             21%
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                                   $     4,397
--------------------------------------------------------------------------------------------------------
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
--------------------------------------------------------------------------------------------------------
  Net expenses                                                                                    6.22%**
--------------------------------------------------------------------------------------------------------
  Net investment loss                                                                            (4.48)%**
--------------------------------------------------------------------------------------------------------
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly
--------------------------------------------------------------------------------------------------------
  Net expenses                                                                                    0.95%**
--------------------------------------------------------------------------------------------------------
  Net investment income                                                                           0.79%**
--------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period. Total return rate is not annualized.

**   Annualized.

(+)  Ratios with no reduction for fees paid indirectly.

Pioneer Value VCT Portfolio(a)
Class II Shares(a)

-------------------------------------------------------------------------------------------------------------------------
                                                                                             For the year ended
-------------------------------------------------------------------------------------------------------------------------
                                                                                       December 31,      May 1, 2003
                                                                                           2004               to
                                                                                                     December 31, 2003(a)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $    12.04          $   10.00
-------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
-------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                                $     0.02          $    0.01
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency transactions          1.36               2.03
-------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                              $     1.38          $    2.04
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
-------------------------------------------------------------------------------------------------------------------------
  Net income                                                                           $    (0.01)         $      --
-------------------------------------------------------------------------------------------------------------------------
  Net realized gain                                                                         (0.01)                --
-------------------------------------------------------------------------------------------------------------------------
  Net increase in net asset value                                                      $     1.36          $    2.04
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $    13.40          $   12.04
-------------------------------------------------------------------------------------------------------------------------
Total return*                                                                               11.40%             20.40%
-------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets+                                                 1.50%              1.50%**
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets+                                        0.27%              0.27%**
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                        52%                24%
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                               $   10,879          $   1,695
-------------------------------------------------------------------------------------------------------------------------
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
-------------------------------------------------------------------------------------------------------------------------
  Net expenses                                                                               3.61%             10.93%**
-------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                                     (1.85)%            (9.16)%**
-------------------------------------------------------------------------------------------------------------------------
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
-------------------------------------------------------------------------------------------------------------------------
  Net expenses                                                                               1.50%              1.50%**
-------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                                      0.27%              0.27%**
-------------------------------------------------------------------------------------------------------------------------

(a)  Class II shares were first publicly offered on May 1, 2003.

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.

**   Annualized.

(+)  Ratios with no reduction for fees paid indirectly.

                       INFORMATION CONCERNING THE MEETING

Voting by Contract Owners

         Because the insurance company that issued your variable annuity or variable life insurance contract is the owner of record of shares of your AmSouth Portfolio, your vote will instruct the insurance company how to vote the shares of the AmSouth Portfolio attributable to your contract. The insurance company will vote all of the shares of the AmSouth Portfolio which it holds that are not attributable to any contract in the same proportion as the voting instructions received from its contract owners with respect to the AmSouth Portfolio. The insurance company will also vote those shares for which no timely voting instruction was received from the contract owner in the same proportion as the voting instructions timely received from its other contract owners with respect to the AmSouth Portfolio.

Solicitation of Proxies

         In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees and officers of your AmSouth Portfolio or its affiliates, including personnel of your AmSouth Portfolio's transfer agent, by the Pioneer Portfolios' investment adviser, Pioneer, the Pioneer Portfolios' transfer agent, PIMSS, or by broker-dealer
firms. [      ], has been retained to provide proxy solicitation services to the
AmSouth Portfolios at a cost of approximately $[      ]. Pioneer and AmSouth
Bancorporation will bear the cost of such solicitation.

Revoking Proxies

         An AmSouth Portfolio shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

         o by filing a written notice of revocation with your AmSouth Portfolio's transfer agent, BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035, or

         o by returning a duly executed proxy with a later date before the time of the Meeting, or

         o if a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your AmSouth Portfolio (without complying with any formalities) at any time before it is voted.

         Being present at the Meeting alone does NOT revoke a previously executed and returned proxy.

Outstanding Shares

         Only shareholders of record on [July 29], 2005 (the "record date") are entitled to notice of and to vote at the Meeting. As of the record date, the following number of shares, representing the indicated number of votes, of each AmSouth Portfolio were outstanding.

                                                   Shares
                                                 Outstanding
                                              ([July 29], 2005)     Number of Votes
                                              -----------------     ---------------
        Portfolio
        AmSouth  Capital Growth Fund ...........    [   ]
        AmSouth  Select Equity Fund ............    [   ]
        AmSouth Value Fund .....................    [   ]

Other Business

         Your AmSouth Portfolio's Board knows of no business to be presented for consideration at the Meeting other than Proposals 1(a)-(c). If other business is properly brought before a Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

         If, by the time scheduled for the Meeting, a quorum of shareholders of a AmSouth Portfolio is not present or if a quorum is present but sufficient votes "for" a proposal have not been received, the persons named as proxies may adjourn the Meeting with respect to one or more of the Portfolios to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting for that AmSouth Portfolio without further notice. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days from the original Meeting (in which case the Board of Trustees of your AmSouth Portfolio will set a new record date), your AmSouth Portfolio will give notice of the adjourned meeting to its shareholders.

Telephone Voting

         In addition to soliciting proxies by mail, by fax or in person, your AmSouth Portfolio may also arrange to have votes recorded by telephone by officers and employees of your AmSouth Portfolio or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareowner's identity, to allow a shareowner to authorize the voting of shares in accordance with the shareowner's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Your AmSouth Portfolio has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

         o A shareowner will be called on a recorded line at the telephone number in the AmSouth Portfolio's account records and will be asked to provide the shareowner's social security number or other identifying information.

         o The shareowner will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareowner's instructions.

         o To ensure that the shareowner's instructions have been recorded correctly, the shareowner will also receive a confirmation of the voting instructions by mail.

         o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

         o If the shareowner decides after voting by telephone to attend the Meeting, the shareowner can revoke the proxy at that time and vote the shares at the Meeting.

Shareholders' Proposals

         Your AmSouth Portfolio is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your AmSouth Portfolio to Variable Insurance Funds,
Attention: Secretary, within a reasonable time before any meeting. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that a proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis. If the Reorganization is completed, your AmSouth Portfolio will not hold another shareowner meeting.

Appraisal Rights

         If the Reorganization of your AmSouth Portfolio is approved at the Meeting, shareholders of your AmSouth Portfolio will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Shareholders of your AmSouth Portfolio, however, have the right to redeem their Portfolio shares at net asset value until the closing date of the Reorganization. After the Reorganization, shareholders of your AmSouth Portfolios will hold shares of the corresponding Pioneer Portfolio.

                      OWNERSHIP OF SHARES OF THE PORTFOLIOS

AmSouth Portfolios

         To the knowledge of your AmSouth Portfolio, as of June 30, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the AmSouth Portfolios: Hartford Life Insurance Company owned [100%] of the outstanding shares of the AmSouth Value Fund, [100%] of the outstanding Shares of AmSouth Select Equity Fund, and [97.34]% of the outstanding Shares of the Capital Growth Fund, and thus may be deemed to be able to control the outcome of any matter submitted to a vote of the Shareholders of any of those Funds. AmSouth Investment Services owned [2.66]% of the outstanding shares of AmSouth Capital Growth Fund.

         AmSouth Bank or other companies controlled by AmSouth Bank (the "AmSouth Bank Companies") own shares of certain AmSouth Portfolios. The AmSouth Bank Companies intend to vote their shares in favor of the Proposals.

         [As of June 30, 2005, the Trustees and officers of your AmSouth Portfolio, as a group, beneficially owned in the aggregate less than 1% of the outstanding shares of your AmSouth Portfolio.]

Pioneer Portfolios

         To the knowledge of each Pioneer Portfolio, as of June 30, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Pioneer Portfolios.

         -----------------------------------------------------------------------------------------------------------------
         Portfolio/Class                          Shareowner Names                               Actual Percentage Owned
         -----------------------------------------------------------------------------------------------------------------
         Pioneer Fund VCT Portfolio
         -----------------------------------------------------------------------------------------------------------------
         Class I                                  Allmerica Financial Life Co                              31.23%
                                                  Accumulation Account
                                                  Attn:  Separate Accounting
                                                  440 Lincoln St.
                                                  Worcester, MA    01653-0002
         -----------------------------------------------------------------------------------------------------------------
                                                  Symetra Financial                                        52.56%
                                                  4854  154th PL   NE
                                                  Redmond, WA    98052-9664
         -----------------------------------------------------------------------------------------------------------------
                                                  American United Life                                      5.06%
                                                  AUL Group Retirement Annuity
                                                  Separate Account II
                                                  One American Square
                                                  PO Box  1995
                                                  Indianapolis, IN    46206-9102
         -----------------------------------------------------------------------------------------------------------------
         Class II                                 Allmerica Financial Life Co                               8.83%
                                                  Accumulation Account
                                                  Attn:  Separate Accounting
                                                  440 Lincoln St.
                                                  Worcester, MA    01653-0002
         -----------------------------------------------------------------------------------------------------------------

         -----------------------------------------------------------------------------------------------------------------
         Portfolio/Class                          Shareowner Names                               Actual Percentage Owned
         -----------------------------------------------------------------------------------------------------------------
         Pioneer Fund VCT Portfolio
         -----------------------------------------------------------------------------------------------------------------
                                                  Travelers Life & Annuity Company                         16.25%
                                                  PO Box  990027
                                                  Hartford, CT    06199-0027
         -----------------------------------------------------------------------------------------------------------------
                                                  Travelers Insurance Company                               7.12%
                                                  PO Box  990027
                                                  Hartford, CT    06199-0027
         -----------------------------------------------------------------------------------------------------------------
                                                  ING USA Annuity & Life Insurance Co                      57.45%
                                                  ING Fund Operations
                                                  151 Farmington Avenue
                                                  Hartford, CT    06156-0001
         -----------------------------------------------------------------------------------------------------------------
                  Pioneer Oak Ridge Large Cap Growth VCT Portfolio
         -----------------------------------------------------------------------------------------------------------------
         Class II                                 Travelers Life & Annuity Company                         46.66%
                                                  PO Box  990027
                                                  Hartford, CT    06199-0027
         -----------------------------------------------------------------------------------------------------------------
                                                  Travelers Insurance Company                              51.89%
                                                  PO Box  990027
                                                  Hartford, CT    06199-0027
         -----------------------------------------------------------------------------------------------------------------
         Pioneer Value VCT Portfolio
         -----------------------------------------------------------------------------------------------------------------
         Class II                                 Travelers Life & Annuity Company                         56.31%
                                                  PO Box  990027
                                                  Hartford, CT    06199-0027
         -----------------------------------------------------------------------------------------------------------------
                                                  Travelers Insurance Company                              41.35%
                                                  PO Box  990027
                                                  Hartford, CT    06199-0027
         -----------------------------------------------------------------------------------------------------------------

         [As of June 30, 2005, the trustees and officers of each Pioneer Portfolio owned less than 1% of the outstanding shares of the Pioneer Portfolio.]

                                     EXPERTS

AmSouth Portfolios

         The financial statements and financial highlights of each AmSouth Portfolio included in each AmSouth Portfolio's Annual Report at and for the year ended December 31, 2004, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such report given on the authority of such firm as experts in accounting and auditing.

Pioneer Portfolios

         The financial statements and financial highlights of each Pioneer Portfolio included in Pioneer Variable Contracts Trust's Annual Report at and for the year ended December 31, 2004, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such report given on the authority of such firm as experts in accounting and auditing.

                              AVAILABLE INFORMATION

         The AmSouth Portfolios and the Pioneer Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 and file reports, Proxy Statements and other information with the SEC. These reports, Proxy Statements and other information filed by the Portfolios can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov, at prescribed rates. Investors may call 1-202-942-8090 for more information about the Public Reference Section of the SEC. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

            Exhibit A -- Form of Agreement and Plan of Reorganization

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the __ day of _______ 2005, by and between Pioneer Variable Contracts Trust, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its series Pioneer [____] VCT Portfolio (the "Acquiring Portfolio"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Variable Insurance Funds, a Massachusetts business trust (the "AmSouth Trust"), on behalf of its series [ ] Fund (the "Acquired Portfolio"), with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. The Acquiring Portfolio and the Acquired Portfolio are sometimes referred to collectively herein as the "Portfolios" and individually as a "Portfolio."

         This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)[(C)/(D)] of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for (A) the issuance of Class II shares of beneficial interest of the Acquiring Portfolio (collectively, the "Acquiring Portfolio Shares" and each, an "Acquiring Portfolio Share") to the Acquired Portfolio, and (B) the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio that are both set forth on the Statements of Assets and Liabilities (as defined below) and also included in the calculation of net asset value ("NAV") on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Portfolio, on or promptly after the Closing Date as provided herein, of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in liquidation and dissolution of the Acquired Portfolio, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Acquiring Trust and the AmSouth Trust are each registered investment companies classified as management companies of the open-end type.

         WHEREAS, the Acquiring Portfolio is authorized to issue shares of beneficial interest.

         WHEREAS, the Board of Trustees of the AmSouth Trust and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Portfolio shareholders and the Acquiring Portfolio shareholders, respectively, and is not dilutive of the interests of those shareholders.

         NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Portfolio free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Portfolio agrees in exchange therefor: (i) to issue to the Acquired Portfolio the number of Acquiring Portfolio Shares, including fractional Acquiring Portfolio Shares, with an aggregate NAV equal to the NAV of the Acquired Portfolio attributable to the Acquired Portfolio's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

         1.2 (a) The Acquired Assets shall consist of all of the Acquired Portfolio's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Portfolio or the AmSouth Trust in respect of the Acquired Portfolio, all other intangible property owned by the Acquired Portfolio, originals or copies of all books and records of the Acquired Portfolio, and all other assets of the Acquired Portfolio on the Closing Date. The Acquiring Portfolio shall also be entitled to receive (or, to the extent agreed upon between the AmSouth Trust and the Acquiring Trust, be provided access to) copies of all records that the AmSouth Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Portfolio.

             (b) The Acquired Portfolio has provided the Acquiring Portfolio with a list of all of the Acquired Portfolio's securities and other assets as of the date of execution of this Agreement, and the Acquiring Portfolio has provided the Acquired Portfolio with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Portfolio. The Acquired Portfolio reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Portfolio contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

         1.3 The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

         1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the AmSouth Trust shall liquidate the Acquired Portfolio and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Portfolio Shareholders"), the Acquiring Portfolio Shares received by the Acquired Portfolio pursuant to Paragraph 1.1 hereof. Each Acquired Portfolio Shareholder shall receive the number of Acquiring Portfolio Shares corresponding to the class of shares of beneficial interest of the Acquired Portfolio (the "Acquired Portfolio Shares") held by such Acquired Portfolio Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Portfolio Shares held of record by such Acquired Portfolio Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the AmSouth Trust instructing the Acquiring Trust to transfer the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio established and maintained by the Acquiring Portfolio's transfer agent in the names of the Acquired Portfolio Shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due the Acquired Portfolio Shareholders. All issued and outstanding Acquired Portfolio Shares will simultaneously be cancelled on the books of the Acquired Portfolio, and the Acquired Portfolio will be dissolved. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

         1.5 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's transfer agent. Any certificates representing ownership of Acquired Portfolio Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Portfolio Shares.

         1.6 Any transfer taxes payable upon issuance of Acquiring Portfolio Shares in a name other than the registered holder of the Acquired Portfolio Shares on the books of the Acquired Portfolio as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Portfolio Shares are to be issued and transferred.

         1.7 Any reporting responsibility of the AmSouth Trust with respect to the Acquired Portfolio for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the AmSouth Trust.

2.       VALUATION

         2.1 The NAV of the Acquiring Portfolio Shares and the NAV of the Acquired Portfolio shall, in each case, be determined as of the close of the New York Stock Exchange (generally, 4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Portfolio Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Portfolio Adviser") in the manner set forth in the Acquiring

Portfolio's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Portfolio's then-current prospectus and statement of additional information. The NAV of the Acquired Portfolio shall be computed by BISYS Fund Services Ohio, Inc. (the "Acquired Portfolio Administrator") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Portfolio on the Closing Date included on the Statement of Assets and Liabilities of the Acquired Portfolio delivered pursuant to Paragraph 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquiring Portfolio's then current prospectus and statement of additional information. The Acquiring Portfolio Adviser shall confirm to the Acquiring Portfolio the NAV of the Acquired Portfolio.

         2.2 The number of Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Portfolio Adviser by dividing the NAV of the Acquired Portfolio, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Portfolio Share, as determined in accordance with Paragraph 2.1.

         2.3 The Acquiring Portfolio and the Acquired Portfolio shall cause the Acquiring Portfolio Adviser and the Acquired Portfolio Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Portfolio Adviser and the Acquired Portfolio Administrator in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Acquired Portfolio, respectively.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be [ ], 2005, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

         3.2 Portfolio securities that are held other than in book-entry form in the name of AmSouth Bank (the "Acquired Portfolio Custodian") as record holder for the Acquired Portfolio shall be presented by the Acquired Portfolio to Brown Brothers Harriman & Co. (the "Acquiring Portfolio Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Portfolio to the Acquiring Portfolio Custodian for the account of the Acquiring Portfolio on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Portfolio Custodian in book-entry form on behalf of the Acquired Portfolio shall be delivered by the Acquired Portfolio Custodian through the Depository Trust Company to the Acquiring Portfolio Custodian and by the Acquiring Portfolio Custodian recording the beneficial ownership thereof by the Acquiring Portfolio on the Acquiring Portfolio Custodian's records. Any cash shall be delivered by the Acquired Portfolio Custodian transmitting immediately available funds by wire transfer to the Acquiring Portfolio Custodian the cash balances maintained by the Acquired Portfolio Custodian and the Acquiring Portfolio Custodian crediting such amount to the account of the Acquiring Portfolio.

         3.3 The Acquiring Portfolio Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Portfolio on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

         3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Portfolio Shares or the Acquired Portfolio pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.5 The Acquired Portfolio shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Acquired Portfolio Shares owned by each Acquired Portfolio Shareholder as of the Valuation Time, certified by the an authorized officer of AmSouth Trust (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Portfolio Shareholders, (b) provided by the Acquired Portfolio Custodian, or (c) derived from the AmSouth Trust's records by such officers or one of the AmSouth Trust's service providers. The Acquiring Portfolio shall issue and deliver to the Acquired Portfolio a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 Except as set forth on a disclosure schedule previously provided by the AmSouth Trust to the Acquiring Trust (which disclosure schedule shall be organized by the sections of this Section 4.1 and any disclosure shall only modify the portions of this Section 4.1 expressly identified in such schedule), the AmSouth Trust, on behalf of the Acquired Portfolio, represents, warrants and covenants to the Acquiring Portfolio, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

             (a) The Acquired Portfolio is a series of the AmSouth Trust. The AmSouth Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Acquired Portfolio's shareholders, to perform its obligations under this Agreement. The Acquired Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the AmSouth Trust and the Acquired Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

             (b) The AmSouth Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

             (c) The AmSouth Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Portfolio will not result in a violation of, any provision of the AmSouth Trust's Trust Instrument or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Portfolio to which the AmSouth Trust is a party or by which the Acquired Portfolio or any of its assets are bound;

             (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Portfolio or any of the Acquired Portfolio's properties or assets. The Acquired Portfolio knows of no facts which might form the basis for the institution of such proceedings. Neither the AmSouth Trust nor the Acquired Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Portfolio's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Portfolio as the successor to the Acquired Portfolio;

             (e) The Acquired Portfolio has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Portfolio (or the Acquiring Portfolio);

             (f) The statement of assets and liabilities of the Acquired Portfolio, and the related statements of operations and changes in net assets, as of and for the fiscal year ended December 31, 2004, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Portfolio as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Portfolio as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Portfolio as of such date and the results of its operations for the period then ended. The Acquired Portfolio will not have any known or contingent liabilities required to be reflected on its statement of assets and liabilities on the Closing Date other than those disclosed on its statement of assets and liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Portfolio has been disclosed or is required to be disclosed in the Acquired Portfolio's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Portfolio to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Portfolio's Form N-CSR after the Closing Date;

             (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Portfolio's prospectus, its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Portfolio of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Portfolio Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Portfolio's portfolio or a decline in net assets of the Acquired Portfolio as a result of redemptions shall not constitute a material adverse change;

             (h) (A) For each taxable year of its operation since its inception, the Acquired Portfolio has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Portfolio will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Portfolio has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Portfolio to fail to qualify as a regulated investment company under the Code. The Acquired Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i), (ii), or (iii). No public investor is participating or has ever participated in the Acquired Portfolio through such a segregated asset account other than through purchase of a variable contract within the meaning of Treasury Regulation Section 1.817-5(f)(2)(i)(B) and the Acquired Portfolio satisfies, and at all time during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1), (2), or (3);

                 (B) Within the times and in the manner prescribed by law, the Acquired Portfolio has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Portfolio has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Portfolio was required to file any Tax Return that was not filed; and the Acquired Portfolio does not know of any basis upon which a jurisdiction could assert such a position;

                 (C) The Acquired Portfolio has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

                 (D) All Tax Returns filed by the Acquired Portfolio constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Portfolio or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

                 (E) The Acquired Portfolio has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

                 (F) The Acquired Portfolio has not been notified that any examinations of the Tax Returns of the Acquired Portfolio are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

                 (G) The Acquired Portfolio has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Portfolio is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Portfolio is not a party to any Tax allocation, sharing, or indemnification agreement;

                 (H) The unpaid Taxes of the Acquired Portfolio for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Portfolio is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

                 (I) The Acquired Portfolio has delivered to the Acquiring Portfolio or made available to the Acquiring Portfolio complete and accurate copies of all Tax Returns of the Acquired Portfolio, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Portfolio. The Acquired Portfolio has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

                 (J) The Acquired Portfolio has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Portfolio will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law);
(ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

                 (K) The Acquired Portfolio has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

                 (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Portfolio relating to or attributable to Taxes, except for Taxes not yet due and payable;

                 (M) The Tax bases of the assets of the Acquired Portfolio are accurately reflected on the Acquired Portfolio's Tax books and records;

                 (N) The Acquired Portfolio has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

                 (O) The Acquired Portfolio is not a party to a gain recognition agreement under Section 367 of the Code;

                 (P) The Acquired Portfolio does not own any interest in an entity that is characterized as a partnership for income tax purposes;

                 (Q) The Acquired Portfolio's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

                 (R) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

             (i) All issued and outstanding Acquired Portfolio Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the AmSouth Trust. All of the issued and outstanding Acquired Portfolio Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Portfolio pursuant to Paragraph 3.5 hereof. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Portfolio Shares, nor is there outstanding any security convertible into any Acquired Portfolio Shares;

             (j) At the Closing Date, the Acquired Portfolio will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Portfolio, and, upon delivery and payment for the Acquired Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

             (k) The AmSouth Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the AmSouth Trust's Board of Trustees, and, subject to the approval of the Acquired Portfolio's shareholders, assuming due authorization, execution and delivery by the Acquiring Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

             (l) The information to be furnished by the Acquired Portfolio to the Acquiring Portfolio for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Portfolio shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

             (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Portfolio's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Portfolio to the Acquiring Portfolio for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

             (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the AmSouth Trust or the Acquired Portfolio of the transactions contemplated by this Agreement; (o) All of the issued and outstanding Acquired Portfolio Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Portfolio;

             (p) The prospectus and statement of additional information of the Acquired Portfolio and any amendments or supplements thereto, furnished to the Acquiring Portfolio, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

             (q) The Acquired Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Portfolio currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the AmSouth Trust with respect to the Acquired Portfolio. All advertising and sales material used by the Acquired Portfolio complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Portfolio have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

             (r) Neither the Acquired Portfolio nor, to the knowledge of the Acquired Portfolio, any "affiliated person" of the Acquired Portfolio has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Portfolio, has any affiliated person of the Acquired Portfolio been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

             (s) The tax representation certificate to be delivered by AmSouth Trust on behalf of the Acquired Portfolio to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Portfolio Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

         4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the AmSouth Trust (which disclosure schedule shall be organized by the sections of this Section 4.2 and any disclosure shall only modify the portions of this Section 4.2 expressly identified in such schedule), the Acquiring Trust, on behalf of the Acquiring Portfolio, represents, warrants and covenants to the Acquired Portfolio, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

             (a) The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Portfolio is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Portfolio has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

             (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

             (c) The Acquiring Portfolio's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Portfolio included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

             (d) The Registration Statement, including the Proxy Statement and any amendments or supplements thereto in effect on or prior to the Closing Date (other than written information furnished by the Acquired Portfolio for inclusion therein, as covered by the Acquired Portfolio's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Portfolio for inclusion therein, as covered by the Acquired Portfolio's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

             (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Portfolio to which the Acquiring Trust is a party or by which the Acquiring Portfolio or any of its assets is bound;

             (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Portfolio or any of the Acquiring Portfolio's properties or assets. The Acquiring Portfolio knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Portfolio's business or its ability to consummate the transactions contemplated herein;

             (g) The statement of assets and liabilities of the Acquiring Portfolio, and the related statements of operations and changes in net assets, as of and for the fiscal year ended December 31, 2004 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Portfolio as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Portfolio as of the date thereof are disclosed therein;

             (h) (A) For each taxable year of its operation since its inception, the Acquiring Portfolio has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquiring Portfolio has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Portfolio to fail to qualify as a regulated investment company under the Code. The Acquiring Portfolio does not have, and has not ever had, any shareholder that is not a segregated asset account within the meaning of Treasury Regulation
Section 1.817-5(e) or an entity referred to in (and holding its shares in compliance with the terms of) Treasury Regulation Section 1.817-5(f)(3)(i),(ii), or (iii). No public investor is participating or has ever participated in the Acquiring Portfolio through such a segregated asset account other than through purchase of a variable contract within the meaning of Treasury Regulation
Section 1.817-5(f)(2)(i)(B) and the Acquiring Portfolio satisfies, and at all times during its existence has satisfied, the diversification requirements contained in Treasury Regulation Section 1.817-5(b)(1), (2), or (3);

                 (B) Within the times and in the manner prescribed by law, the Acquiring Portfolio has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquiring Portfolio has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Portfolio was required to file any Tax Return that was not filed; and the Acquiring Portfolio does not know of any basis upon which a jurisdiction could assert such a position;

                 (C) The Acquiring Portfolio has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

                 (D) All Tax Returns filed by the Acquiring Portfolio constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Portfolio or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

                 (E) The Acquiring Portfolio has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

                 (F) The Acquiring Portfolio has not been notified that any examinations of the Tax Returns of the Acquiring Portfolio are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Portfolio as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

                 (G) The Acquiring Portfolio has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Portfolio is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Portfolio is not a party to any Tax allocation, sharing, or indemnification agreement;

                 (H) The Acquiring Trust has delivered to AmSouth Trust or made available to AmSouth Trust complete and accurate copies of all Tax Returns of the Acquiring Portfolio, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Portfolio. The Acquiring Portfolio has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

                 (I) The Acquiring Portfolio has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Portfolio will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law);
(ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

                 (J) The Acquiring Portfolio has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

                 (K) The Acquiring Portfolio has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

                 (L) The Acquiring Portfolio is not a party to a gain recognition agreement under Section 367 of the Code;

                 (M) The Acquiring Portfolio's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on
Schedule 4.2;

             (i) The authorized capital of the Acquiring Portfolio consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Portfolio will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio for the account of the Acquired Portfolio Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio shares, nor is there outstanding any security convertible into any Acquiring Portfolio shares;

             (j) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

             (k) The information to be furnished in writing by the Acquiring Portfolio or the Acquiring Portfolio Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

             (l) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Portfolio, except for the registration of the Acquiring Portfolio Shares under the Securities Act and the Investment Company Act;

             (m) Neither the Acquiring Portfolio nor, to the knowledge of the Acquiring Portfolio, any "affiliated person" of the Acquiring Portfolio has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Portfolio, has any affiliated person of the Acquiring Portfolio been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

             (n) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Portfolio's prospectus, its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Portfolio of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (n) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Portfolio Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Portfolio's portfolio or a decline in net assets of the Acquiring Portfolio as a result of redemptions shall not constitute a material adverse change;

             (o) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Portfolio to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Portfolio Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.       COVENANTS OF THE FUNDS

         5.1 The Acquired Portfolio will operate the Acquired Portfolio's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

         5.2 The AmSouth Trust will call a special meeting of the Acquired Portfolio's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

         5.3 The Acquiring Portfolio will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The AmSouth Trust will provide the Acquiring Portfolio with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

         5.4 The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired by the Acquired Portfolio for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.5 The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requires concerning the beneficial ownership of the Acquired Portfolio Shares.

         5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

         5.7 The Acquired Portfolio shall furnish to the Acquiring Portfolio on the Closing Date a Statement of Assets and Liabilities of the Acquired Portfolio as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Portfolio as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the AmSouth Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the AmSouth Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Portfolio under the Code, and which statement will be certified by the Treasurer of the AmSouth Trust.

         5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Portfolio, the Acquired Portfolio Tax Representation Certificate and, with respect to the Acquiring Portfolio, the Acquiring Portfolio Tax Representation Certificate.

         5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the AmSouth Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section [368(a)(1)(C)/(D)] of the Code and shall not take any position inconsistent with such treatment.

         5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

         5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Acquired Portfolio to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Portfolio in writing:

         6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         6.2 The Acquiring Trust shall have delivered to the AmSouth Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Portfolio executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the AmSouth Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the AmSouth Trust shall reasonably request;

         6.3 The Acquiring Trust on behalf of the Acquiring Portfolio shall have delivered to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Portfolio Tax Representation Certificate, satisfactory to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Portfolio;

         6.4 With respect to the Acquiring Portfolio, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Portfolio and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

         6.5 The AmSouth Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the AmSouth Trust.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Portfolio to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Portfolio in writing:

         7.1 All representations and warranties of the AmSouth Trust on behalf of the Acquired Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         7.2 The AmSouth Trust shall have delivered to the Acquiring Portfolio the Statement of Assets and Liabilities of the Acquired Portfolio pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the AmSouth Trust's Treasurer or Assistant Treasurer;

         7.3 The AmSouth Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the AmSouth Trust on behalf of the Acquired Portfolio executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the AmSouth Trust contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

         7.4 The AmSouth Trust on behalf of the Acquired Portfolio shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Portfolio Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Portfolio;

         7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the AmSouth Trust and related matters of Dechert LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

         7.6 With respect to the Acquired Portfolio, the Board of Trustees of the AmSouth Trust shall have determined that the Reorganization is in the best interests of the Acquired Portfolio and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.       FURTHER CONDITIONS PRECEDENT

         If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Portfolio's shareholders in accordance with the provisions of the AmSouth Trust's Trust Instrument and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Portfolio's shareholders shall have been delivered by the Acquired Portfolio to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

         8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

         8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the AmSouth Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Portfolio of the Acquired Assets solely in exchange for the issuance of Acquiring Portfolio Shares to the Acquired Portfolio and the assumption of the Assumed Liabilities by the Acquiring Portfolio, followed by the distribution by the Acquired Portfolio, in liquidation of the Acquired Portfolio, of Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in exchange for their Acquired Portfolio Shares and the termination of the Acquired Portfolio, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; and

         8.6 The Acquired Portfolio shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

9.       BROKERAGE FEES AND EXPENSES

         9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2 The parties have been informed by AmSouth Asset Management Inc. ("AAMI") and the Acquiring Portfolio Adviser -- and the parties have entered into this Agreement in reliance on such information -- that such non-parties will pay (with each of AmSouth Bancorporation and the Acquiring Portfolio Adviser being responsible for 50% of such amounts) all proxy statement and solicitation costs of the Funds associated with the Reorganization including, but not limited to, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization. Except for the foregoing, AAMI shall bear the expenses of the Acquired Portfolio in connection with the transactions contemplated by this Agreement.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Trust and the AmSouth Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.      TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the AmSouth Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

              (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

              (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

              (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Portfolio's shareholders;

              (d) by resolution of the AmSouth Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Portfolio's shareholders; or

              (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2005 or such other date as the parties may mutually agree upon in writing.

         11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Portfolio, the Acquiring Trust, the AmSouth Trust or the Acquired Portfolio, or the trustees or officers of the AmSouth Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the AmSouth Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Portfolio's shareholders called by the AmSouth Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Portfolio Shares to be received by the Acquired Portfolio Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Portfolio, c/o AmSouth Asset Management Inc., 3435 Stelzer Road, Columbus, Ohio 43219,
Attention: [ ], with copies to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, Attention: Keither T. Robinson, and to the Acquiring Portfolio, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109,
Attention: David C. Phelan.

14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

         14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 ss. 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 It is expressly agreed that the obligations of the Acquiring Trust and the AmSouth Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Portfolio or the Acquired Portfolio, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the AmSouth Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the AmSouth Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the AmSouth Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Portfolio and the Acquired Portfolio, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the AmSouth Trust, respectively.


                                    * * * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                VARIABLE INSURANCE FUNDS
                                       on behalf of AMSOUTH [   ] FUND
By: ________________________________   By: ____________________________________
Name:                                  Name:
Title: [Assistant] Secretary           Title: [Vice] President

Attest:                                PIONEER VARIABLE CONTRACTS TRUST
                                       on behalf of PIONEER [   ] VCT PORTFOLIO

By: ________________________________   By: ____________________________________
Name: Christopher J. Kelley            Name: Osbert M. Hood
Title: Assistant Secretary             Title: Executive Vice President

Annex A

                        TAX REPRESENTATION CERTIFICATE OF

                        PIONEER VARIABLE CONTRACTS TRUST
                   ON BEHALF OF PIONEER [     ] VCT PORTFOLIO

         This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of [ ], 2005 between Pioneer Variable Contracts Trust, a Delaware statutory trust
("Acquiring Trust"), on behalf of its series Pioneer [     ] VCT Portfolio
("Acquiring Portfolio"), and Variable Insurance Funds, a Massachusetts business
trust, on behalf of its series AmSouth [     ] Fund ("Acquired Portfolio") (the
"Agreement"). Pursuant to the Agreement, Acquiring Portfolio will acquire all of the assets of Acquired Portfolio in exchange solely for (i) the assumption by Acquiring Portfolio of the Assumed Liabilities of Acquired Portfolio and (ii) the issuance of shares of beneficial interest of Acquiring Portfolio (the "Acquiring Portfolio Shares") to Acquired Portfolio, followed by the distribution by Acquired Portfolio, in liquidation of Acquired Portfolio, of the Acquiring Portfolio Shares to the shareholders of Acquired Portfolio and the termination of Acquired Portfolio (the foregoing together constituting the "Transaction").

         The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations on behalf of Acquiring Portfolio, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the Transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

         1. Acquiring Portfolio is a series of Acquiring Trust, a statutory trust organized under the laws of the State of Delaware, and Acquiring Portfolio is, and has been at all times, treated as a corporation for federal tax purposes.

         2. Neither Acquiring Portfolio nor any person "related" to Acquiring Portfolio (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which Acquiring Portfolio or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Portfolio Shares received by shareholders of Acquired Portfolio in the Transaction except in the ordinary course of Acquiring Portfolio's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a series of a registered open-end investment company to redeem its own shares.

         3. After the Transaction, Acquiring Portfolio will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Portfolio or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) acquired from Acquired Portfolio in a business.

         4. Acquiring Portfolio has no plan or intention to sell or otherwise dispose of any assets of Acquired Portfolio acquired in the Transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

         5. Any expenses of Acquired Portfolio incurred in connection with the Transaction which are paid or assumed by Acquiring Portfolio will be expenses of Acquired Portfolio solely and directly related to the Transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquiring Portfolio will not pay or assume the expenses, if any, incurred by any Acquired Portfolio Shareholders in connection with the Transaction.

         6. There is no, and never has been any, indebtedness between Acquiring Portfolio and Acquired Portfolio.

         7. Acquiring Portfolio has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under the Code for each taxable year since inception and qualifies for such treatment as of the time of the Closing.

         8. Acquiring Portfolio meets the requirements of an "investment company" in Section 368(a)(2)(F) of the Code.

         9. Acquiring Portfolio is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         10. Acquiring Portfolio does not now own and has never owned, directly or indirectly, any shares of Acquired Portfolio.

         11. As of the date of the Transaction, the fair market value of the Acquiring Portfolio Shares issued to Acquired Portfolio will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquiring Portfolio will not furnish any consideration in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Portfolio Shares.

         12. Acquired Portfolio Shareholders will [not] be in control (within the meaning of Sections 368(a)(2)(H)(i) and 304(c)(1) of the Code, which generally provide that control means the ownership of shares possessing at least 50% of the total combined voting power of all classes of stock that are entitled to vote or at least 50% of the total value of all classes of stock of the Acquiring Portfolio after the Transaction) of Acquiring Portfolio after the Transaction.

         13. The Transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Portfolio's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

         14. No Acquired Portfolio shareholder is acting as agent for Acquiring Portfolio in connection with the Transaction or approval thereof. Acquiring Portfolio will not reimburse any Acquired Portfolio shareholder for Acquired Portfolio Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

         15. Acquiring Portfolio has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquiring Portfolio.

                                    * * * * *

         The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Portfolio. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the Transaction and rendering its opinion pursuant to Section
8.5 of the Agreement. If, prior to the date of the Transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.

                                       PIONEER VARIABLE CONTRACTS TRUST
                                       on behalf of PIONEER [    ] VCT PORTFOLIO


                                       By:      ________________________________

                                       Name:    ________________________________

                                       Title:   ________________________________

Dated: _________, 2005

Annex B

                        TAX REPRESENTATION CERTIFICATE OF

                            VARIABLE INSURANCE FUNDS
                          ON BEHALF OF AMSOUTH [      ] FUND

         This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of [ ], 2005 between Pioneer Variable Contracts Trust, a Delaware statutory trust, on
behalf of its series Pioneer [     ] VCT Portfolio ("Acquiring Portfolio"), and
Variable Insurance Funds, a Massachusetts business trust ("AmSouth Trust"), on
behalf of its series AmSouth [     ] Fund ("Acquired Portfolio") (the
"Agreement"). Pursuant to the Agreement, Acquiring Portfolio will acquire all of the assets of Acquired Portfolio in exchange solely for (i) the assumption by Acquiring Portfolio of the Assumed Liabilities of Acquired Portfolio and (ii) the issuance of shares of beneficial interest of Acquiring Portfolio (the "Acquiring Portfolio Shares") to Acquired Portfolio, followed by the distribution by Acquired Portfolio, in liquidation of Acquired Portfolio, of the Acquiring Portfolio Shares to the shareholders of Acquired Portfolio and the termination of Acquired Portfolio (the foregoing together constituting the "Transaction").

         The undersigned officer of AmSouth Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Portfolio, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

         1. Acquired Portfolio is a series of AmSouth Trust, a business trust organized under the laws of the Commonwealth of Massachusetts, and Acquired Portfolio is, and has been at all times, treated as a separate corporation for federal tax purposes.

         2. As of the date of the Transaction, the fair market value of the Acquiring Portfolio Shares received by each shareholder that holds shares of Acquired Portfolio (the "Acquired Portfolio Shares") will be approximately equal to the fair market value of the Acquired Portfolio Shares with respect to which such Acquiring Portfolio Shares are received, and the aggregate consideration received by Acquired Portfolio shareholders in exchange for their Acquired Portfolio Shares will be approximately equal to the fair market value of all of the outstanding Acquired Portfolio Shares immediately prior to the Transaction. No property other than Acquiring Portfolio Shares will be distributed to shareholders of Acquired Portfolio in exchange for their Acquired Portfolio Shares, nor will any such shareholder receive cash or other property as part of the Transaction.

         3. Neither Acquired Portfolio nor any person "related" to Acquired Portfolio (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership in which Acquired Portfolio or any such related person is a partner, has redeemed, acquired or otherwise made any distributions with respect to any shares of Acquired Portfolio as part of the Transaction, or otherwise pursuant to a plan of which the Transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Portfolio's business as a series of an open-end investment company. To the best knowledge of management of Acquired Portfolio, there is no plan or intention on the part of the shareholders of Acquired Portfolio to engage in any transaction with Acquired Portfolio, Acquiring Portfolio, or any person treated as related to Acquired Portfolio or Acquiring Portfolio under Treasury Regulation Section 1.368-1(e)(3) or any partnership in which Acquired Portfolio, Acquiring Portfolio, or any person treated as related to Acquired Portfolio or Acquiring Portfolio under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Portfolio Shares or any of the Acquiring Portfolio Shares to be received in the Transaction, as the case may be, other than in the ordinary course of Acquired Portfolio's business as a series of an open-end investment company.

         4. Pursuant to the Transaction, Acquired Portfolio will transfer to Acquiring Portfolio, and Acquiring Portfolio will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Portfolio held immediately before the Transaction. For the purposes of the foregoing, any amounts Acquired Portfolio uses to pay its Transaction expenses and to make redemptions and distributions immediately before the Transaction (except (a) redemptions in the ordinary course of its business required by section 22(e) of the Investment Company Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under Section 4982 of the Code) will be included as assets it held immediately before the Transaction.

         5. As of the date of the Transaction, the fair market value of the Acquiring Portfolio Shares issued to Acquired Portfolio will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquired Portfolio will not receive any consideration from Acquiring Portfolio in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Portfolio Shares.

         6. The Assumed Liabilities assumed by Acquiring Portfolio plus the Assumed Liabilities, if any, to which the transferred assets are subject were incurred by Acquired Portfolio in the ordinary course of its business. Acquired Portfolio is not aware of any liabilities of any kind other than the Assumed Liabilities.

         7. As of the Closing Date, the adjusted basis and fair market value of the Acquired Assets will equal or exceed the Assumed Liabilities assumed for purposes of Section 357(d) of the Code.

         8. Acquired Portfolio currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. The Acquired Portfolio assets transferred to Acquiring Portfolio will be Acquired Portfolio's historic business assets within the meaning of Treasury Regulation Section 1.368-1(d)(3), which provides that a corporation's historic business assets are the assets used in its historic business.

         9. Acquired Portfolio will distribute to its shareholders the Acquiring Portfolio Shares it receives pursuant to the Transaction, and its other properties, if any, and will be liquidated promptly thereafter.

         10. The expenses of Acquired Portfolio incurred by it in connection with the Transaction will be only such expenses that are solely and directly related to the Transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Portfolio will not pay any expenses incurred by its shareholders in connection with the Transaction.

         11. There is no, and never has been any, indebtedness between Acquiring Portfolio and Acquired Portfolio.

         12. Acquired Portfolio has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment as of the time of the Closing.

         13. Acquired Portfolio meets the requirements of an "investment company" in Section 368(a)(2)(F) of the Code.

         14. Acquired Portfolio is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         15. Acquired Portfolio does not pay compensation to any shareholder-employee.

         16. Acquired Portfolio shareholders will not have dissenters' or appraisal rights in the Transaction.

         17. The Transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Portfolio's becoming a member of the Pioneer family of material funds, which, in the long term, is intended to result in lower expenses and increased assets.

         18. Acquired Portfolio has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquired Portfolio.

                                    * * * * *

         The undersigned officer of AmSouth Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Portfolio. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the Transaction and rendering its opinion pursuant to Section
8.5 of the Agreement. If, prior to the date of the Transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.

                                       VARIABLE INSURANCE FUNDS
                                       on behalf of AMSOUTH [      ] FUND

                                       By:      ________________________________

                                       Name:    ________________________________

                                       Title:   ________________________________

Dated: __________, 2005

            Exhibit B -- Additional Information Pertaining to Pioneer

PORTFOLIO TRANSACTION POLICIES

         All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the Portfolio's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

         Pioneer may select broker-dealers that provide brokerage and/or research services to a Portfolio and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934 as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a Portfolio and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

         The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the Portfolios. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

         None of the funds used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

SIMILAR FUNDS

         Pioneer serves as the investment adviser to each fund in the Pioneer family of funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the Funds described in this Proxy Statement/Prospectus and provides other information regarding the similar funds.

---------------------------------------------------------------------------------------------------------------------------
                   Fund                 Net assets of Fund                   Management fee rate (as a percentage of
                                      (as of March 31, 2005)                        average daily net assets)
---------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income Fund                 $959,952,939                    0.60% of the Fund's average net assets up to
                                                                           $10 billion and 0.575% on the assets over $10
                                                                           billion.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                   Fund                 Net assets of Fund                   Management fee rate (as a percentage of
                                      (as of March 31, 2005)                        average daily net assets)
---------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Leaders Fund                $35,682,075                     0.75% of the first $1 billion of the Fund's
                                                                           average net assets and 0.70% of the excess
                                                                           over $1 billion.
---------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Shares                      $641,452,946                    0.70% of the Fund's average net assets up to
                                                                           $500million, 0.65% of the next $500 million
                                                                           and 0.625%of the excess over $1 billion.+/- .10%
                                                                           depending on performance vs. Russell 1000 Index.
---------------------------------------------------------------------------------------------------------------------------
Pioneer Independence Fund                  $297,006,363                    0.75%
---------------------------------------------------------------------------------------------------------------------------
Pioneer Large Cap Growth Fund              $1,691,675                      0.75%
---------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund                $555,333,842                    0.625% +/- .20% depending on performance vs. S&P
                                                                           Mid Cap 400 Index.
---------------------------------------------------------------------------------------------------------------------------
Pioneer Research Fund                      $23,134,484                     0.75% of the first $1 billion of the Fund's
                                                                           average net assets and 0.70% of the excess
                                                                           over $1 billion.
---------------------------------------------------------------------------------------------------------------------------
Pioneer Select Equity Fund                 $528,795                        0.75%
---------------------------------------------------------------------------------------------------------------------------
Pioneer Strategic Growth Fund              $33,528,773                     0.75% of the first $1 billion of the Fund's
                                                                           average net assets and 0.70% of the excess
                                                                           over $1 billion.
---------------------------------------------------------------------------------------------------------------------------
Pioneer Variable Contracts Trust        Net assets of Fund                    Management fee rate (as a percentage of
                                      (as of March 31, 2005)                         average daily net assets)
---------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio        $297,403,668                    0.65%
---------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Shares VCT Portfolio        $37,553,901                     0.70%
---------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio        $890,841,912                    0.65%
---------------------------------------------------------------------------------------------------------------------------

           Exhibit C -- Portfolio Manager's Discussion of Performance

Pioneer Fund VCT Portfolio

Performance Update 12/31/04

Prices and Distributions

                                     12/31/04          12/31/03
Net Asset Value per Share            $20.57            $18.70

Distributions per Share
(1/1/04 - 12/31/04)
Dividends                            $0.2186
Short-Term Capital Gains $ -
Long- Term Capital Gains $ -

Average Annual Total Returns
(As of December 31, 2004)

Net Asset Value

Life-of-Class    6.31%
(10/31/97)
5 Years          0.12%
1 Year           11.26%

All total returns shown assume reinvestment of distributions at net asset value. Please refer to the variable product's annual report wrapper for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following discussion, John Carey, portfolio manager of Pioneer Fund VCT Portfolio, reviews the past year and gives an overview of the Portfolio's performance over that period.

Q: How did the Portfolio perform versus its benchmark? To what do you attribute the performance?

A: Pioneer Fund VCT Portfolio achieved respectable returns in 2004. The Portfolio rose 11.25% at net asset value for the calendar year. Most of the gain came in the fourth quarter, which saw the Portfolio rise 9.26%. By comparison, the Standard & Poor's 500 Index increased by 11.04% for the year and 9.23% in the fourth quarter. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

For Pioneer Fund VCT Portfolio, the better-than-average performance was derived both from our solid weightings in many of the old-economy stocks, especially in energy, industrials, and materials, and from our good stock selection in the four sectors that underperformed the S&P 500 average, consumer staples, financials, health care, and information technology. Among our best-performing stocks were Norfolk Southern and PACCAR in industrials and T. Rowe Price in financials, but we also benefited from having only modest relative exposure to Pfizer and Cisco Systems (which we sold during the year) and no holdings of Coca-Cola, all stocks that did poorly. We did suffer from having above-market weightings in two of the dismal semi-conductor names, Applied Materials and Texas Instruments, but on the whole we managed to avoid most of the "disaster" stocks. We were particularly pleased that consumer discretionary, the sector we had highlighted in our annual report for 2003 as the "major culprit" in our relative underperformance versus the S&P during that year, was a positive contributor to performance in 2004. Three of our largest gains were from stocks in that sector: McGraw-Hill, Target, and John Wiley & Sons.

Q: What changes did you make to the Portfolio during the second half?

A: The list of 32 additions to and 10 deletions from the portfolio in the second half of 2004 makes it look as though the period was a singularly busy one for Pioneer Fund VCT Portfolio. Actually it was just a normally busy time, but due to the merger of an acquired fund, the Safeco Core Equity Fund, into Pioneer Fund VCT Portfolio during December, we ended up with some new, transferred positions. Most of the Safeco fund, overlapped with positions already owned, but we inherited the others as well. Rather than "throwing them all out with the wash," we thought that we would take our time to study them in the expectation that some might prove to be worthwhile longer-term holdings. The merger itself marked an exciting increase to the asset base of Pioneer Fund VCT Portfolio, and also to our shareholder family. To our new, formerly Safeco shareholders, a hearty welcome!

The total effect of the portfolio activity on sector weights was modest, with no sector weighting going up or down by as much as 2%. Materials, industrials, consumer discretionary, information technology, and telecommunications services all increased as a percentage of the Fund portfolio, and energy, consumer staples, health care, financials, and utilities all decreased. As examples, in materials we added: BHP Billiton, a major Australian-based mining and minerals company; Inco, the Canadian nickel producer; and Newmont Mining, a leading gold miner. Two new materials names came from the Safeco fund, Praxair, supplier of industrial gases, and Ball, a packaging company. Among industrials, Northrup Grumman and Ingersoll-Rand were both Safeco holdings, and in the case of consumer discretionary, five of the eight new stocks came from the Safeco fund. The two largest additions, however, were our own purchases, Nordstrom and Gap, both of them retailing companies showing signs of meaningful operational improvement over the past couple of years. Information technology rose somewhat with: our purchase of Veritas Software, which has received a merger proposal from another portfolio company, Symantec; the receipt of shares of Freescale Semiconductor from our holding Motorola; and the inclusion of EMC, an information storage specialist, from the Safeco fund. Telecommunications saw one purchase by us, Nextel Communications, and two additions attributable to the Safeco fund, CenturyTel and Verizon. Subsequent to our purchase of Nextel, the company entered into merger discussions with Sprint.

In regard to the sectors where the weightings decreased, the reasons in some cases had to do with weaker relative share-price performance and in other cases with sales from the portfolio. In energy, we realized a gain on a large position in Smith International and replaced it with a smaller holding of Schlumberger. With consumer staples, despite the addition of two small positions from the Safeco portfolio, Kellogg and Kimberly Clark, the sector declined as a percent of the Portfolio due to underperformance versus the market averages. In the case of health care, it was a combination of selling in excess of purchasing and woeful stock performance from some of the pharmaceuticals, especially Mylan Labs, which announced an acquisition that many investors thought ill conceived. During the six months, we realized significant percentage gains on our sales of Biomet and Wellpoint Health Networks, while adding two names in the health-care equipment and supplies industry, Stryker and Medtronic, and one name in biotechnology, Amgen. Medtronic and Amgen were both from the Safeco fund.

Financials saw SouthTrust stock exchanged for shares of Wachovia in a merger and our shares of Charter One Financial acquired for cash by the Royal Bank of Scotland. We sold our position in St. Paul Travelers after discouragement over the company's need to set up additional reserves following the merger creating the company. Finally, in utilities, we sold a position in Vectren and received a smaller position in Exelon from the Safeco fund.

Q: What is your outlook for 2005?

A: The economic outlook appears favorable over the coming year. Interest rates are expected to continue rising, but not so fast that they should present impediments to further economic growth. Earnings growth will moderate somewhat, which is normal as a business cycle lengthens, but should still be adequate to fuel additional share-price advances. Federal tax law, with the maximum 15% tax rate on qualified dividends and long-term capital gains, is likewise favorable to the stock market. Of course there are concerns, including energy and other commodity prices and the high trade and Federal budget deficits. At some point, too, investors will begin looking ahead to the next downturn in the economy and thinking about ways to position themselves more defensively. A lot rides on the length of the current business cycle. Making the forecasting even more difficult is the unusual circumstance that this is a wartime cycle, with some economic activity not conforming to more predictable business patterns.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Oakridge Large Cap VCT Portfolio

Performance Update 12/31/04

Prices and Distributions


                                     12/31/04          3/15/04
Net Asset Value per Share            $11.09            $10.00
Distributions per Share
(3/15/04 - 12/31/04)
Dividends                            $ -
Short-Term Capital Gains             $ -
Long-Term Capital Gain               $ -

Average Annual Total Returns
(As of December 31, 2004)
Life-of-Class 1  0.90%
(3/15/04)

All total returns shown assume reinvestment of distributions at net asset value.

Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charges. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Portfolio Management Discussion 12/31/04

In the following interview, David Klaskin, Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Lead Portfolio Manager, discusses the factors that influenced performance for the period from the Portfolio's inception on March 15, 2004 through December 31, 2004.

Q: How did the U.S. stock market perform during the past year?

A: Stocks performed very well during the past year, as continued global growth, favorable earnings results and improving corporate balance sheets combined to form a solid foundation for the market. While stocks provided a reasonable return, their upward path was very choppy due to weakness in the second and third quarters. During this time, the market was pressured by a number of concerns, including geopolitical tensions, soaring oil prices and rising U.S. interest rates. Investors, therefore, began to rotate into higher quality stocks with solid fundamentals, and away from the riskier stocks that had been top performers during 2003 and the first quarter of this year. This shift was a positive for the Portfolio, given our focus on higher quality, fundamentally sound companies.

Q: How did Pioneer Oak Ridge Large Cap Growth VCT Portfolio perform?

A: Class II shares of the Portfolio produced a total return of 10.90% at net asset value for the period from the Portfolio's inception on March 15, 2004, through December 31, 2004, outpacing the 7.58% return of the Russell 1000 Growth Index over the same period. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. We are pleased that the Portfolio has performed well both on an absolute basis and relative to its benchmark. While past performance is no guarantee of future results, of course, we believe the Portfolio's strong showing is the result of our disciplined investment style. Like all growth managers, we look for companies with accelerating earnings. However, we also require that two other important factors be in place. First, our research must indicate to us that an issue's earnings growth is sustainable. And second, the stocks we purchase must be reasonably valued in our view, since even fast-growing stocks can be very risky if they are purchased at too rich of a price. We believe this approach is the best way to find companies that are poised to perform well over a three- to five-year time horizon.

Q: How is the Portfolio positioned in the two largest industry sectors in the Russell 1000 Growth Index: technology and health care?

A: We added significant relative value through our approach to the technology sector, which underperformed the general market due to the prospect of slowing sales growth in 2005. In this environment, our relatively conservative positioning - i.e., our focus on reasonably valued, blue chip companies within the sector - paid off. In addition, performance was helped by the fact that technology is the Portfolio's largest sector underweight (a weighting below that of the benchmark). Two of the Portfolio's top performers in technology were Qualcomm, whose business model of earning royalties for its wireless communications technology has enabled the stock to perform well amid broader tech weakness; and Dell Computer, which continues to gain market share from its competitors. The Portfolio also was helped by being underweight in the more cyclical areas within technology, such as semiconductors. In particular, our decision to avoid Intel - which underperformed by a wide margin during the period - proved to be a distinct positive for performance.

Turning to health care, we added significant value through our decision to avoid the large-cap pharmaceuticals sector. Although these stocks are now as inexpensive as they were following President Clinton's attempt at sweeping health care reform in 1993, we believe there are not enough new drugs in the pipeline to make up for the lost revenues from drugs that are coming off patent protection. We looked instead for opportunities among service providers and equipment companies, such as Zimmer Holdings - a leading manufacturer of orthopedic products. Zimmer declined in the third quarter on weaker than expected earnings, prompting us to trim the position, but the stock was a strong contributor for the full year. On the negative side, the generic drug maker Teva Pharmaceuticals was one of the Portfolio's leading detractors. We continue to hold the stock, however, as we remain confident in its longer term prospects.

Q: What other elements of the Portfolio's positioning affected performance?

A: Energy stocks performed very well during the period, as the rising prices of oil and gas boosted profits for companies in the sector. The Portfolio was helped by both an overweight position and strong stock selection within the group. We received strong performance from XTO Energy, which has demonstrated the ability to manage its business effectively even during difficult times. Apache, an exploration and production company that reported record production and 57% earnings growth during the third quarter, also performed very well. In the consumer discretionary area, the online auction company eBay provided stellar performance. eBay has emerged as a true "category killer," meaning that there is no other company that has come close to being able to establish a stronghold in its market space. While the company's fundamentals remain strong, we have begun to trim the position on the basis of its valuation. Specialty retailers such as Staples and Best Buy also contributed positively to performance. A key detractor within the consumer discretionary group was IAC/InteractiveCorp, which integrates a variety of online businesses. While we believed this would allow the company to benefit from increased online activity, the stock fell following the release of disappointing second quarter results. In the financial sector, we have gradually reduced the presence of companies that are sensitive to interest rate movements - such as traditional banks - given that the Federal Reserve is likely to continue raising rates. At the same time, we have maintained a position in stocks with more diversified business lines that have the potential to benefit from continued strength in the economy, such as Sallie Mae and American Express. A top performer among financials was Popular, which holds a strong market position within Latin America and the fast-growing Hispanic population in the United States.

Q: What is your outlook for the stock market?

A: A number of factors continue to work in the market's favor, including steady worldwide growth, the improvement in corporate balance sheets, and companies' growing focus on dividends and share buybacks. However, the risks to market performance, which include rising interest rates and the potential for geopolitical disruptions, remain firmly in place. As a result, we think the post-bubble rally in lower-quality, higher-risk companies has likely run its course, and that should translate into a continued investor preference for higher quality companies with strong fundamentals. In this environment, we believe we can continue to add value through our disciplined, selective approach to investing.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of portfolios holding more securities. Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Value VCT Portfolio

Performance Update 12/31/04

Prices and Distributions

                                          12/31/04          12/31/03
Net Asset Value per Share                 $13.40            $12.04

Distributions per Share
(1/1/04 - 12/31/04)
Dividends                      $0.0065
Short-Term Capital Gains       $0.0051
Long-Term Capital Gains        $ -

Average Annual Total Returns
(As of June 30, 2004)

Net Asset Value
Life-of-Class    19.22%
(5/1/03)
1 Year           11.40

All total returns shown assume reinvestment of distributions at net asset value. Please refer to the variable product's annual report for performance that reflects the deduction of the variable product's fees and charge. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Portfolio Management Discussion 12/31/04

Portfolio Manager J. Rodman Wright describes the economic background and investment strategies that affected results for Pioneer Value VCT Portfolio through 2004's market swings.

Q. What was the investment background, and how did the Portfolio perform during the period?

A. Stocks made little progress for much of last year, until uncertainties about the presidential election faded and oil prices backed down from their record highs. A late year rally then drove major stock indices into the black for the second straight year. For the twelve months ended December 31, 2004, the Portfolio returned 11.40% at net asset value. This result trailed the Portfolio's benchmark, the Russell 1000 Value Index, which returned 16.49% over the same period. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. Which sectors or stocks had the greatest impact on results?

A. In technology, stock selection was productive despite weakness in the sector; Symantec's takeover of Veritas Software was key. Similarly, the acquisition of AT&T Wireless by Cingular aided results in telecommunications, but Bell South was down slightly. Our largest decliner was insurer Marsh & McLennan, which came under intense scrutiny from regulators over commission payment practices and other issues.

In energy, our modestly overweight position and good stock selection both added to results. High oil prices fed gains at TransOcean, a deepwater driller that works under contract to major oil companies. Fees for drilling platforms have tracked the rising cost of oil. Expensive oil also favored Suncor Energy, a Canadian producer, whose costly process for extracting oil from sand and shale deposits benefits disproportionately from rising prices.

Avoiding the struggling automobile sector was beneficial, but performance suffered in other consumer areas. Electronics conglomerate Philips NV fell as slack demand pushed down prices of semiconductors. Media stocks, including Viacom and Clear Channel also lagged. Supermarkets, including Kroger, declined under pressure from labor issues and from Walmart's expansion of its grocery initiatives. And discount retailer Kohl's sought to overcome difficult times by revamping its stores and merchandise lines. We were overweighted in the underperforming health care sector. Recall of an important arthritis treatment drove Pfizer down. We had more success with Merck, however, investing while pessimism was greatest following the withdrawal of Vioxx. Merck's price recovered some lost ground later in the period. Industrial conglomerate Tyco Industries boosted returns as it continued its transition from troubled turnaround candidate to successful operating company. Can-maker Ball benefited as beverage consumption increased during Europe's unusually warm summer. Ball also bought back some of its shares, a step that investors welcomed. Mortgage originator Countrywide Financial was a solid contributor as fears that higher mortgage rates would choke off demand never materialized. Regulatory problems drove down shares of the Federal Home Loan Mortgage Corporation, known as Freddie Mac. We acquired shares when valuations sank; Freddie Mac's price recovered later in the year and helped the Portfolio's performance. Providian, which issues credit cards to consumers with questionable credit, tightened financial controls and grew its volume of receivables.

Q. What is your outlook for the months ahead?

A. We are fairly optimistic about the economy, and prospects for large-cap stocks also appear positive. Last year's gains trailed the growth in corporate earnings, resulting in a more rationally priced equity market than was the case a year ago. Interest rates remain low in absolute terms. Energy prices may slip in 2005, as supplies seem adequate and there is unused capacity in oil-producing nations. After the market's focus on speculative issues in 2003 and on profitable smaller companies in 2004, we think bigger, stronger companies may draw attention next year. We are optimistic that large-cap stocks may perform well in the year ahead.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Call 800-688-9915 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                           PIONEER FUND VCT PORTFOLIO
                PIONEER OAK RIDGE LARGE CAP GROWTH VCT PORTFOLIO
                           PIONEER VALUE VCT PORTFOLIO

             (each a "Pioneer Portfolio" and each a separate series
                      of Pioneer Variable Contracts Trust)

                       STATEMENT OF ADDITIONAL INFORMATION

                                    [ ], 2005



         This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus dated [ ], 2005 (the "Proxy Statement and Prospectus"), which covers Class II shares of the relevant Pioneer Portfolio, a series of Pioneer Variable Contracts Trust, to be issued in exchange for shares of the applicable AmSouth Portfolio (as detailed below), each a series of Variable Insurance Funds. Please retain this Statement of Additional Information for further reference.

         The Prospectus is available to you free of charge (please call 1-800-225-6292).

INTRODUCTION..........................................................................................2
EXHIBITS..............................................................................................2
ADDITIONAL INFORMATION ABOUT EACH PIONEER PORTFOLIO...................................................3
         PORTFOLIO HISTORY............................................................................3
         DESCRIPTION OF THE PORTFOLIO AND ITS INVESTMENT RISKS........................................3
         MANAGEMENT OF THE PORTFOLIO..................................................................3
         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................................3
         INVESTMENT ADVISORY AND OTHER SERVICES.......................................................3
         PORTFOLIO MANAGERS...........................................................................3
         BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................................3
         CAPITAL STOCK AND OTHER SECURITIES...........................................................3
         PURCHASE, REDEMPTION AND PRICING OF SHARES...................................................3
         TAXATION OF EACH PORTFOLIO...................................................................3
         UNDERWRITERS.................................................................................4
         CALCULATION OF PERFORMANCE DATA..............................................................4
         FINANCIAL STATEMENTS.........................................................................4

                                  INTRODUCTION

         This Statement of Additional Information is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated [ ], 2005 relating to the following proposed reorganizations:

          1. AmSouth Capital Growth Fund into Pioneer Oak Ridge Large Cap Growth VCT Portfolio

          2.   AmSouth Select Equity Fund into Pioneer Fund VCT Portfolio

          3.   AmSouth Value Fund into Pioneer Value VCT Portfolio


         The Proxy Statement and Prospectus is in connection with the solicitation by the management of Variable Contracts Trust of proxies to be voted at a Meeting of Shareholders of each AmSouth Portfolio listed above to be held on [ ], 2005.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

         The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Pioneer Variable Contracts Trust's Statement of Additional Information, dated May 1, 2005 ("SAI") (File Nos. 33-84546; 811-08716), as filed with the Securities and Exchange Commission on April 13, 2005 (Accession No. 0001016964-05-000141) is incorporated herein by reference.

2. Pioneer Variable Contracts Trust's Annual Report for the fiscal year ended December 31, 2004 (File No. 811-08716), as filed with the Securities and Exchange Commission on March 11, 2005 (Accession No. 0000908996-05-000027) is incorporated herein by reference.

3. Variable Insurance Funds' Statement of Additional Information relating to the above-referenced AmSouth Portfolios, dated May 1, 2005 (File Nos. 33 81800; 811-08644, as filed with the Securities and Exchange Commission on April 29, 2005 (Accession No. 0000943663-05-000276) is incorporated herein by reference.

4. Variable Insurance Funds' Annual Report relating to the above-referenced AmSouth Portfolios for the fiscal year ended December 31, 2004 (File No. 811-08644), as filed with the Securities and Exchange Commission on March 8, 2005 (Accession No.
         0001047469-05-005655) is incorporated herein by reference.

5. Pro forma financial statements for the fiscal year ending December 31, 2004 for the following:

                  AmSouth Capital Growth Fund into Pioneer Oak Ridge Large Cap Growth VCT Portfolio

                  AmSouth Select Equity Fund into Pioneer Fund VCT Portfolio

                  AmSouth Value Fund into Pioneer Value VCT Portfolio

                          ADDITIONAL INFORMATION ABOUT
                             EACH PIONEER PORTFOLIO

PORTFOLIO HISTORY

         For additional information about Pioneer Variable Contracts Trust generally and each Pioneer Portfolio and its histories, see "Fund History" in the SAI.

DESCRIPTION OF EACH PORTFOLIO AND ITS INVESTMENT RISKS

         For additional information about each Pioneer Portfolio's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in the SAI.

MANAGEMENT OF THE PORTFOLIO

         For additional information about Pioneer Variable Contracts Trust's Board of Trustees and officers, see "Trustees and Officers" in the SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         For addition information on share ownership of each Pioneer Portfolio, see "Annual Fee, Expense and Other Information."

INVESTMENT ADVISORY AND OTHER SERVICES

         For additional information on each Pioneer Portfolio, see "Investment Adviser," "Custodian" and "Independent Auditors" in Pioneer Variable Contracts Trust's SAI.

PORTFOLIO MANAGERS

         For additional information, see "Portfolio Management" and "Appendix C
- Portfolio Management - Additional Information About the Portfolio Managers" in Pioneer Variable Contracts Trust's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         For additional information about Pioneer Variable Contracts Trust and each Pioneer Portfolio's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

CAPITAL STOCK AND OTHER SECURITIES

         For additional information about the voting rights and other characteristics of shares of beneficial interest of each Pioneer Portfolio and Pioneer Variable Contracts Trust, see "Description of Shares" in the SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

         For additional information about purchase, redemption and pricing of shares of each Pioneer Portfolio, see "Pricing of Shares" in the SAI.

TAXATION OF THE FUND

         For additional information about tax matters related to an investment in each Pioneer Portfolio, see "Tax Status" in the SAI.

UNDERWRITERS

         For additional information about the Pioneer Variable Contracts Trust's principal, see "Principal Underwriter" in the SAI.

CALCULATION OF PERFORMANCE DATA

         For additional information about the investment performance of each Pioneer Portfolio, see "Investment Results" in the SAI.

FINANCIAL STATEMENTS

         For additional information on each Pioneer Portfolio, see "Financial Statements" in Pioneer Variable Contracts Trust's SAI.

PIONEER FUND VCT PORTFOLIO
PRO FORMA
Schedule of Investments (a)
December 31, 2004
(unaudited)



                    AmSouth
  Pioneer Fund   Select Equity    Pro Forma
 VCT Portfolio        Fund        Combined
     Shares          Shares        Shares
 -------------   -------------  -------------
                                                COMMON STOCKS
                                                Energy
                                                Integrated Oil & Gas
          20,126                       20,126   BP Amoco Plc (A.D.R.)
          31,052                       31,052   ConocoPhillips
         241,264                      241,264   ChevronTexaco Corp.
          44,680                       44,680   Occidental Petroleum Corp.
         292,714                      292,714   Exxon Mobil Corp.

                                                Oil & Gas Drilling
          60,277                       60,277   Schlumberger, Ltd.
                                                Oil & Gas Exploration & Production
          99,995                       99,995   Apache Corp.
          70,551                       70,551   Pioneer Natural Resources Co.

                                                Total Energy
                                                Materials
                                                Aluminum
         117,716                      117,716   Alcoa, Inc.
                                                Commodity Chemicals
          27,138                       27,138   Air Products & Chemicals, Inc.
          46,466                       46,466   E.I. du Pont de Nemours and Co.
          88,000                       88,000   Praxair, Inc.

                                                Diversified Chemical
          21,688                       21,688   PPG Industries, Inc.
                                                Diversified Metals & Mining
         112,522                      112,522   BHP Billiton, Ltd. (A.D.R)
          81,386                       81,386   Inco, Ltd. *
          39,803                       39,803   Phelps Dodge Corp.
         200,118                      200,118   Rio Tinto Plc

                                                Metal & Glass Containers
         104,000                      104,000   Ball Corp.
                                                Paper Products
          53,073                       53,073   Meadwestvaco Corp.
                          1,972         1,972   Neenah Paper, Inc.*

                                                                                               AmSouth
                                                             % of          Pioneer Fund      Select Equity        Pro Forma
                                                          Pro Forma       VCT Portfolio           Fund             Combined
                                                           Combined           Market             Market             Market
                                                          Net Assets          Value              Value              Value
                                                          ----------    -----------------  -----------------  -----------------
COMMON STOCKS                                                  98.9%
Energy                                                          7.0%
Integrated Oil & Gas                                            5.2%
BP Amoco Plc (A.D.R.)                                                     $ 1,175,358        $                    $ 1,175,358
ConocoPhillips                                                              2,696,245                               2,696,245
ChevronTexaco Corp.                                                        12,668,773                              12,668,773
Occidental Petroleum Corp.                                                  2,607,525                               2,607,525
Exxon Mobil Corp.                                                          15,004,520                              15,004,520
                                                                          -----------        ------------         -----------
                                                                          $34,152,421        $                    $34,152,421
                                                                          -----------        ------------         -----------
Oil & Gas Drilling                                              0.6%
Schlumberger, Ltd.                                                        $ 4,035,545        $                    $ 4,035,545
                                                                          -----------        ------------         -----------
Oil & Gas Exploration & Production                              1.1%
Apache Corp.                                                              $ 5,056,747        $                    $ 5,056,747
Pioneer Natural Resources Co.                                               2,476,340                               2,476,340
                                                                          -----------        ------------         -----------
                                                                          $ 7,533,087        $                    $ 7,533,087
                                                                          -----------        ------------         -----------
Total Energy                                                              $45,721,053        $                    $45,721,053
                                                                          -----------        ------------         -----------
Materials                                                       5.8%
Aluminum                                                        0.6%
Alcoa, Inc.                                                               $ 3,698,637        $                    $ 3,698,637
                                                                          -----------        ------------         -----------
Commodity Chemicals                                             1.2%
Air Products & Chemicals, Inc.                                            $ 1,573,190        $                    $ 1,573,190
E.I. du Pont de Nemours and Co.                                             2,279,157                               2,279,157
Praxair, Inc.                                                               3,885,200                               3,885,200
                                                                          -----------        ------------         -----------
                                                                          $ 7,737,547        $                    $ 7,737,547
                                                                          -----------        ------------         -----------
Diversified Chemical                                            0.2%
PPG Industries, Inc.                                                      $ 1,478,254        $                    $ 1,478,254
                                                                          -----------        ------------         -----------
Diversified Metals & Mining                                     2.4%
BHP Billiton, Ltd. (A.D.R)                                                $ 2,702,778        $                    $ 2,702,778
Inco, Ltd. *                                                                2,993,377                               2,993,377
Phelps Dodge Corp.                                                          3,937,313                               3,937,313
Rio Tinto Plc                                                               5,886,829                               5,886,829
                                                                          -----------        ------------         -----------
                                                                          $15,520,297        $                    $15,520,297
                                                                          -----------        ------------         -----------
Metal & Glass Containers                                        0.7%
Ball Corp.                                                                $ 4,573,920        $                    $ 4,573,920
                                                                          -----------        ------------         -----------
Paper Products                                                  0.3%
Meadwestvaco Corp.                                                        $ 1,798,644        $                    $ 1,798,644
Neenah Paper, Inc.*                                                                                64,287              64,287
                                                                          -----------        ------------         -----------
                                                                          $ 1,798,644        $     64,287         $ 1,862,931
                                                                          -----------        ------------         -----------

                    AmSouth
  Pioneer Fund   Select Equity    Pro Forma
 VCT Portfolio        Fund        Combined
     Shares          Shares        Shares
--------------   -------------    ---------
                                             Precious Metals & Minerals
       40,047                       40,047   Newmont Mining Corp.
                                             Specialty Chemicals
       39,222                       39,222   Ecolab, Inc.
                                             Total Materials
                                             Capital Goods
                                             Aerospace & Defense
       48,104                       48,104   General Dynamics Corp.
       54,000                       54,000   Northrop Grumman Corp.

                                             Electrical Components & Equipment
                     154,500       154,500   American Power Conversion Corp.
       65,964                       65,964   Emerson Electric Co.
      206,300                      206,300   General Electric Co.

                                             Environmental Services
                     147,100       147,100   Waste Management, Inc.

                                             Industrial Conglomerates
                      45,400        45,400   Briggs & Stratton Corp.
       79,790                       79,790   Illinois Tool Works, Inc.
      120,984                      120,984   Johnson Controls, Inc.
      111,551                      111,551   United Technologies Corp.

                                             Industrial Machinery
       40,569                       40,569   Caterpillar, Inc.
       86,222                       86,222   Deere & Co.
       40,000                       40,000   Ingersoll-Rand Co.

                                             Total Capital Goods
                                             Commercial Services & Supplies
                                             Office Services & Supplies
       58,698                       58,698   Canon, Inc. (A.D.R.)
                     107,700       107,700   Pitney Bowes, Inc.
                                             Total Commercial Services & Supplies
                                             Transportation
                                             Airlines
      170,807                      170,807   Southwest Airlines Co.
                                             Motorcycle Manufacturers
                      52,000        52,000   Harley-Davidson, Inc.
                                             Railroads
       50,040                       50,040   Burlington Northern, Inc.
      180,893                      180,893   Norfolk Southern Corp.

                                                                                            AmSouth
                                                              % of       Pioneer Fund    Select Equity      Pro Forma
                                                           Pro Forma    VCT Portfolio         Fund           Combined
                                                            Combined        Market           Market           Market
                                                           Net Assets       Value            Value            Value
                                                           ----------   --------------   -------------     ------------
Precious Metals & Minerals                                     0.3%
Newmont Mining Corp.                                                     $ 1,778,487     $                 $ 1,778,487
                                                                         -----------     ----------        -----------
Specialty Chemicals                                            0.2%
Ecolab, Inc.                                                             $ 1,377,869     $                 $ 1,377,869
                                                                         -----------     ----------        -----------
Total Materials                                                          $37,963,655     $   64,287        $38,027,942
                                                                         -----------     ----------        -----------
Capital Goods                                                 10.6%
Aerospace & Defense                                            1.2%
General Dynamics Corp.                                                   $ 5,031,678     $                 $ 5,031,678
Northrop Grumman Corp.                                                     2,935,440                         2,935,440
                                                                         -----------     ----------        -----------
                                                                         $ 7,967,118     $                 $ 7,967,118
                                                                         -----------     ----------        -----------
Electrical Components & Equipment                              2.4%
American Power Conversion Corp.                                          $               $3,306,300        $ 3,306,300
Emerson Electric Co.                                                       4,624,076                         4,624,076
General Electric Co.                                                       7,529,950                         7,529,950
                                                                         -----------     ----------        -----------
                                                                         $12,154,026     $3,306,300        $15,460,326
                                                                         -----------     ----------        -----------
Environmental Services
Waste Management, Inc.                                         0.7%      $               $4,404,174          4,404,174
                                                                         -----------     ----------        -----------

Industrial Conglomerates                                       4.3%
Briggs & Stratton Corp.                                                  $               $1,887,732        $ 1,887,732
Illinois Tool Works, Inc.                                                  7,394,937                         7,394,937
Johnson Controls, Inc.                                                     7,675,225                         7,675,225
United Technologies Corp.                                                 11,528,796                        11,528,796
                                                                         -----------     ----------        -----------
                                                                         $26,598,958     $1,887,732        $28,486,690
                                                                         -----------     ----------        -----------
Industrial Machinery                                           2.1%
Caterpillar, Inc.                                                        $ 3,955,883     $                 $ 3,955,883
Deere & Co.                                                                6,414,917                         6,414,917
Ingersoll-Rand Co.                                                         3,212,000                         3,212,000
                                                                         -----------     ----------        -----------
                                                                         $13,582,800     $                 $13,582,800
                                                                         -----------     ----------        -----------
Total Capital Goods                                                      $60,302,902     $9,598,206        $69,901,108
                                                                         -----------     ----------        -----------
Commercial Services & Supplies                                 1.2%
Office Services & Supplies                                     1.2%
Canon, Inc. (A.D.R.)                                                     $ 3,184,953     $                 $ 3,184,953
Pitney Bowes, Inc.                                                                        4,984,356          4,984,356
                                                                         -----------     ----------        -----------
Total Commercial Services & Supplies                                     $ 3,184,953     $4,984,356        $ 8,169,309
                                                                         -----------     ----------        -----------
Transportation                                                 2.5%
Airlines                                                       0.4%
Southwest Airlines Co.                                                   $ 2,780,738     $                 $ 2,780,738
                                                                         -----------     ----------        -----------
Motorcycle Manufacturers                                       0.5%
Harley-Davidson, Inc.                                                    $               $3,159,000        $ 3,159,000
                                                                         -----------     ----------        -----------
Railroads                                                      1.4%
Burlington Northern, Inc.                                                $ 2,367,392     $                 $ 2,367,392
Norfolk Southern Corp.                                                     6,546,518                         6,546,518
                                                                         -----------     ----------        -----------
                                                                         $ 8,913,910     $                 $ 8,913,910
                                                                         -----------     ----------        -----------

                      AmSouth
  Pioneer Fund     Select Equity    Pro Forma
 VCT Portfolio          Fund        Combined
     Shares            Shares        Shares
--------------     -------------    ---------
                                                Trucking
          21,253                       21,253   United Parcel Service
                                                Total Transportation
                                                Automobiles & Components
                                                Automobile Manufacturers
         253,315                      253,315   Ford Motor Corp.
         108,616                      108,616   PACCAR, Inc.
                                                Total Automobiles & Components
                                                Consumer Durables & Apparel
                                                Apparel, Accessories & Luxury Goods
          65,267                       65,267   Gap, Inc.
                                                Homebuilding
                         51,400        51,400   Snap-on, Inc.
                                                Housewares & Specialties
          84,000                       84,000   Leggett & Platt, Inc.
                                                Total Consumer Durables & Apparel
                                                Media
                                                Advertising
          43,791                       43,791   Omnicom Group
                                                Movies & Entertainment
          51,957        118,200       170,157   The Walt Disney Co.
                                                Publishing
          48,893                       48,893   Elsevier NV
          90,111         49,100       139,211   Gannett Co.
         149,146                      149,146   John Wiley & Sons, Inc.
          78,179                       78,179   McGraw-Hill Co., Inc.
          28,800         66,800        95,600   Tribune Co.

                                                Total Media
                                                Retailing
                                                Apparel Retail
          24,633                       24,633   Liz Claiborne, Inc.
                                                Computer & Electronics Retail
          60,000                       60,000   Best Buy Co., Inc.
          11,064                       11,064   Game Stop Corp. (Class B) *

                                                Department Stores
         118,523                      118,523   Nordstrom, Inc.
          80,000                       80,000   Kohl's Corp. *
          88,332                       88,332   May Department Stores Co.

                                                General Merchandise Stores
          34,432                       34,432   Family Dollar Stores, Inc.
         228,656                      228,656   Target Corp.

                                                Home Improvement Retail
         110,000        116,300       226,300   Home Depot, Inc.
          48,716                       48,716   Lowe's Co., Inc.

                                                                                            AmSouth
                                                              % of       Pioneer Fund    Select Equity      Pro Forma
                                                           Pro Forma    VCT Portfolio         Fund           Combined
                                                            Combined        Market           Market           Market
                                                           Net Assets       Value            Value            Value
                                                           ----------   -------------    -------------     ------------
Trucking                                                      0.3%
United Parcel Service                                                    $ 1,816,281     $                 $ 1,816,281
                                                                         -----------     -----------       -----------
Total Transportation                                                     $13,510,929     $ 3,159,000       $16,669,929
                                                                         -----------     -----------       -----------
Automobiles & Components                                      1.9%
Automobile Manufacturers                                      1.9%
Ford Motor Corp.                                                         $ 3,708,532     $                 $ 3,708,532
PACCAR, Inc.                                                               8,741,416                         8,741,416
                                                                         -----------     -----------       -----------
Total Automobiles & Components                                           $12,449,948     $                 $12,449,948
                                                                         -----------     -----------       -----------
Consumer Durables & Apparel                                   0.8%
Apparel, Accessories & Luxury Goods                           0.2%
Gap, Inc.                                                                $ 1,378,439     $                 $ 1,378,439
                                                                         -----------     -----------       -----------
Homebuilding                                                  0.3%
Snap-on, Inc.                                                            $               $ 1,766,104       $ 1,766,104
                                                                         -----------     -----------       -----------
Housewares & Specialties                                      0.4%
Leggett & Platt, Inc.                                                    $ 2,388,120     $                 $ 2,388,120
                                                                         -----------     -----------       -----------
Total Consumer Durables & Apparel                                        $ 3,766,559     $ 1,766,104       $ 5,532,663
                                                                         -----------     -----------       -----------
Media                                                         5.6%
Advertising                                                   0.6%
Omnicom Group                                                            $ 3,692,457     $                 $ 3,692,457
                                                                         -----------     -----------       -----------
Movies & Entertainment                                        0.7%
The Walt Disney Co.                                                      $ 1,444,405     $ 3,285,960       $ 4,730,365
                                                                         -----------     -----------       -----------
Publishing                                                    4.3%
Elsevier NV                                                              $   665,764     $                 $   665,764
Gannett Co.                                                                7,362,069       4,011,470        11,373,539
John Wiley & Sons, Inc.                                                    5,196,247                         5,196,247
McGraw-Hill Co., Inc.                                                      7,156,506                         7,156,506
Tribune Co.                                                                1,213,632       2,814,952         4,028,584
                                                                         -----------     -----------       -----------
                                                                         $21,594,218     $ 6,826,422       $28,420,640
                                                                         -----------     -----------       -----------
Total Media                                                              $26,731,080     $10,112,382       $36,843,462
                                                                         -----------     -----------       -----------
Retailing                                                     6.6%
Apparel Retail                                                0.2%
Liz Claiborne, Inc.                                                      $ 1,039,759     $                 $ 1,039,759
                                                                         -----------     -----------       -----------
Computer & Electronics Retail                                 0.6%
Best Buy Co., Inc.                                                       $ 3,565,200     $                 $ 3,565,200
Game Stop Corp. (Class B) *                                                  247,944                           247,944
                                                                         -----------     -----------       -----------
                                                                         $ 3,813,144     $                 $ 3,813,144
                                                                         -----------     -----------       -----------
Department Stores                                             1.8%
Nordstrom, Inc.                                                          $ 5,538,580     $                 $ 5,538,580
Kohl's Corp. *                                                             3,933,600                         3,933,600
May Department Stores Co.                                                  2,596,961                         2,596,961
                                                                         -----------     -----------       -----------
                                                                         $12,069,141     $                 $12,069,141
                                                                         -----------     -----------       -----------
General Merchandise Stores                                    2.0%
Family Dollar Stores, Inc.                                               $ 1,075,311     $                 $ 1,075,311
Target Corp.                                                              11,874,106                        11,874,106
                                                                         -----------     -----------       -----------
                                                                         $12,949,417     $                 $12,949,417
                                                                         -----------     -----------       -----------
Home Improvement Retail                                       1.9%
Home Depot, Inc.                                                         $ 4,701,400     $ 4,970,662       $ 9,672,062
Lowe's Co., Inc.                                                           2,805,554                         2,805,554
                                                                         -----------     -----------       -----------
                                                                         $ 7,506,954     $ 4,970,662       $12,477,616
                                                                         -----------     -----------       -----------

                    AmSouth
  Pioneer Fund   Select Equity    Pro Forma
 VCT Portfolio        Fund        Combined
     Shares          Shares        Shares
--------------   -------------    ----------
                                                Specialty Stores
          30,603                       30,603   Barnes & Noble, Inc. *
                                                Total Retailing
                                                Food & Drug Retailing
                                                Drug Retail
         139,003                      139,003   Walgreen Co.
                                                Food Distributors
          83,493                       83,493   Cardinal Health, Inc.
                         72,400        72,400   International Flavors & Fragrances, Inc.
                         41,238        41,238   J.M. Smucker Co.
          84,201         87,300       171,501   Sysco Corp.

                                                Food Retail
          28,200                       28,200   Kellogg Co.
                                                Total Food & Drug Retailing
                                                Food, Beverage & Tobacco
                                                Packaged Foods & Meats
          86,457                       86,457   Campbell Soup Co.
          44,844         65,100       109,944   General Mills, Inc.
          73,219         83,800       157,019   H.J. Heinz Co., Inc.
          54,767                       54,767   Hershey Foods Corp.
          76,005                       76,005   Sara Lee Corp.

                                                Restaurants
                        161,900       161,900   McDonald's Corp.
                                                Soft Drinks
         178,941                      178,941   PepsiCo, Inc.
                                                Total Food, Beverage & Tobacco
                                                Household & Personal Products
                                                Household Products
          90,211                       90,211   Colgate-Palmolive Co.
          15,015                       15,015   Clorox Co.
          80,030                       80,030   Estee Lauder Co.
         171,470                      171,470   Procter & Gamble Co.

                                                Personal Products
                         49,800        49,800   Gillette Co.
          58,000         65,100       123,100   Kimberly-Clark Corp.

                                                Total Household & Personal Products
                                                Health Care Equipment & Services
                                                Health Care Distributors
         204,554                      204,554   Abbott Laboratories
         163,188                      163,188   Johnson & Johnson

                                                Health Care Equipment
          73,222                       73,222   Becton, Dickinson & Co.
          32,057                       32,057   Guidant Corp.
          85,000                       85,000   Medtronic, Inc.

                                                                                            AmSouth
                                                              % of       Pioneer Fund    Select Equity      Pro Forma
                                                           Pro Forma    VCT Portfolio         Fund           Combined
                                                            Combined        Market           Market           Market
                                                           Net Assets       Value            Value            Value
                                                           ----------   -------------   ---------------   --------------
Specialty Stores                                                 0.2%
Barnes & Noble, Inc. *                                                   $   987,559     $                 $   987,559
                                                                         -----------     ------------      -----------
Total Retailing                                                          $38,365,974     $  4,970,662      $43,336,636
                                                                         -----------     ------------      -----------
Food & Drug Retailing                                            3.5%
Drug Retail                                                      0.8%
Walgreen Co.                                                             $ 5,333,545     $                 $ 5,333,545
                                                                         -----------     ------------      -----------
Food Distributors                                                2.5%
Cardinal Health, Inc.                                                    $ 4,855,118     $                 $ 4,855,118
International Flavors & Fragrances, Inc.                                                    3,101,616        3,101,616
J.M. Smucker Co.                                                                            1,941,073        1,941,073
Sysco Corp.                                                                3,213,952        3,332,241        6,546,193
                                                                         -----------     ------------      -----------
                                                                         $ 8,069,070     $  8,374,930      $16,444,000
                                                                         -----------     ------------      -----------
Food Retail                                                      0.2%
Kellogg Co.                                                              $ 1,259,412     $                 $ 1,259,412
                                                                         -----------     ------------      -----------
Total Food & Drug Retailing                                              $14,662,027     $  8,374,930      $23,036,957
                                                                         -----------     ------------      -----------
Food, Beverage & Tobacco                                         5.1%
Packaged Foods & Meats                                           2.9%
Campbell Soup Co.                                                        $ 2,584,200     $                 $ 2,584,200
General Mills, Inc.                                                        2,229,195        3,236,121        5,465,316
H.J. Heinz Co., Inc.                                                       2,854,809        3,267,362        6,122,171
Hershey Foods Corp.                                                        3,041,759                         3,041,759
Sara Lee Corp.                                                             1,834,761                         1,834,761
                                                                         -----------     ------------      -----------
                                                                         $12,544,724     $  6,503,483      $19,048,207
                                                                         -----------     ------------      -----------
Restaurants                                                      0.8%
McDonald's Corp.                                                         $               $  5,190,514      $ 5,190,514
                                                                         -----------     ------------      -----------
Soft Drinks                                                      1.4%
PepsiCo, Inc.                                                            $ 9,340,720     $                 $ 9,340,720
                                                                         -----------     ------------      -----------
Total Food, Beverage & Tobacco                                           $21,885,444     $ 11,693,997      $33,579,441
                                                                         -----------     ------------      -----------
Household & Personal Products                                    4.4%
Household Products                                               2.8%
Colgate-Palmolive Co.                                                    $ 4,615,195     $                 $ 4,615,195
Clorox Co.                                                                   884,834                           884,834
Estee Lauder Co.                                                           3,662,973                         3,662,973
Procter & Gamble Co.                                                       9,444,568                         9,444,568
                                                                         -----------     ------------      -----------
                                                                         $18,607,570     $                 $18,607,570
                                                                         -----------     ------------      -----------
Personal Products                                                1.6%
Gillette Co.                                                             $               $  2,230,044      $ 2,230,044
Kimberly-Clark Corp.                                                       3,816,980        4,284,231        8,101,211
                                                                         -----------     ------------      -----------
                                                                         $ 3,816,980     $  6,514,275      $10,331,255
                                                                         -----------     ------------      -----------
Total Household & Personal Products                                      $22,424,550     $  6,514,275      $28,938,825
                                                                         -----------     ------------      -----------
Health Care Equipment & Services                                 5.9%
Health Care Distributors                                         3.0%
Abbott Laboratories                                                      $ 9,542,444     $                 $ 9,542,444
Johnson & Johnson                                                         10,349,383                        10,349,383
                                                                         -----------     ------------      -----------
                                                                         $19,891,827     $                 $19,891,827
                                                                         -----------     ------------      -----------
Health Care Equipment                                            2.5%
Becton, Dickinson & Co.                                                  $ 4,159,010     $                 $ 4,159,010
Guidant Corp.                                                              2,311,310                         2,311,310
Medtronic, Inc.                                                            4,221,950                         4,221,950

                    AmSouth
  Pioneer Fund   Select Equity    Pro Forma
 VCT Portfolio        Fund        Combined
     Shares          Shares        Shares
--------------   -------------    ----------
         123,159                      123,159   Stryker Corp.

                                                Managed Health Care
          23,937                       23,937   United Healthcare Group, Inc.
                                                Total Health Care Equipment & Services
                                                Pharmaceuticals & Biotechnology
                                                Biotechnology
          68,200                       68,200   Amgen, Inc. *
                                                Pharmaceuticals
          55,362                       55,362   Barr Laboratorie, Inc.
          95,302                       95,302   Eli Lilly & Co.
         236,082                      236,082   Merck & Co., Inc.
         104,212                      104,212   Mylan Laboratories, Inc.
          56,907                       56,907   Novartis AG
          78,800         57,700       136,500   Pfizer, Inc.
          18,810                       18,810   Roche Holdings AG (A.D.R)
         180,617                      180,617   Schering-Plough Corp.

                                                Total Pharmaceuticals & Biotechnology
                                                Banks
                                                Diversified Banks
         288,277                      288,277   U.S. Bancorp
          41,456                       41,456   Wachovia Corp.
         174,435                      174,435   Wells Fargo  & Co.

                                                Regional Banks
          98,868                       98,868   First Horizon National Corp.
          59,000                       59,000   Fifth Third Bancorp
         140,351                      140,351   National City Corp.
          57,444                       57,444   SunTrust Banks, Inc.
          23,185                       23,185   Zions Bancorporation

                                                Thrifts & Mortgage Finance
         177,481                      177,481   Washington Mutual, Inc.
                                                Total Banks
                                                Diversified Financials
                                                Asset Management & Custody Banks
         114,875                      114,875   The Bank of New York Co., Inc.
          45,290                       45,290   Federated Investors, Inc.
          77,103                       77,103   State Street Corp.
         101,277                      101,277   T. Rowe Price Associates, Inc.

                                                                                            AmSouth
                                                              % of       Pioneer Fund    Select Equity      Pro Forma
                                                           Pro Forma    VCT Portfolio         Fund           Combined
                                                            Combined        Market           Market           Market
                                                           Net Assets       Value            Value            Value
                                                           ----------   -------------   ---------------   --------------
                                                                         $16,634,692      $                 $16,634,692
                                                                         -----------      ----------        -----------
Managed Health Care                                           0.3%
United Healthcare Group, Inc.                                            $ 2,107,174      $                 $ 2,107,174
                                                                         -----------      ----------        -----------
Total Health Care Equipment & Services                                   $38,633,693      $                 $38,633,693
                                                                         -----------      ----------        -----------
Pharmaceuticals & Biotechnology                               5.2%
Biotechnology                                                 0.7%
Amgen, Inc. *                                                            $ 4,375,030      $                 $ 4,375,030
                                                                         -----------      ----------        -----------
Pharmaceuticals                                               4.5%
Barr Laboratorie, Inc.                                                   $ 2,521,185      $                 $ 2,521,185
Eli Lilly & Co.                                                            5,408,389                          5,408,389
Merck & Co., Inc.                                                          7,587,675                          7,587,675
Mylan Laboratories, Inc.                                                   1,842,468                          1,842,468
Novartis AG                                                                2,876,080                          2,876,080
Pfizer, Inc.                                                               2,118,932       1,551,553          3,670,485
Roche Holdings AG (A.D.R)                                                  2,184,311                          2,184,311
Schering-Plough Corp.                                                      3,771,283                          3,771,283
                                                                         -----------      ----------        -----------
                                                                         $28,310,323      $1,551,553        $29,861,876
                                                                         -----------      ----------        -----------
Total Pharmaceuticals & Biotechnology                                    $32,685,353      $1,551,553        $34,236,906
                                                                         -----------      ----------        -----------
Banks                                                         7.3%
Diversified Banks                                             3.4%
U.S. Bancorp                                                             $ 9,028,836      $                 $ 9,028,836
Wachovia Corp.                                                             2,180,586                          2,180,586
Wells Fargo  & Co.                                                        10,841,135                         10,841,135
                                                                         -----------      ----------        -----------
                                                                         $22,050,557      $                 $22,050,557
                                                                         -----------      ----------        -----------
Regional Banks                                                2.8%
First Horizon National Corp.                                             $ 4,262,199      $                 $ 4,262,199
Fifth Third Bancorp                                                        2,789,520                          2,789,520
National City Corp.                                                        5,270,180                          5,270,180
SunTrust Banks, Inc.                                                       4,243,963                          4,243,963
Zions Bancorporation                                                       1,577,276                          1,577,276
                                                                         -----------      ----------        -----------
                                                                         $18,143,138      $                 $18,143,138
                                                                         -----------      ----------        -----------
Thrifts & Mortgage Finance                                    1.1%
Washington Mutual, Inc.                                                  $ 7,503,897      $                 $ 7,503,897
                                                                         -----------      ----------        -----------
Total Banks                                                              $47,697,592      $                 $47,697,592
                                                                         -----------      ----------        -----------
Diversified Financials                                        4.8%
Asset Management & Custody Banks                              2.3%
The Bank of New York Co., Inc.                                           $ 3,839,123      $                 $ 3,839,123
Federated Investors, Inc.                                                  1,376,816                          1,376,816
State Street Corp.                                                         3,787,299                          3,787,299
T. Rowe Price Associates, Inc.                                             6,299,429                          6,299,429
                                                                         -----------      ----------        -----------
                                                                         $15,302,667      $                 $15,302,667
                                                                         -----------      ----------        -----------

                    AmSouth
  Pioneer Fund   Select Equity    Pro Forma
 VCT Portfolio        Fund        Combined
     Shares          Shares        Shares
 -------------   -------------    ----------
                                                Consumer Finance
         138,272                      138,272   American Express Co.
         172,000                      172,000   MBNA Corp.

                                                Investment Banking & Brokerage
          60,698                       60,698   Merrill Lynch & Co., Inc.
                                                Diversified Financial Services
               1                            1   Citigroup, Inc.
                                                Total Diversified Financials
                                                Insurance
                                                Multi-Line Insurance
          78,394                       78,394   American International Group, Inc.
                                                Property & Casualty Insurance
          56,844                       56,844   Chubb Corp.
          33,919                       33,919   Safeco Corp.

                                                Total Insurance
                                                Software & Services
                                                Application Software
          44,591                       44,591   Adobe Systems, Inc.
         429,081                      429,081   Microsoft Corp.
          62,259                       62,259   Symantec Corp. *
          82,800                       82,800   Veritas Software Corp. *

                                                Data Processing & Outsourced Services
         107,497        113,000       220,497   Automatic Data Processing, Inc.
          38,501                       38,501   Computer Sciences Corp. *
          26,882                       26,882   DST Systems, Inc. *
          29,998                       29,998   Fiserv, Inc. *
         158,920                      158,920   SunGard Data Systems, Inc. *

                                                Total Software & Services
                                                Technology Hardware & Equipment
                                                Communications Equipment
          95,000                       95,000   Century Telephone Enterprises, Inc.
         221,762                      221,762   Motorola, Inc.
         326,377                      326,377   Nokia Corp. (A.D.R)

                                                Computer Hardware
          27,643                       27,643   Diebold, Inc.
         203,265                      203,265   Dell, Inc. *
          76,270                       76,270   Hewlett-Packard Co.
          81,063                       81,063   IBM Corp.
         403,137                      403,137   Sun Microsystems, Inc. *

                                                Computer Storage & Peripherals
         160,000                      160,000   EMC Corp. *
                                                Total Technology Hardware & Equipment

                                                                                            AmSouth
                                                              % of       Pioneer Fund    Select Equity      Pro Forma
                                                           Pro Forma    VCT Portfolio         Fund           Combined
                                                            Combined        Market           Market           Market
                                                           Net Assets       Value            Value            Value
                                                           ----------   -------------   ---------------   --------------
Consumer Finance                                              1.9%
American Express Co.                                                     $ 7,794,393      $                $ 7,794,393
MBNA Corp.                                                                 4,848,680                         4,848,680
                                                                         -----------      -----------      -----------
                                                                         $12,643,073      $                $12,643,073
                                                                         -----------      -----------      -----------
Investment Banking & Brokerage                                0.6%
Merrill Lynch & Co., Inc.                                                $ 3,627,919      $                $ 3,627,919
                                                                         -----------      -----------      -----------
Diversified Financial Services                                0.0%
Citigroup, Inc.                                                          $        48      $                $        48
                                                                         -----------      -----------      -----------
Total Diversified Financials                                             $31,573,707      $                $31,573,707
                                                                         -----------      -----------      -----------
Insurance                                                     1.7%
Multi-Line Insurance                                          0.8%
American International Group, Inc.                                       $ 5,148,134      $                $ 5,148,134
                                                                         -----------      -----------      -----------
Property & Casualty Insurance                                 0.9%
Chubb Corp.                                                              $ 4,371,304      $                $ 4,371,304
Safeco Corp.                                                               1,771,929                         1,771,929
                                                                         -----------      -----------      -----------
                                                                         $ 6,143,233      $                $ 6,143,233
                                                                         -----------      -----------      -----------
Total Insurance                                                          $11,291,367      $                $11,291,367
                                                                         -----------      -----------      -----------
Software & Services                                           5.7%
Application Software                                          2.8%
Adobe Systems, Inc.                                                      $ 2,797,639      $                $ 2,797,639
Microsoft Corp.                                                           11,460,754                        11,460,754
Symantec Corp. *                                                           1,603,792                         1,603,792
Veritas Software Corp. *                                                   2,363,940                         2,363,940
                                                                         -----------      -----------      -----------
                                                                         $18,226,125      $                $18,226,125
                                                                         -----------      -----------      -----------
Data Processing & Outsourced Services                         2.9%
Automatic Data Processing, Inc.                                          $ 4,767,492      $ 5,011,550      $ 9,779,042
Computer Sciences Corp. *                                                  2,170,301                         2,170,301
DST Systems, Inc. *                                                        1,401,090                         1,401,090
Fiserv, Inc. *                                                             1,205,620                         1,205,620
SunGard Data Systems, Inc. *                                               4,502,204                         4,502,204
                                                                         -----------      -----------      -----------
                                                                         $14,046,707      $ 5,011,550      $19,058,257
                                                                         -----------      -----------      -----------
Total Software & Services                                                $32,272,832      $ 5,011,550      $37,284,382
                                                                         -----------      -----------      -----------
Technology Hardware & Equipment                               5.6%
Communications Equipment                                      1.9%
Century Telephone Enterprises, Inc.                                      $ 3,369,650      $                $ 3,369,650
Motorola, Inc.                                                             3,814,306                         3,814,306
Nokia Corp. (A.D.R)                                                        5,114,328                         5,114,328
                                                                         -----------      -----------      -----------
                                                                         $12,298,284      $                $12,298,284
                                                                         -----------      -----------      -----------
Computer Hardware                                             3.3%
Diebold, Inc.                                                            $ 1,540,544      $                $ 1,540,544
Dell, Inc. *                                                               8,565,587                         8,565,587
Hewlett-Packard Co.                                                        1,599,382                         1,599,382
IBM Corp.                                                                  7,991,191                         7,991,191
Sun Microsystems, Inc. *                                                   2,168,877                         2,168,877
                                                                         -----------      -----------      -----------
                                                                         $21,865,581      $                $21,865,581
                                                                         -----------      -----------      -----------
Computer Storage & Peripherals                                0.4%
EMC Corp. *                                                              $ 2,379,200      $                $ 2,379,200
                                                                         -----------      -----------      -----------
Total Technology Hardware & Equipment                                    $36,543,065      $                $36,543,065
                                                                         -----------      -----------      -----------

                    AmSouth
  Pioneer Fund   Select Equity    Pro Forma
 VCT Portfolio        Fund        Combined
     Shares          Shares        Shares
 -------------   -------------    ----------
                                                Semiconductors
                                                Semiconductor Equipment
         308,306                      308,306   Applied Materials, Inc. *
                                                Semiconductors
          24,815                       24,815   Freescale Semico, Inc. *
         349,426                      349,426   Intel Corp.
         294,793                      294,793   Texas Instruments, Inc.

                                                Total Semiconductors
                                                Telecommunication Services
                                                Integrated Telecommunication Services
          23,765                       23,765   Alltel Corp.
         146,005                      146,005   BellSouth Corp.
         218,671                      218,671   SBC Communications, Inc.
         164,000                      164,000   Verizon Communications, Inc.

                                                Wireless Telecommunication Services
          17,897                       17,897   Nextel Communications, Inc. *
                                                Total Telecommunication Services
                                                Utilities
                                                Electric Utilities
          32,838                       32,838   American Electric Power Co., Inc.
          36,216                       36,216   Consolidated Edison, Inc.
          90,000                       90,000   Exelon Corp.
          57,799                       57,799   Southern Co.

                                                Gas Utilities
          27,431                       27,431   KeySpan Energy Corp.
                                                Water Utilities
          18,826                       18,826   Aqua America, Inc.
                                                Total Utilities
                                                TOTAL COMMON STOCKS

                                                INVESTMENT COMPANIES
                        913,700       913,700   BNY Hamilton Money Fund
                          1,513         1,513   BNY Hamilton Treasury Money Fund
                                                TOTAL INVESTMENT COMPANIES
   Principal
                                                TEMPORARY CASH INVESTMENTS
                                                Repurchase Agreement
     $ 7,300,000                                UBS Warburg, Inc., 1.00%, dated 12/31/04, repurchase price of 7,300,000 plus accrued interest on 1/3/05 collateralized by $6,902,000 U.S. Treasury Bill, 5.625%, 5/15/08
     Shares
                                                Security Lending Collateral
       3,264,285                                Securities Lending Investment Fund, 2.18%

                                                TOTAL TEMPORARY CASH INVESTMENTS

                                                                                            AmSouth
                                                              % of       Pioneer Fund    Select Equity      Pro Forma
                                                           Pro Forma    VCT Portfolio         Fund           Combined
                                                            Combined        Market           Market           Market
                                                           Net Assets       Value            Value            Value
                                                           ----------   -------------   ---------------   --------------
Semiconductors                                                  3.2%
Semiconductor Equipment                                         0.8%
Applied Materials, Inc. *                                               $  5,272,033     $                $  5,272,033
                                                                        ------------     -----------      ------------
Semiconductors                                                  2.4%
Freescale Semico, Inc. *                                                $    455,602     $                $    455,602
Intel Corp.                                                                8,173,074                         8,173,074
Texas Instruments, Inc.                                                    7,257,804                         7,257,804
                                                                        ------------     -----------      ------------
                                                                        $ 15,886,480     $                $ 15,886,480
                                                                        ------------     -----------      ------------
Total Semiconductors                                                    $ 21,158,513     $                $ 21,158,513
                                                                        ------------     -----------      ------------
Telecommunication Services                                      2.8%
Integrated Telecommunication Services                           2.7%
Alltel Corp.                                                            $  1,396,431     $                $  1,396,431
BellSouth Corp.                                                            4,057,479                         4,057,479
SBC Communications, Inc.                                                   5,635,151                         5,635,151
Verizon Communications, Inc.                                               6,643,640                         6,643,640
                                                                        ------------     -----------      ------------
                                                                        $ 17,732,701     $                $ 17,732,701
                                                                        ------------     -----------      ------------
Wireless Telecommunication Services                             0.1%
Nextel Communications, Inc. *                                           $    536,910     $                $    536,910
                                                                        ------------     -----------      ------------
Total Telecommunication Services                                        $ 18,269,611     $                $ 18,269,611
                                                                        ------------     -----------      ------------
Utilities                                                       1.5%
Electric Utilities                                              1.3%
American Electric Power Co., Inc.                                       $  1,127,655     $                $  1,127,655
Consolidated Edison, Inc.                                                  1,584,450                         1,584,450
Exelon Corp.                                                               3,966,300                         3,966,300
Southern Co.                                                               1,937,422                         1,937,422
                                                                        ------------     -----------      ------------
                                                                        $  8,615,827     $                $  8,615,827
                                                                        ------------     -----------      ------------
Gas Utilities                                                   0.2%
KeySpan Energy Corp.                                                    $  1,082,153     $                $  1,082,153
                                                                        ------------     -----------      ------------
Water Utilities                                                 0.1%
Aqua America, Inc.                                                      $    462,931     $                $    462,931
                                                                        ------------     -----------      ------------
Total Utilities                                                         $ 10,160,911     $                $ 10,160,911
                                                                        ------------     -----------      ------------
TOTAL COMMON STOCKS                                                     $581,255,718     $67,801,302      $649,057,020
                                                                        ------------     -----------      ------------

INVESTMENT COMPANIES                                            0.1%
BNY Hamilton Money Fund                                                 $                $   913,700      $    913,700
BNY Hamilton Treasury Money Fund                                                               1,513             1,513
                                                                        ------------     -----------      ------------
TOTAL INVESTMENT COMPANIES                                              $                $   915,213      $    915,213
                                                                        ------------     -----------      ------------

TEMPORARY CASH INVESTMENTS                                      1.6%
Repurchase Agreement                                            1.1%
UBS Warburg, Inc., 1.00%, dated 12/31/04, repurchase price
of 7,300,000 plus accrued interest on 1/3/05 collateralized
by $6,902,000 U.S. Treasury Bill, 5.625%, 5/15/08                       $  7,300,000     $                $  7,300,000
                                                                        ------------     -----------      ------------

Security Lending Collateral                                     0.5%
Securities Lending Investment Fund, 2.18%                               $  3,264,286     $                $  3,264,286
                                                                        ------------     -----------      ------------

TOTAL TEMPORARY CASH INVESTMENTS                                        $ 10,564,286     $                $ 10,564,286
                                                                        ============     ============     ============

TOTAL INVESTMENTS IN SECURITIES                  100.6%      $591,820,004      $68,716,515       $660,536,519
                                                             ------------       ----------        -----------

OTHER ASSETS AND LIABILITIES                      -0.6%      $ (4,056,175)     $    (4,709)      $ (4,060,884)
                                                             -------------      ----------        -----------

TOTAL NET ASSETS                                 100.0%      $587,763,829      $68,711,806       $656,475,635
                                                             -------------     ------------       ------------
Total Investments at Cost                                    $470,288,010      $57,080,213       $527,368,223
                                                              ============     ============      =============

(A.D.R.) American Depositary Receipt

*Non-Income producing security


(a) No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consumation of the merger. No securities would need to be sold in order for Pioneer Fund VCT Portfolio to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio
Pro Forma Statement of Assets and Liabilities
December 31, 2004
(unaudited)

                                                                                         AmSouth
                                                                       Pioneer Fund    Select Equity   Pro Forma        Pro Forma
                                                                       VCT Potfolio        Fund       Adjustments       Combined
                                                                       -------------   -------------  -----------     ------------
ASSETS:
      Investment in securities, at value (including securities loaned of $3,201,363 and $0, respectively)(Cost $470,288,010
        and $57,080,213, respectively)                                 $ 591,820,004   $ 68,716,515                  $ 660,536,519
      Receivables -
        Fund shares sold                                                     408,198        819,688                      1,227,886
        Dividends, interest and foreign taxes withheld                     1,035,978        131,218                      1,167,196
      Other                                                                   40,546          1,320                         41,866
                                                                       -------------   -------------                 -------------
            Total assets                                               $ 593,304,726   $ 69,668,741                  $ 662,973,467
                                                                       -------------   -------------                 -------------

LIABILITIES:
      Payables -
        Investment securities purchased                                $   1,000,388   $     928,496                     1,928,884
        Upon return for securities loaned                                  3,264,284                                 $   3,264,284
        Due to Bank                                                          848,222                                       848,222
      Due to affiliates                                                      307,212                                       307,212
      Accrued expenses                                                       120,791          28,439                       149,230
                                                                       -------------   -------------                 -------------
            Total liabilities                                          $   5,540,897   $     956,935                 $   6,497,832
                                                                       -------------   -------------                 -------------

NET ASSETS:
      Paid-in capital                                                  $ 535,852,814   $  56,499,678                 $ 592,352,492
      Undistributed net investment income                                    433,753         103,900                       537,653
      Accumulated net realized gain (loss) on investments                (70,054,732)        471,926                   (69,582,806)
      Net unrealized gain on investments                                 121,531,994      11,636,302                   133,168,296
                                                                       -------------   -------------                 -------------
            Total net assets                                           $ 587,763,829   $  68,711,806                 $ 656,475,635
                                                                       =============   =============                 =============

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)                                      5,562,529  (5,562,529)(a)             -
                                                                       =============   =============                 =============
      Class I                                                             22,081,959                                    22,081,959
                                                                       =============   =============                 =============
      Class II                                                             6,513,968                   3,350,161 (a)     9,864,129
                                                                       =============   =============                 =============

NET ASSET VALUE PER SHARE:                                             $               $       12.35                 $
                                                                       =============   =============                 =============
      Class I                                                          $       20.57   $                             $       20.57
                                                                       =============   =============                 =============
      Class II                                                         $       20.51   $                             $       20.51
                                                                       =============   =============                 =============

(a) Outstanding shares of AmSouth Select Equity Fund are exchanged for Class II shares of Pioneer Fund VCT Portfolio.

See accompanying notes to pro forma financial statements.

Pioneer Fund VCT Portfolio
Pro Forma Statement of Operations
For the Year Ended December 31, 2004


                                                                                      AmSouth
                                                                    Pioneer Fund    Select Equity    Pro Forma      Pro Forma
                                                                    VCT Portfolio       Fund        Adjustments     Combined
                                                                    -------------   -------------   -----------     -----------

INVESTMENT INCOME:
     Dividends  (net of foreign taxes withheld $27,542)             $   5,255,783   $   1,117,563                   $  6,373,346
     Interest                                                             158,731                                        158,731
     Income on securities loaned, net                                       9,868                                          9,868
                                                                    -------------   -------------                   ------------
                Total investment income                             $   5,424,382   $   1,117,563                   $  6,541,945
                                                                    -------------   -------------                   ------------

EXPENSES:
     Management fees                                                $   1,790,664   $     487,087   $   (87,218)(c) $  2,190,533
     Transfer agent fees and expenses                                       2,736          10,000        (9,342)(c)        3,394
     Distribution fees (Class II)                                         273,949                       153,796 (c)      427,745
     Administrative reimbursements                                         24,868         150,572      (136,423)(c)       39,017
     Custodian fees                                                        47,602           3,652         2,500 (c)       53,754
     Shareholder servicing fees                                                           152,215      (152,215)(c)            -
     Professional fees                                                     59,072          42,048       (42,048)(a)       59,072
     Printing expense                                                      30,024               -                         30,024
     Other fees                                                                            23,781                         23,781
                                                                    -------------   -------------   -----------     ------------
            Total expenses                                          $   2,228,915   $     869,355   $  (270,950)       2,827,320
            Less fees waived and expenses assumed by advisor                             (110,462)      110,462 (b)            -
            Less fees paid indirectly                                                      (4,581)                        (4,581)
                                                                    -------------   -------------   -----------     ------------
            Net expenses                                            $   2,224,334   $     758,893   $  (160,488)    $  2,822,739
                                                                    -------------   -------------   -----------     ------------
                Net investment income                               $   3,200,048   $     358,670   $   160,488     $  3,719,206
                                                                    -------------   -------------   -----------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments                               $   1,095,419   $     597,182                   $  1,692,601
     Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                    (11,040)                                       (11,040)
                                                                    -------------   -------------                   ------------
                                                                    $   1,084,379   $     597,182                   $  1,681,561
                                                                    -------------   -------------                   ------------
     Change in net unrealized gain on investments                   $  30,978,376   $   4,787,214                   $ 35,765,590
                                                                    -------------   -------------                   ------------
         Net gain (loss) on investments and foreign currency        $  32,062,755   $   5,384,396                   $ 37,447,151
           transactions                                             -------------   -------------   -----------     ------------
         Net increase in net assets resulting from operations       $  35,262,803   $   5,743,066   $   160,488     $ 41,166,357
                                                                    =============   =============   ===========     ============

(a)  Reflects reduction in expenses due to elimination of duplicate services.
(b) Expense limitation conformed to Pioneer Fund VCT Portoflio's management contract.
(c) Reflects change in fee structure to conform to Pioneer Fund VCT Portfolio's management, transfer agent, custody and distribution plan agreements.

See accompanying notes to pro forma financial statements.

Pioneer Fund VCT Portfolio

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
12/31/04
(Unaudited)

1.       Description of the Fund

The Pioneer Fund VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
         Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
         Pioneer International Value VCT Portfolio (International Value
         Portfolio)
         Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio) Pioneer Small Company VCT Portfolio (Small Company Portfolio)
         Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
         Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
         Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
         Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
         Pioneer Balanced VCT Portfolio (Balanced Portfolio)
         Pioneer High Yield VCT Portfolio (High Yield Portfolio)
         Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
         Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
         Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim Portfolio) (Class II shares only)
         Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
         Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
         Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio) (Class I shares only)
         Pioneer Small Cap Value II VCT Portfolio (Small Cap Value I Portfolio) (Class II shares only)
         Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objectives of the Portfolio are reasonable income and growth of capital.

2.       Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of the Variable Insurance Funds - AmSouth Select Equity Fund by the Portfolio, as if such acquisition had taken place as of January 1, 2004.

Under the terms of an Agreement and Plan of Reorganization (the "Reorganization") between these two Funds, the combination of the Portfolio and the Variable Insurance Funds - AmSouth Select Equity Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of the Variable Insurance Funds - AmSouth Select Equity Fund in exchange for shares of the Portfolio at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Portfolio and the Variable Insurance Funds - AmSouth Select Equity Fund have been combined as of and for their most recent fiscal year ended December 31, 2004. Following the acquisition, the Portfolio will be the accounting survivor. All related acquisition costs will be borne by the Advisors.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Portfolio and the Variable Insurance Funds - AmSouth Select Equity Fund included in their respective annual reports to shareowners dated December 31, 2004. Adjustments have been made to expenses for duplicate services that would not have been incurred if the merger took place on January 1, 2004.

3.       Security Valuation

Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

4.       Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Portfolio that would have been issued at December 31, 2004, in connection with the proposed acquisition. The number of shares assumed to be issued is equal to the net asset value of shares of the Variable Insurance Funds - AmSouth Select Equity Fund, as of December 31, 2004, divided by the net asset value per share of the Portfolio's shares as of December 31, 2004. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at December 31, 2004:


                                 Shares of            Additional Shares       Total Outstanding Shares
                                 The Fund              Assumed Issued             Post-Combination
      Class of Shares         Pre-Combination         In Reorganization
-------------------------------------------------------------------------------------------------------
Class I                          22,081,959                                          22,081,959
-------------------------------------------------------------------------------------------------------
Class II                          6,513,968               3,350,161                  9,864,129
-------------------------------------------------------------------------------------------------------

5.       Federal Income Taxes

Each Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for these portfolios is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

PIONEER OAK RIDGE LARGE CAP VCT PORTFOLIO
PRO FORMA
Schedule of Investments (a)
December 31, 2004
(Unaudited)

    Pioneer   AmSouth                                                   % of           Pioneer       AmSouth
   Oak Ridge  Capital                                                  Pro Forma     Oak Ridge     Cap Growth     Pro Forma
  Large Cap    Growth  Pro Forma                                       Combined      Large Cap        Fund        Combined
   VCT Fund     Fund   Combined                                       Net Assets      VCT Fund
                                                                      ----------
                                                                                        Market        Market        Market
     Shares    Shares   Shares                                                           Value        Value         Value
     ------    ------   ------                                                           -----        ------        -----
                                COMMON STOCKS                             96.0%
                                Energy                                     2.8%
                                Oil & Gas Drilling                         1.5%
      1,640              1,640  BJ Services Co.                                  $      76,326  $              $        76,326
                3,000    3,000  Schlumberger Ltd.                                                     200,850          200,850
                                                                                  -------------  -------------  ---------------
                                                                                                                       277,176
                                                                                  -------------  -------------  ---------------
                                Oil & Gas Exploration & Production         1.4%
      2,145              2,145  Apache Corp.                                     $     108,473  $              $       108,473
      4,139              4,139  XTO Energy, Inc.                                       146,438                         146,438
                                                                                  -------------  -------------  ---------------
                                                                                 $     254,911  $              $       254,911
                                                                                  -------------  -------------  ---------------
                                Total Energy                                     $     331,237  $     200,850  $       532,087
                                                                                  -------------  -------------  ---------------
                                Capital Goods                             10.0%
                                Aerospace & Defense                        1.1%
                1,000    1,000  General Dynamics Corp.                           $              $     104,600  $       104,600
      1,270              1,270  L-3 Communications Holdings, Inc.                $      93,015  $              $        93,015
                                                                                  -------------  -------------  ---------------
                                                                                 $      93,015  $     104,600  $       197,615
                                                                                  -------------  -------------  ---------------
                                Electrical Component & Equipment           4.1%
                3,400    3,400  American Power Conversion Corp.                                        72,760           72,760
                3,300    3,300  Flextronics International, Ltd.*                                       45,606           45,606
      3,515    14,000   17,515  General Electric Co.                             $     128,298  $     511,000  $       639,298
                                                                                  -------------  -------------  ---------------
                                                                                 $     128,298  $     629,366  $       757,664
                                                                                  -------------  -------------  ---------------
                                Industrial Conglomerates                   4.4%
      2,395              2,395  Danaher Corp.                                    $     137,496  $              $       137,496
                2,200    2,200  Illinois Tool Works, Inc.                                             203,896          203,896
      3,080     3,200    6,280  Tyco International, Ltd.                               110,079        114,368          224,447
                2,500    2,500  United Technologies Corp.                                             258,375          258,375
                                                                                  -------------  -------------  ---------------
                                                                                 $     247,575  $     576,639  $       824,214
                                                                                  -------------  -------------  ---------------
                                Industrial Machinery                       0.5%
      1,124              1,124  Ingersoll-Rand Co.                               $      90,256  $              $        90,256
                                                                                  -------------  -------------  ---------------
                                Total Capital Goods                              $     559,144  $   1,310,605  $     1,869,749
                                                                                  -------------  -------------  ---------------
                                Commercial Services & Supplies             2.4%
                                Diversified Commercial Services            2.4%
                2,200    2,200  Apollo Group, Inc., Class A*                     $              $     177,562  $       177,562
                2,100    2,100  Cintas Corp.                                                           92,106           92,106
                2,200    2,200  3M Co.                                                                180,554          180,554
                                                                                  -------------  -------------  ---------------
                                                                                 $              $     450,222  $       450,222
                                                                                  -------------  -------------  ---------------

                                                                                  -------------  -------------  ---------------
                                Total Commercial Services & Supplies             $              $     450,222  $       450,222
                                                                                  -------------  -------------  ---------------
                                Automobiles & Components                   0.5%
                                Motorcycle Manufacturers                   0.5%
                1,500    1,500  Harley-Davidson, Inc.                            $              $      91,125  $        91,125
                                                                                  -------------  -------------  ---------------
                                Total Automobiles & Components                   $              $      91,125  $        91,125
                                                                                  -------------  -------------  ---------------
                                Consumer Durables & Apparel                1.0%
                                Comsumer Services                          1.0%
                3,000    3,000  Starbucks Corp.*                                 $              $     187,080  $       187,080
                                                                                  -------------  -------------  ---------------
                                Total Consumer Durables & Apparel                $              $     187,080  $       187,080
                                                                                  -------------  -------------  ---------------
                                Transportation                             2.3%
                                Air Freight & Couriers                     0.7%
      1,340              1,340  FedEx Corp.                                      $     131,977  $              $       131,977
                                                                                  -------------  -------------  ---------------
                                Trucking                                   1.6%
                3,500    3,500  United Parcel Service, Inc., Class B             $              $     299,110  $       299,110
                                                                                  -------------  -------------  ---------------
                                Total Transportation                             $     131,977  $     299,110  $       431,087
                                                                                  -------------  -------------  ---------------
                                Hotels, Restaurants & Leisure              0.4%
                                Casinos & Gaming                           0.4%
      2,085              2,085  International Game Technology                    $      71,682  $              $        71,682
                                                                                  -------------  -------------  ---------------
                                Total Hotels, Restaurants & Leisure              $      71,682  $              $        71,682
                                                                                  -------------  -------------  ---------------
                                Media                                      1.2%
                                Broadcasting & Cable Television            0.4%
      2,710              2,710  Univision Communications, Inc. *                 $      79,322  $              $        79,322
                                                                                  -------------  -------------  ---------------
                                Movies & Entertainment                     0.8%
                5,100    5,100  The Walt Disney Co.                              $              $     141,780  $       141,780
                                                                                  -------------  -------------  ---------------
                                Total Media                                      $      79,322  $     141,780  $       221,102
                                                                                  -------------  -------------  ---------------
                                Retailing                                 12.5%
                                Apparel Retail                             2.0%
                4,900    4,900  Chico's FAS, Inc.*                               $              $     223,097  $       223,097
                1,750    1,750  Nike, Inc., Class B                                                   158,708          158,708
                                                                                  -------------  -------------  ---------------
                                                                                 $              $     381,805  $       381,805
                                                                                  -------------  -------------  ---------------
                                Computer & Electronics Retail              1.5%
      1,415     3,300    4,715  Best Buy Co., Inc.                               $      84,079  $     196,086  $       280,165
                                                                                  -------------  -------------  ---------------
                                General Merchandise Stores                 1.8%
      1,635     4,900    6,535  Target Corp.                                     $      84,906  $     254,457  $       339,363
                                                                                  -------------  -------------  ---------------
                                Homefurnishing Retail                      0.5%
                2,300    2,300  Bed Bath & Beyond, Inc.*                         $              $      91,609  $        91,609
                                                                                  -------------  -------------  ---------------
                                Home Improvement Retail                    3.0%
                5,800    5,800  Home Depot, Inc.                                 $              $     247,892  $       247,892
      1,565     4,000    5,565  Lowe's Companies, Inc.                                  90,128        230,360          320,488
                                                                                  -------------  -------------  ---------------
                                                                                 $      90,128  $     478,252  $       568,380
                                                                                  -------------  -------------  ---------------
                                Internet Retail                            1.5%
      1,350     1,100    2,450  eBAY, Inc. *                                     $     156,978  $     127,908  $       284,886
                                                                                  -------------  -------------  ---------------
                                Specialty Stores                           2.1%
      3,825     3,900    7,725  Staples, Inc.                                    $     128,941  $     131,469  $       260,410
                3,500    3,500  Williams-Sonoma, Inc.*                                                122,640          122,640
                                                                                  -------------  -------------  ---------------
                                                                                 $     128,941  $     254,109  $       383,050
                                                                                  -------------  -------------  ---------------
                                Total Retailing                                  $     545,032  $   1,784,226  $     2,329,258
                                                                                  -------------  -------------  ---------------
                                Food & Drug Retailing                      6.0%
                                Food Distributors                          1.4%
                6,700    6,700  SYSCO Corp.                                      $              $     255,739  $       255,739
                                                                                  -------------  -------------  ---------------
                                                                                 $              $     255,739  $       255,739
                                                                                  -------------  -------------  ---------------
                                Hypermarkets & Supercenters                4.6%
                1,900    1,900  Kohl's Corp.*                                    $              $      93,423  $        93,423
                5,400    5,400  Walgreen Co.                                                          207,198          207,198
      1,850     8,700   10,550  Wal-Mart Stores, Inc.                            $      97,717  $     459,534  $       557,251
                                                                                  -------------  -------------  ---------------
                                                                                        97,717        760,155          857,872
                                                                                  -------------  -------------  ---------------
                                Total Food & Drug Retailing                      $      97,717  $   1,015,894  $     1,113,611
                                                                                  -------------  -------------  ---------------
                                Food, Beverage & Tobacco                   2.1%
                                Soft Drinks                                2.1%
                7,400    7,400  PepsiCo, Inc.                                    $              $     386,280  $       386,280
                                                                                  -------------  -------------  ---------------
                                Total Food, Beverage & Tobacco                   $              $     386,280  $       386,280
                                                                                  -------------  -------------  ---------------
                                Household & Personal Products              2.1%
                                Household Products                         2.1%
      1,950     5,100    7,050  Procter & Gamble Co.                             $     107,406  $     280,908  $       388,314
                                                                                  -------------  -------------  ---------------
                                Total Household & Personal Products              $     107,406  $     280,908  $       388,314
                                                                                  -------------  -------------  ---------------
                                Health Care Equipment & Services          11.4%
                                Health Care Distributors                   5.0%
                3,800    3,800  Abbott Laboratories                              $              $     177,270  $       177,270
                8,100    8,100  Johnson & Johnson                                                     513,702          513,702
      2,450              2,450  Teva Pharmaceutical Industries, Ltd.                    73,157                          73,157
                3,800    3,800  Wyeth                                                                 161,842          161,842
                                                                                  -------------  -------------  ---------------
                                                                                 $      73,157  $     852,814  $       925,971
                                                                                  -------------  -------------  ---------------
                                Health Care Equipment                      3.8%
                1,000    1,000  Guidant Corp.                                    $              $      72,100  $        72,100
                5,200    5,200  Medtronic, Inc.                                                       258,284          258,284
                5,700    5,700  Stryker Corp.                                                         275,025          275,025
      1,205              1,205  Zimmer Holdings, Inc. *                          $      96,545  $              $        96,545
                                                                                  -------------  -------------  ---------------
                                                                                 $      96,545  $     605,409  $       701,954
                                                                                  -------------  -------------  ---------------
                                Managed Health Care                        1.1%
                2,400    2,400  UnitedHealth Group, Inc.                         $              $     211,272  $       211,272
                                                                                  -------------  -------------  ---------------
                                Health Care Services                       1.0%
      2,660              2,660  Caremark Rx, Inc. *                              $     104,884  $              $       104,884
        935                935  Quest Diagnostics, Inc.                                 89,339                          89,339
                                                                                  -------------  -------------  ---------------
                                                                                 $     194,223  $              $       194,223
                                                                                  -------------  -------------  ---------------
                                Health Care Supplies                       0.5%
      1,225              1,225  Alcon, Inc.                                      $      98,735  $              $        98,735
                                                                                  -------------  -------------  ---------------
                                Total Health Care Equipment & Services           $     462,660  $   1,669,495  $     2,132,155
                                                                                  -------------  -------------  ---------------
                                Pharmaceuticals & Biotechnology            6.2%
                                Biotechnology                              3.3%
      1,395     4,400    5,795  Amgen, Inc. *                                    $      89,489  $     282,260  $       371,749
      2,255     2,400    4,655  Genentech, Inc. *                                      122,762        130,656          253,418
                                                                                  -------------  -------------  ---------------
                                                                                 $     212,251  $     412,916  $       625,167
                                Pharmaceuticals                            2.9%
                3,500    3,500  Barr Laboratories, Inc. *                        $              $     159,390  $       159,390
                2,900    2,900  Eli Lilly & Co.                                                       164,575          164,575
                8,000    8,000  Pfizer, Inc.                                                          215,120          215,120
                                                                                 $              $     539,085  $       539,085
                                                                                  -------------  -------------  ---------------
                                Total Pharmaceuticals & Biotechnology            $     212,251  $     952,001  $     1,164,252
                                                                                  -------------  -------------  ---------------
                                Banks                                      1.3%
                                Diversified Banks                          1.3%
      4,720              4,720  Popular, Inc.                                    $     136,078  $              $       136,078
      3,495              3,495  U.S. Bancorp                                           109,463                         109,463
                                                                                  -------------  -------------  ---------------
                                                                                 $     245,541  $              $       245,541
                                                                                  -------------  -------------  ---------------
                                Total Banks                                      $     245,541  $              $       245,541
                                                                                  -------------  -------------  ---------------
                                Diversified Financials                     7.2%
                                Asset Management & Custody Banks           0.4%
                1,300    1,300  T. Rowe Price Associates, Inc.                   $              $      80,860  $        80,860
                                                                                  -------------  -------------  ---------------
                                Investment Banking & Brokerage             0.8%
                1,500    1,500  Goldman Sachs Group, Inc.                        $              $     156,060  $       156,060
                                                                                  -------------  -------------  ---------------
                                Consumer Finance                           3.1%
      1,585     6,500    8,085  American Express Co.                             $      89,346  $     366,405  $       455,751
      2,205              2,205  SLM Corp.                                              117,725                         117,725
                                                                                  -------------  -------------  ---------------
                                                                                 $     207,071  $     366,405  $       573,476
                                                                                  -------------  -------------  ---------------
                                Specialized Finance                        0.7%
                3,900    3,900  Paychex, Inc.                                    $              $     132,912  $       132,912
                                                                                  -------------  -------------  ---------------
                                Other Diversified Finance Services         2.1%
      1,421     6,900    8,321  Citigroup, Inc.                                  $      68,464  $     332,442  $       400,906
                                                                                  -------------  -------------  ---------------
                                Total Diversified Financials                     $     275,535  $   1,068,679  $     1,344,214
                                                                                  -------------  -------------  ---------------
                                Insurance                                  1.2%
                                Life & Health Insurance                    0.4%
      2,045              2,045  Aflac, Inc.                                      $      81,473  $              $        81,473
                                                                                  -------------  -------------  ---------------
                                Multi line Insurance                       0.7%
                2,100    2,100  American International Group, Inc.                                    137,907          137,907
                                                                                  -------------  -------------  ---------------
                                Total Insurance                                  $      81,473  $     137,907  $       219,380
                                                                                  -------------  -------------  ---------------
                                Software & Services                        9.1%
                                Application Software                       4.8%
                1,100    1,100  Mercury Interactive Corp.*                       $              $      50,105  $        50,105
      4,280    18,900   23,180  Microsoft Corp.                                        114,319        504,818          619,137
               16,700   16,700  Oracle Corp.*                                                         229,124          229,124
                                                                                  -------------  -------------  ---------------
                                                                                 $     114,319  $     784,047  $       898,366
                                                                                  -------------  -------------  ---------------
                                Data Processing & Outsourced Services      2.6%
                2,000    2,000  Automatic Data Processing, Inc.                  $              $      88,700  $        88,700
      1,835              1,835  Affiliated Computer Services Inc,  *                   110,449
      2,045     4,700    6,745  First Data Corp.                                        86,994        199,938          286,932
                                                                                  -------------  -------------  ---------------
                                                                                 $     197,443  $     288,638  $       486,081
                                                                                  -------------  -------------  ---------------
                                Home Entertainment Software                0.4%
                1,300    1,300  Electronic Arts, Inc. *                          $              $      80,184  $        80,184
                                                                                  -------------  -------------  ---------------
                                Internet Software & Services               1.2%
                3,800    3,800  Symantec Corp.*                                  $              $      97,888  $        97,888
                3,400    3,400  Yahoo!, Inc.*                                                         128,112          128,112
                                                                                  -------------  -------------  ---------------
                                                                                 $              $     226,000  $       226,000
                                                                                  -------------  -------------  ---------------
                                Total Software & Services                        $     311,762  $   1,378,869  $     1,690,631
                                                                                  -------------  -------------  ---------------
                                Technology Hardware & Equipment           10.5%
                                Communications Equipment                   3.2%
               23,700   23,700  Cisco Systems, Inc.*                             $              $     457,410  $       457,410
      3,245              3,245  Qualcomm, Inc.                                   $     137,588  $              $       137,588
                                                                                  -------------  -------------  ---------------
                                                                                       137,588        457,410          594,998
                                                                                  -------------  -------------  ---------------
                                Computer Hardware                          5.7%
      3,095     9,000   12,095  Dell, Inc. *                                     $     130,423  $     379,260  $       509,683
        775     4,800    5,575  IBM Corp.                                               76,400        473,184          549,584
                                                                                  -------------  -------------  ---------------
                                                                                 $     206,823  $     852,444  $     1,059,267
                                                                                  -------------  -------------  ---------------
                                Computer Storage & Peripherals             1.0%
                8,000    8,000  EMC Corp. *                                      $              $     118,960  $       118,960
                2,200    2,200  Network Appliance, Inc.*                                               73,084           73,084
                                                                                  -------------  -------------  ---------------
                                                                                 $              $     192,044  $       192,044
                                                                                  -------------  -------------  ---------------
                                Technology Distributors                    0.6%
      1,755              1,755  Fisher Scientific International, Inc. *          $     109,477  $              $       109,477
                                                                                  -------------  -------------  ---------------
                                Total Technology Hardware & Equipment            $     453,888  $   1,501,898  $     1,955,786
                                                                                  -------------  -------------  ---------------
                                Semiconductors                             5.9%
                                Semiconductor Equipment                    1.0%
               11,200   11,200  Applied Materials, Inc. *                        $              $     191,520  $       191,520
                                                                                  -------------  -------------  ---------------
                                Semiconductors                             4.9%
               17,000   17,000  Intel Corp.                                      $              $     397,630  $       397,630
      2,967              2,967  Marvell Technology Group, Ltd. *                       105,239                         105,239
                3,700    3,700  Linear Technology Corp.                                               143,412          143,412
      3,275     7,400   10,675  Texas Instruments, Inc.                                 80,631        182,188          262,819
                                                                                  -------------  -------------  ---------------
                                                                                 $     185,870  $     723,230  $       909,100
                                                                                  -------------  -------------  ---------------
                                Total Semiconductors                             $     185,870  $     914,750  $     1,100,620
                                                                                  -------------  -------------  ---------------
                                Telecommunication Services                 0.0%

                                Total Telecommunication Services                                                             -
                                                                                  -------------  -------------  ---------------
                                TOTAL COMMON STOCKS                              $   4,152,497  $  13,771,679  $    17,924,176
                                                                                  -------------  -------------  ---------------

                                MUTUAL FUNDS                               3.1%
              569,630  569,630  AIM Liquid Assets Money Market Fund                                   569,630          569,630
               16,853   16,853  AIM Prime Money Market Fund                                            16,853           16,853
                                                                                  -------------  -------------  ---------------
                                 Total Mutual Funds                                                    586,483         586,483
                                                                                  -------------  -------------  ---------------

                                 TOTAL INVESTMENTS IN SECURITIES           99.1%
                                                                                 $   4,152,497  $  14,358,162  $    18,510,659
                                                                                  -------------  -------------  ---------------
                                                                                                                             -
                                 OTHER ASSETS AND LIABILITIES               0.9% $     244,178  $     (83,021) $       161,157
                                                                                  -------------  -------------  ---------------
                                                                                                                             -
                                 TOTAL NET ASSETS                         100.0% $   4,396,675  $  14,275,141  $    18,671,816
                                                                                  -------------  -------------  ---------------
                                 Total Investment Cost                                3,805,081     12,794,094      16,599,175
                                                                                  -------------  -------------  ---------------

(A.D.R.) American Depositary Receipt

     *    Non-income producing security

     (a) No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consumation of the merger no securities would need to be sold in order for Pioneer Oak Ridge Large Cap Growth VCT Portfolio to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
Pro Forma Statement of Assets and Liabilities
December 31, 2004
(unaudited)

                                                                     Pioneer
                                                                    Oak Ridge             AmSouth
                                                                    Large Cap             Capital
                                                                    Growth VCT             Growth        Pro Forma     Pro Forma
                                                                     Portfolio              Fund        Adjustments     Combined
                                                                    ----------        -------------    ------------   ------------
ASSETS:
     Investment in securities, at value (Cost $3,805,081
            and $12,794,094  respectively)                        $    4,152,497     $  14,358,162    $               $ 18,510,659
     Cash                                                                431,488                 -                        431,488
     Receivables -                                                                                                              -
         Fund shares sold                                                 78,147                 -                         78,147
         Dividends, interest and foreign taxes withheld                    3,766            11,560                         15,326
         Due from Pioneer Investment Management, Inc.                      5,936                 -                          5,936
     Other                                                                   486               328                            814
                                                                    -------------      ------------                    -----------
            Total assets                                          $    4,672,320     $  14,370,050    $              $ 19,042,370
                                                                    -------------      ------------                    -----------

LIABILITIES:
     Payables -
         Investment securities purchased                          $      235,345     $      78,944    $              $    314,289
         Fund shares repurchased                                             971                 -                            971
     Due to affiliates                                                     2,529                 -                          2,529
     Accrued expenses                                                     36,800            15,965                         52,765
                                                                    -------------      ------------                    -----------
            Total liabilities                                     $      275,645     $      94,909    $              $    370,554
                                                                    -------------      ------------                    -----------


NET ASSETS:
     Paid-in capital                                              $    4,087,874     $  13,332,683    $              $ 17,420,557
     Undistributed net investment income                                  10,654               438                         11,092
     Accumulated undistributed net realized loss on investments          (49,269)         (622,048)                      (671,317)
     Net unrealized gain on investments                                  347,416         1,564,068                      1,911,484
                                                                    -------------      ------------                    -----------
            Total net assets                                      $    4,396,675     $  14,275,141    $              $ 18,671,816
                                                                   =============     ==============                    ============

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
                                                                               -         1,634,996    (1,634,996)(a)            -
                                                                   =============     ==============                    ============
     Class II                                                            396,294                 -     1,287,208 (a)    1,683,502
                                                                   =============     ==============                    ============

NET ASSET VALUE PER SHARE:
                                                                  $            -     $        8.73                   $          -
                                                                   =============     ==============                    ============
     Class II                                                     $        11.09     $           -                   $      11.09
                                                                   =============     ==============                    ============

(a) Shares of AmSouth Capital Growth Fund are exchanged for Class II shares of Pioneer Oak Ridge Large Cap Growth VCT Portfolio.


           See accompanying notes to pro forma financial statements.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio
Pro Forma Statement of Operations
For the Year Ended December 31, 2004
(unaudited)

                                                                          Pioneer Oak      AmSouth
                                                                          Ridge Large      Capital
                                                                          Cap Growth       Growth        Pro Forma    Pro Forma
                                                                         VCT Portfolio*     Fund       Adjustments    Combined
                                                                        ---------------  ----------  --------------   ----------
INVESTMENT INCOME:
     Dividends (net of foreign taxes withheld of $82, 0, respectively)   $    27,040   $   182,906                   $   209,946
     Interest                                                                  2,087           124                         2,211
                                                                           ----------    ----------                    ----------
                 Total investment income                                 $    29,127   $   183,030                   $   212,157
                                                                           ----------    ----------                    ----------

EXPENSES:
     Management fees                                                     $    12,533   $    89,585    $  7,145 (c)   $   109,263
     Transfer agent fees                                                       1,593        10,000      (6,131)(c)         5,462
     Distribution fees                                                         4,179        31,994         249 (c)        36,422
     Administrative reimbursements                                            17,526        35,681     (32,715)(c)        20,492
     Custodian fees                                                           22,771           768      14,709 (c)        38,248
     Professional fees                                                        32,711        21,372     (21,372)(a)        32,711
     Printing expense                                                         12,178             -                        12,178
     Fees and expenses of nonaffiliated trustees                                 125             -           -               125
     Miscellaneous                                                               301         5,729                         6,030
                                                                           ----------    ----------    --------        ----------
             Total expenses                                              $   103,916   $   195,129    $(38,115)      $   260,930
             Less management fees waived and expenses
                 reimbursed by Advisor                                       (88,040)      (84,868)     26,830 (b)      (146,078)
                                                                           ----------    ----------    --------        ----------
             Net expenses                                                $    15,877   $   110,261    $(11,285)      $   114,853
                                                                           ----------    ----------    --------        ----------
                 Net investment income                                   $    13,251   $    72,769    $ 11,285       $    97,305
                                                                           ----------    ----------    --------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments                                    $   (49,269)  $   (20,152)                  $   (69,421)
     Change in net unrealized gain on investments                            347,416       553,927                       901,343
                                                                           ----------    ----------                    ----------
         Net gain on investments                                         $   298,147   $   533,775                   $   831,922
                                                                           ----------    ----------    --------        ----------
         Net increase in net assets resulting from operations            $   311,398   $   606,544    $ 11,285       $   929,227
                                                                           ==========    ==========    ========        ==========

* Pioneer Value VCT Portfolio's fiscal year-to-date income and expense information has been annualized to represent a full year of income and expense.

(a)  Reflects change in expenses due to elimination of duplicate services.

(b) Expense limitation conformed to Pioneer Oak Ridge Large Cap Growth VCT Portfolio's management contract.

(c) Reflects change in fee structure to conform to Pioneer Oak Ridge Large Cap Growth VCT Portfolio's management, transfer agent, custody and distribution plan agreements.


See accompanying notes to pro forma financial statements.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
12/31/04
(Unaudited)

1.   Description of the Fund

The Pioneer Oak Ridge Large Cap VCT Portfolio (the Portfolio) a Portfolio of Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate portfolios, fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:

Portfolios:
       Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
       Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
       Pioneer Small Company VCT Portfolio (Small Company Portfolio)
       Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
       Pioneer Growth Shares VCT Portfolio(Growth Shares Portfolio)
       Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Oak Ridge Large Cap Growth Portfolio)
       Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
       Pioneer Balanced VCT Portfolio (Balanced Portfolio)
       Pioneer High Yield VCT Portfolio (High Yield Portfolio)
       Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
       Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
       Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific
       Rim Portfolio) (Class II shares only)
       Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
       Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
       Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio) (Class I shares only)
       Pioneer Small Cap Value II VCT Portfolio (Small Cap Value I Portfolio) (Class II shares only)
       Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

The Oak Ridge Large Cap Growth VCT Portfolio commenced operations on March 15, 2004.

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The investment objective of Oak Ridge Large Cap Growth Portfolio is capital appreciation.

2.   Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of the Variable Insurance Funds - AmSouth Capital Growth Fund (Capital Growth
Fund), as if such acquisition had taken place as of January 1, 2004.

Under the terms of an Agreement and Plan of Reorganization (the "Reorganization") among these three Funds, the combination of Oak Ridge Large Cap Growth Portfolio and the Variable Insurance Funds - AmSouth Capital Growth Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of the Variable Insurance Funds - AmSouth Capital Growth Fund in exchange for shares of Oak Ridge Large Cap Growth Portfolio at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of Oak Ridge Large Cap Growth Portfolio and the Variable Insurance Funds - AmSouth Capital Growth Fund have been combined as of and for their most recent fiscal year ended December 31, 2004. The Oak Ridge Large Cap Growth Portfolio's investment income and expenses have been annualized based upon the fiscal year-to-date income reported on the annual shareholder reports dated December 31, 2004 to reflect a full year of data. Following the acquisition, Oak Ridge Large Cap Growth Portfolio will be the accounting survivor. All related acquisition costs will be borne by the Advisors.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of Oak Ridge Large Cap Growth Portfolio and the Variable Insurance Funds - AmSouth Capital Growth Fund included in their respective annual reports to shareowners dated December 31, 2004. Adjustments have been made to expenses for duplicate services that would not have been incurred if the merger took place on January 1, 2004.

3.   Security Valuation

Security transactions are recorded as of trade date. Net asset values of the portfolio are computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices.

The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

4.   Capital Shares

The pro forma net asset value per share assumes the issuance of shares of Oak Ridge Large Cap Growth Portfolio that would have been issued at December 31, 2004, in connection with the proposed acquisition. The number of shares assumed to be issued is equal to the net asset value of shares of the Variable Insurance Funds - AmSouth Capital Growth Fund as of December 31, 2004, divided by the net asset value per share of Oak Ridge Large Cap Growth Portfolio's shares as of December 31, 2004. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at December 31, 2004:

------------------------------------------------------------------------------------------------------------
                           Shares of
                  Oak Ridge Large Cap Growth           Additional Shares
                           Portfolio                    Assumed Issued            Total Outstanding Shares
Class of Shares         Pre-Combination                In Reorganization              Post-Combination
------------------------------------------------------------------------------------------------------------
Class II                     396,294                        1,287,208                      1,683,502
------------------------------------------------------------------------------------------------------------

5.   Federal Income Taxes

     Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will be the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The identified cost of investments for these funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

PIONEER VALUE VCT PORTFOLIO
PRO FORMA
Schedule of Investments (a)
December 31, 2004
(Unaudited)

                                                                                       Pioneer      AmSouth
   Pioneer     AmSouth                                                     % of          Value        Value      Pro Forma
    Value       Value    Pro Forma                                       Pro Forma    VCT Portfolio   Fund       Combined
VCT Portfolio   Fund     Combined                                        Combined       Market        Market      Market
    Shares     Shares     Shares                                        Net Assets      Value         Value        Value
    ------    ------      ------                                        ----------      -----         -----        -----

                                    COMMON STOCKS                        97.25%
                                    Energy                                8.18%
                                    Integrated Oil & Gas                  5.27%
        2,088               2,088   BP Amoco Plc. (ADR)                              $   121,939 $             $      121,939
        2,768  15,000      17,768   ConocoPhillips                                       240,345     1,302,450      1,542,795
        3,324  22,400      25,724   ChevronTexaco Corp.                                  174,543     1,176,224      1,350,767
        2,821               2,821   Occidental Petroleum Corp.                           164,634                      164,634
               12,000      12,000   Exxon Mobil Corp.                                                  615,120        615,120
                                                                                     ----------- ------------- --------------
                                                                                     $   701,461 $   3,093,794 $    3,795,255
                                                                                     ----------- ------------- --------------
                                    Oil & Gas Drilling                    2.18%
        2,010               2,010   ENSCO International, Inc.                        $    63,797 $             $       63,797
               23,000      23,000   Halliburton Co.                                                    902,520        902,520
        1,002               1,002   Nabors Industries, Inc.*                              51,393                       51,393
               10,000      10,000   Noble Corp. *                                                      497,400        497,400
        1,385               1,385   Transocean Offshore, Inc.*                            58,710                       58,710
                                                                                      ----------- ------------- --------------
                                                                                    $   173,900 $   1,399,920 $    1,573,820
                                                                                      ----------- ------------- --------------
                                   Oil & Gas Exploration &
                                       Production                        0.46%
        1,250               1,250   Apache Corp.                                     $    63,213 $             $       63,213
        1,047               1,047   Anadarko Petroleum Corp.                              67,856                       67,856
        4,522   4,000       8,522   Devon Energy Corp.                                   175,996       155,680        331,676
        1,921               1,921   Suncor Energy, Inc.                                   68,003                       68,003
                                                                                      ----------- ------------- --------------
                                                                                    $   375,068 $     155,680 $      530,748
                                                                                      ----------- ------------- --------------
                                   Total Energy                                     $ 1,250,429 $   4,649,394 $    5,899,823
                                                                                      ----------- ------------- --------------

                                    Materials                             6.92%
                                    Aluminum                              1.92%
               44,000      44,000   Alcoa, Inc.                                      $           $   1,382,480 $    1,382,480
                                                                                      ----------- ------------- --------------

                                    Commodity Chemicals
        2,764               2,764   Praxair, Inc.                                    $   122,031 $             $      122,031
                                                                                      ----------- ------------- --------------

                                    Diversified Chemical                  2.44%
               14,000      14,000   Dow Chemical Co.                                 $           $     693,140 $      693,140
               16,600      16,600   Eastman Chemical Co.                                               958,318        958,318
        1,550               1,550   PPG Industries, Inc.                                 105,648                      105,648
                                                                                      ----------- ------------- --------------
                                                                                    $   105,648 $   1,651,458 $    1,757,106
                                                                                      ----------- ------------- --------------
                                   Diversified Metals & Mining           0.08%
        1,847               1,847   Freeport-McMoRan Copper &
                                      Gold, Inc.                                          70,611                       70,611
          600                 600   Phelps Dodge Corp.                               $    59,352 $             $       59,352
                                                                                      ----------- ------------- --------------
                                                                                        129,963                      129,963
                                                                                      ----------- ------------- --------------
                                   Metal & Glass Containers              0.12%
        1,950               1,950   Ball Corp.                                            85,761                       85,761
                                                                                      ----------- ------------- --------------
                                   Paper Products                        2.10%
                7,800       7,800   International Paper Co.                          $           $     327,600 $      327,600
                9,000       9,000   Meadwestvaco Corp.                                                 305,010        305,010
        2,110  11,000      13,110   Weyerhaeuser Co.                                     141,834       739,420        881,254
                                                                                      ----------- ------------- --------------
                                                                                    $   141,834 $   1,372,030 $    1,513,864
                                                                                      ----------- ------------- --------------
                                   Total Materials                                  $   585,237 $   4,405,968 $    4,991,205
                                                                                      ----------- ------------- --------------

                                    Capital Goods                         9.12%
                                    Aerospace & Defense                   2.52%
               15,223      15,223   Honeywell International, Inc.                    $           $     539,046 $      539,046
               21,000      21,000   Lockheed Martin Corp.                                            1,166,550      1,166,550
        2,070               2,070   Northrop Grumman Corp.                               112,525                      112,525
                                                                                      ----------- ------------- --------------
                                                                                    $   112,525 $   1,705,596 $    1,818,121
                                                                                      ----------- ------------- --------------
                                   Electrical Component &
                                      Equipment                           0.28%
        5,480               5,480   General Electric Co.                             $   200,020 $             $      200,020
                                                                                      ----------- ------------- --------------

                                    Industrial Conglomerates              3.13%
          662                 662   Donaldson Co., Inc.                              $    21,568 $             $       21,568
        5,853  35,000      40,853   Tyco International, Ltd.                             209,186     1,250,901      1,460,087
        1,420   6,100       7,520   United Technologies Corp.                            146,757       630,435        777,192
                                                                                      ----------- ------------- --------------
                                                                                    $   377,511 $   1,881,336 $    2,258,847
                                                                                      ----------- ------------- --------------
                                   Industrial Machinery                  3.19%
               12,200      12,200   Caterpillar, Inc.                                $           $   1,189,622 $    1,189,622
        1,940               1,940   Deere & Co.                                          144,336                      144,336
               12,000      12,000   Ingersoll-Rand Co.                                                 963,600        963,600
                                                                                      ----------- ------------- --------------
                                                                                    $   144,336 $   2,153,222 $    2,297,558
                                                                                      ----------- ------------- --------------
                                   Total Capital Goods                              $   834,392 $   5,740,154 $    6,574,546
                                                                                      ----------- ------------- --------------

                                    Commercial Services & Supplies        0.23%
                                    Environmental Services                0.23%
        5,471               5,471   Waste Management, Inc.                           $   163,802 $             $      163,802
                                                                                      ----------- ------------- --------------
                                   Office Services & Supplies
               67,000      67,000   Office Depot, Inc. *                             $           $   1,163,120 $    1,163,120
                                                                                      ----------- ------------- --------------
                                   Total Commercial Services &
                                       Supplies                                      $   163,802 $   1,163,120 $    1,326,922
                                                                                      ----------- ------------- --------------

                                    Transportation                        0.70%
                                    Airlines
        5,429               5,429   Southwest Airlines Co.                           $    88,384 $             $       88,384
                                                                                      ----------- ------------- --------------
                                   Railroads                             0.70%
          530                 530   Canadian National Railway Co.                    $    32,463 $             $       32,463
                8,400       8,400   CSX Corp.                                                          336,672        336,672
                                                                                      ----------- ------------- --------------
                                                                                    $    32,463 $     336,672 $      369,135
                                                                                      ----------- ------------- --------------
                                    Trucking                              0.07%
          549                 549   United Parcel Service                                 46,918                       46,918
                                                                                      ----------- ------------- --------------
                                    Total Transportation                             $   167,765 $     336,672 $      504,437
                                                                                      ----------- ------------- --------------

                                    Media                                 3.76%
                                    Advertising
                                                                                     -
        1,660               1,660   Omnicom Group                                    $   139,971 $             $      139,971
                                                                                      ----------- ------------- --------------
                                    Broadcasting & Cable Television
        5,770               5,770   Clear Channel Communications, Inc.               $   193,237 $             $      193,237
        6,044               6,044   Comcast Corp.*                                       201,144                      201,144
                                                                                      ----------- ------------- --------------
                                                                                     $   394,381 $             $      394,381
                                                                                      ----------- ------------- --------------
                                    Movies & Entertainment                2.93%
       14,113  26,500      40,613   Time Warner, Inc. *                                  274,357       515,160        789,517
        5,217  31,200      36,417   Viacom, Inc., Class B                                189,847     1,135,368      1,325,215
                                                                                      ----------- ------------- --------------
                                                                                     $   464,204 $   1,650,528 $    2,114,732
                                                                                      ----------- ------------- --------------
                                    Publishing                            0.09%
          762                 762   Gannett Co.                                      $    62,255 $             $       62,255
                                                                                      ----------- ------------- --------------
                                    Total Media                                      $ 1,060,811 $   1,650,528 $    2,711,339
                                                                                      ----------- ------------- --------------

                                    Retailing                             3.52%
                                    Specialty Stores
        4,570               4,570   Foot Locker, Inc.                                    123,070                      123,070
                                                                                      ----------- ------------- --------------
                                    Department Stores
                7,000       7,000   Kohl's Corp. *                                   $           $     344,190 $      344,190
                                                                                      ----------- ------------- --------------
                                    Distributors                          1.16%
               19,000      19,000   Genuine Parts Co.                                $           $     837,140 $      837,140
                                                                                      ----------- ------------- --------------

                                    Home Improvement Retail               1.22%
               20,500      20,500   Home Depot, Inc.                                 $           $     876,170 $      876,170
                                                                                      ----------- ------------- --------------

                                    Homefurnishing Retail                 0.49%
               18,000      18,000   Pier 1 Imports, Inc.                             $           $     354,600 $      354,600
                                                                                      ----------- ------------- --------------
                                    Total Retailing                                  $   123,070 $   2,412,100 $    2,535,170
                                                                                      ----------- ------------- --------------

                                    Food, Beverage & Tobacco              0.47%
                                    Agricultural Products                 0.22%
                7,000       7,000   Archer-Daniels-Midland Co.                       $           $     156,170 $      156,170
                                                                                      ----------- ------------- --------------
                                    Soft Drinks                           0.25%
        3,453               3,453   PepsiCo, Inc.                                    $   180,247 $             $      180,247
                                                                                      ----------- ------------- --------------
                                    Total Food, Beverage & Tobacco                   $   180,247 $     156,170 $      336,417
                                                                                      ----------- ------------- --------------

                                    Food & Staples Retailing              3.10%
                                    Food Distributor
        2,880               2,880   Cardinal Health, Inc.                            $   167,472 $             $      167,472
                                                                                      ----------- ------------- --------------
                                    Food Retail                           1.08%
               28,000      28,000   Darden Restaurants, Inc.                         $           $     776,720 $      776,720
        7,333               7,333   Kroger Co.*                                          128,621                      128,621
        1,523               1,523   McDonald's Corp.                                      48,827                       48,827
          452                 452   Nestle SA(Registered Shares)                         118,049                      118,049
                                                                                      ----------- ------------- --------------
                                                                                     $   295,497 $     776,720 $    1,072,217
                                    Hypermarkets & Super Centers          1.38%
               20,586      20,586   Costco Wholesale Corp.                           $           $     996,568 $      996,568
                                                                                      ----------- ------------- --------------
                                    Total Food & Staples Retailing                   $   462,969 $   1,773,288 $    2,236,257
                                                                                      ----------- ------------- --------------

                                    Household & Personal Products         0.86%
                                    Household Products                    0.86%
               10,000      10,000   Colgate-Palmolive Co.                            $           $     511,600 $      511,600
                                                                                      ----------- ------------- --------------
                                    Personal Products
        1,678               1,678   Kimberly-Clark Corp.                                 110,429                      110,429
                                                                                      ----------- ------------- --------------
                                    Total Household & Personal
                                        Products                                     $   110,429 $     511,600 $      622,029
                                                                                      ----------- ------------- --------------

                                    Health Care Equipment & Services      4.44%
                                    Health Care Distributors              1.86%
               48,100      48,100   Bristol-Myers Squibb Co.                                         1,232,322      1,232,322
        2,500               2,500   Wyeth                                                106,475                      106,475
                                                                                      ----------- ------------- --------------
                                                                                     $   106,475 $   1,232,322 $    1,338,797
                                                                                      ----------- ------------- --------------
                                    Health Care Equipment                 0.10%
        2,010               2,010   Astrazeneca Plc Sponsored (A.D.R.)               $    73,144 $             $       73,144
                                                                                      ----------- ------------- --------------

                                    Health Care Facilities                0.28%
        4,912               4,912   HCA, Inc.                                            196,284                      196,284
          761                 761   Tenet Healthcare Corp.*                                8,356                        8,356
                                                                                      ----------- ------------- --------------
                                                                                         204,640                      204,640
                                    Health Care Services                  2.19%
                9,000       9,000   Caremark Rx, Inc. *                              $           $     354,870 $      354,870
               54,000      54,000   Health Management Associates, Inc.,
                                         Class A                                                     1,226,880      1,226,880
                                                                                      ----------- ------------- --------------
                                                                                     $           $   1,581,750 $    1,581,750
                                                                                      ----------- ------------- --------------
                                    Total Health Care Equipment
                                         & Services                                  $   384,259 $   2,814,072 $    3,198,331
                                                                                      ----------- ------------- --------------

                                    Pharmaceuticals & Biotechnology       0.31%
                                    Pharmaceuticals                       0.31%
        4,320               4,320   IVAX Corp.*                                      $    68,342 $             $       68,342
        2,035               2,035   Merck & Co., Inc.                                     65,405                       65,405
        3,306               3,306   Pfizer, Inc.                                          88,898                       88,898
                                                                                      ----------- ------------- --------------
                                    Total Pharmaceuticals &
                                         Biotechnology                               $   222,645 $             $      222,645
                                                                                      ----------- ------------- --------------

                                    Banks                                10.59%
                                    Diversified Banks                     6.59%
        9,044  38,000      47,044   Bank of America Corp.                            $   424,978 $   1,785,620 $    2,210,598
                6,600       6,600   Golden West Financial Corp.                                        405,372        405,372
               20,000      20,000   U.S. Bancorp                                                       626,400        626,400
               14,000      14,000   Wachovia Corp.                                                     736,400        736,400
        2,432  10,000      12,432   Wells Fargo & Co.                                    151,149       621,500        772,649
                                                                                      ----------- ------------- --------------
                                                                                     $   576,127 $   4,175,292 $    4,751,419
                                                                                      ----------- ------------- --------------
                                    Regional Banks                        0.84%
        3,400               3,400   Fifth Third Bancorp                              $   160,752 $             $      160,752
                6,000       6,000   SunTrust Banks, Inc.                                               443,280        443,280
                                                                                      ----------- ------------- --------------
                                                                                     $   160,752 $     443,280 $      604,032
                                                                                      ----------- ------------- --------------
                                    Thrifts & Mortgage Finance            3.16%
          530                 530   Countrywide Financial Corp.                      $     19615 $             $       19,615
        4,217   5,800      10,017   Freddie Mac                                          310,793       427,460        738,253
               35,900      35,900   Washington Mutual, Inc.                                          1,517,852      1,517,852
                                                                                      ----------- ------------- --------------
                                                                                     $   330,408 $   1,945,312 $    2,275,720
                                                                                      ----------- ------------- --------------
                                    Total Banks                                      $ 1,067,287 $   6,563,884 $    7,631,171
                                                                                      ----------- ------------- --------------

                                    Diversified Financials               10.59%
                                    Asset Management & Custody Banks
        6,263               6,263   The Bank of New York Co., Inc.                   $   209,309 $             $      209,309
                                                                                      ----------- ------------- --------------
                                    Consumer Finance
       12,936              12,936   Providian Financial Corp.*                           213,056                      213,056
                                                                                      ----------- ------------- --------------
                                    Diversified Capital Markets           7.52%
               20,000      20,000   CIT Group, Inc.                                  $           $     916,400 $      916,400
       10,594  41,400      51,994   Citigroup, Inc.                                      510,419     1,994,653      2,505,072
               25,025      25,025   J.P. Morgan Chase & Co.                                            976,225        976,225
               18,600      18,600   Prudential Financial, Inc.                                       1,022,256      1,022,256
                                                                                      ----------- ------------- --------------
                                                                                     $   510,419 $   4,909,534 $    5,419,953
                                                                                      ----------- ------------- --------------
                                    Investment Banking & Brokerage        2.48%
        1,435   4,500       5,935   Goldman Sachs Group, Inc.                            149,297       468,180        617,477
        2,004               2,004   Lehman Brothers Holdings, Inc.                       175,310                      175,310
        5,680  11,000      16,680   Merrill Lynch & Co., Inc.                            339,494       657,470        996,964
                                                                                      ----------- ------------- --------------
                                                                                     $   664,101 $   1,125,650 $    1,789,751
                                                                                      ----------- ------------- --------------
                                    Total Diversified Financials                     $ 1,596,885 $   6,035,184 $    7,632,069
                                                                                      ----------- ------------- --------------

                                    Insurance                            13.34%
                                    Life & Health Insurance               3.76%
               19,000      19,000   AFLAC, Inc.                                      $           $     756,960 $      756,960
               26,300      26,300   Lincoln National Corp.                                           1,227,684      1,227,684
               15,000      15,000   MetLife, Inc.                                                      607,650        607,650
        6,525               6,525   UNUM Corp.                                           117,059                      117,059
                                                                                      ----------- ------------- --------------
                                                                                     $   117,059 $   2,592,294 $    2,709,353
                                                                                      ----------- ------------- --------------
                                    Multi-Line Insurance                  1.98%
        2,718  19,000      21,718   American International Group, Inc.               $   178,491 $   1,247,730 $    1,426,221
                                                                                      ----------- ------------- --------------

                                    Property & Casualty Insurance         7.61%
        1,014               1,014   Ambac Financial Group, Inc.                      $    83,280 $             $       83,280
          550  34,000      34,550   ACE Ltd.                                              23,513     1,453,500      1,477,013
        2,589               2,589   Allstate Corp.                                       133,903                      133,903
           68                  68   Berkshire Hathaway, Inc.*                            199,648                      199,648
                4,000       4,000   Chubb Corp.                                                        307,600        307,600
               50,800      50,800   St. Paul Travelers Cos., Inc.                                    1,883,156      1,883,156
               18,000      18,000   XL Capital, Ltd., Class A                                        1,397,700      1,397,700
                                                                                      ----------- ------------- --------------
                                                                                     $   440,344 $   5,041,956 $    5,482,300
                                                                                      ----------- ------------- --------------

                                                                                      ----------- ------------- --------------
                                    Total Insurance                                  $   735,894 $   8,881,980 $    9,617,874
                                                                                      ----------- ------------- --------------

                                    Semiconductors & Semiconductor
                                       Equipment                         0.55%
                                    Semiconductors                       0.55%
        3,855               3,855   Intel Corp.                                      $    90,168 $             $       90,168
               12,500      12,500   Texas Instruments, Inc.                                            307,750        307,750
                                                                                      ----------- ------------- --------------
                                    Total Semiconductors &
                                       Semiconductor Equipment                       $    90,168 $     307,750 $      397,918
                                                                                      ----------- ------------- --------------

                                    Software & Services                   0.81%
                                    Application Software                  0.28%
        7,190               7,190   Veritas Software Corp.*                          $   205,275 $             $      205,275
                                                                                      ----------- ------------- --------------

                                    Data Processing & Outsourced
                                        Services                          0.31%
        5,216               5,216   First Data Corp.                                 $   221,889 $             $      221,889
                                                                                      ----------- ------------- --------------

                                    Systems Software                      0.22%
                5,000       5,000   Computer Associates
                                       International, Inc.                           $           $     155,300 $      155,300
                                                                                      ----------- ------------- --------------
                                    Total Software & Services                        $   427,164 $     155,300 $      582,464
                                                                                      ----------- ------------- --------------

                                    Technology Hardware & Equipment       7.77%
                                    Communications Equipment              0.93%
        4,053               4,053   Motorola, Inc.                                   $    69,712 $             $       69,712
        8,288  30,000      38,288   Nokia Corp. (A.D.R.)                                  129873       470,100        599,973
                                                                                      ----------- ------------- --------------
                                                                                     $   199,585 $     470,100 $      669,685
                                                                                      ----------- ------------- --------------
                                    Computer Hardware                     3.90%
                5,887       5,887   IBM Corp.                                                          580,340        580,340
        9,360  97,000     106,360   Hewlett-Packard Co.                                  196,279     2,034,090      2,230,369
                                                                                      ----------- ------------- --------------
                                                                                     $   196,279 $   2,614,430 $    2,810,709
                                                                                      ----------- ------------- --------------
                                    Computer Storage & Peripherals        1.63%
               79,000      79,000   EMC Corp. *                                      $           $   1,174,730 $    1,174,730
                                                                                      ----------- ------------- --------------

                                    Electronic Equipment & Instruments
        1,707               1,707   Koninklijke Philips Electronics                  $    45,235 $             $       45,235
                                                                                      ----------- ------------- --------------
                                    Electronic Equipment Manufacturers    1.25%
               23,200      23,200   Raytheon Co.                                                       900,856        900,856
                                                                                      ----------- ------------- --------------
                                    Total Technology Hardware &
                                         Equipment                                   $   441,099 $   5,160,116 $    5,601,215
                                                                                      ----------- ------------- --------------

                                    Telecommunication Services            7.75%
                                    Integrated Telecommunication
                                      Services                            7.75%
        1,538               1,538   Alltel Corp.                                     $    90,372 $             $       90,372
        5,629  51,900      57,529   BellSouth Corp.                                      156,430     1,442,301      1,598,731
               48,000      48,000   SBC Communications, Inc.                                         1,236,960      1,236,960
               74,000      74,000   Sprint Corp.                                                     1,838,900      1,838,900
               10,946      10,946   Verizon Communications, Inc.                                       443,422        443,422
                                                                                      ----------- ------------- --------------
                                                                                     $   246,802 $   4,961,583 $    5,208,385
                                                                                      ----------- ------------- --------------
                                    Wireless Telecommunications
                                       Services                          0.53%
        4,060               4,060   Nextel Communications, Inc.*                     $   121,800 $             $      121,800
        6,615               6,615   Vodafone Group PLc (ADR)                             181,119                      181,119
       27,881              27,881   Vodafone Group PLc                                    75,549                       75,549
                                                                                      ----------- ------------- --------------
                                                                                     $   378,468 $             $      378,468
                                                                                      ----------- ------------- --------------
                                    Total Telecommunication Services                 $   625,270 $   4,961,583 $    5,586,853
                                                                                      ----------- ------------- --------------

                                    Utilities                             2.63%
                                    Electric Utilities                    1.70%
               18,000      18,000   American Electric Power Co., Inc.                                  618,120        618,120
                5,100       5,100   Entergy Corp.                                                      344,709        344,709
        2,410   3,600       6,010   Exelon Corp.                                         106,208       158,652        264,860
                                                                                      ----------- ------------- --------------
                                                                                     $   106,208 $   1,121,481 $    1,227,689
                                    Multi-Utilities & Unregulated Power   0.92%
          367   9,444       9,811   Dominion Resources, Inc.                         $    24,861 $     639,737 $      664,598
                                    Equitable Resources, Inc.
                                                                                      ----------- ------------- --------------
                                                                                     $    24,861 $     639,737 $      664,598
                                                                                      ----------- ------------- --------------
                                    Total Utilities                                  $   131,069 $   1,761,218 $    1,892,287
                                                                                      ----------- ------------- --------------
                                    TOTAL COMMON STOCKS                              $10,660,891 $  59,440,081 $   70,100,972
                                                                                      ----------- ------------- --------------

                                    WARRANTS                              0.01%
                                    Technology Hardware & Equipment       0.01%
                                    Communications Equipment              0.01%
                5,226       5,226   Lucent Technologies                              $           $       8,257 $        8,257
                                                                                      ----------- ------------- --------------
                                    Total Technology Hardware &
                                        Equipment                                    $           $       8,257 $        8,257
                                                                                      ----------- ------------- --------------
                                    TOTAL WARRANTS                                   $           $       8,257 $        8,257
                                                                                      ----------- ------------- --------------

                                    INVESTMENT COMPANIES                  2.40%
               1,729,886   1,729,886   First American Treasury
                                       Obligations
                                      Fund, Class A                                  $         $   1,729,886 $    1,729,886
                                                                                      ----------- ------------- --------------
                                      TOTAL INVESTMENT COMPANIES                     $         $   1,729,886 $    1,729,886
                                                                                      ----------- ------------- --------------

                                      TOTAL INVESTMENTS IN SECURITIES    99.66%      $10,660,891 $  61,178,224 $   71,839,115
                                                                                      ----------- ------------- --------------

                                          OTHER ASSETS AND LIABILITIES        0.34%  $   218,094 $      27,042 $      245,136
                                                                                      ----------- ------------- --------------

                                          TOTAL NET ASSETS                  100.00%  $ 10,878,985 $  61,205,266 $   72,084,251
                                                                                      =========== ============= ==============

                                          Total Investments at Cost                  $  9,714,978 $  50,482,355 $   60,197,333
                                                                                      =========== ============= ==============

*    Non-income producing security.

     (A.D.R.) American Depositary Receipt

(a) No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consumation of the merger no securities would need to be sold in order for Pioneer Value VCT Portfolio to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

The accompanying notes are an integral part of these financial statements.

Pioneer Value VCT Portfolio
Pro Forma Statement of Assets and Liabilities
December 31, 2004
(unaudited)

                                                                Pioneer         AmSouth
                                                                 Value           Value        Pro Forma       Pro Forma
                                                              VCT Potfolio       Fund        Adjustments       Combined
                                                          -------------------   --------     ------------    ------------
ASSETS:
     Investment in securities, at value (Cost $9,714,978
        and $50,482,355, respectively)                       $10,660,891       $61,178,224                   $ 71,839,115
     Cash                                                        509,918                 -                        509,918
     Receivables -
        Fund shares sold                                          11,278                 -                         11,278
        Dividends, interest and foreign taxes withheld            14,872            53,232                         68,104
        Due from Pioneer Investment Management, Inc.               3,204                                            3,204
     Other                                                         1,073                 -                          1,073
                                                              -----------       -----------                   ------------
           Total assets                                      $11,201,236       $61,231,456                   $ 72,432,692
                                                              -----------       -----------                   ------------

LIABILITIES:
     Payables -
        Investment securities purchased                      $   266,861       $                             $    266,861
        Fund shares repurchased                                    2,510                 -                          2,510
     Due to affiliates                                             3,950            14,625                         18,575
     Accrued expenses                                             48,930            11,565                         60,495
                                                              -----------       -----------                   ------------
           Total liabilities                                 $   322,251       $    26,190                   $    348,441
                                                              -----------       -----------                   ------------

NET ASSETS:
     Paid-in capital                                         $ 9,867,799       $64,749,274                   $ 74,617,073
     Undistributed net investment income                          12,435            52,879                         65,314
     Accumulated net realized gain (loss) on investments          52,791        14,292,756)                   (14,239,965)
     Net unrealized gain on investments                          945,913        10,695,869                     11,641,782
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies             47                                               47
                                                              -----------       -----------                   ------------
           Total net assets                                  $10,878,985       $61,205,266                   $ 72,084,251
                                                             ============      ============                  ============

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)                            4,441,667   (4,441,667)(a)             -
                                                             ============      ============                  ============
     Class II                                                    812,061                      4,567,557 (a)     5,379,618
                                                             ============      ============                  ============

NET ASSET VALUE PER SHARE:                                   $                 $     13.78                   $          -
                                                             ============      ============                  ============
     Class II                                                $     13.40       $                             $      13.40
                                                             ============      ============                  ============

(a) Shares of AmSouth Value Fund are exchanged for Class II shares of Pioneer Value VCT Portfolio.


           See accompanying notes to pro forma financial statements.

Pioneer Value VCT Portfolio
Pro Forma Statement of Operations
For the Year Ended December 31, 2004
(unaudited)

                                                                 Pioneer
                                                                   Value            AmSouth          Pro Forma           Pro Forma
                                                              VCT Portfolio       Value Fund        Adjustments           Combined
                                                              -------------       ----------        -----------          ---------
INVESTMENT INCOME:
    Dividends                                                   $  95,075         $1,183,897                            $1,278,972
    Interest                                                        2,051                  -                                 2,051
    Income on securities loaned, net                                                       -                                     -
                                                                ---------         ----------                            ----------
          Total investment income                               $  97,126         $1,183,897                            $1,281,023
                                                                ---------         ----------                            ----------
EXPENSES:
    Management fees                                             $  41,263         $  345,004        $                   $  386,267
    Transfer agent fees and expenses                                1,384             10,000          (10,000)(a)            1,384
    Distribution fees (Class II)                                   13,755            143,752                               157,507
    Administrative reimbursements                                  18,500            140,447         (126,023)(a)           32,924
    Custodian fees                                                 48,091              3,449           25,000               76,540
    Professional fees                                              50,449             38,379          (38,379)(a)           50,449
    Printing expense                                               23,086                                                   23,086
    Fees and expenses of nonaffiliated trustees                                            -                                     -
    Miscellaneous                                                   2,125             23,127                                25,252
                                                                ---------         ----------                            ----------
        Total expenses                                          $ 198,653         $  704,158                            $  753,409
                                                                ---------         ----------                            ----------
        Less management fees waived and expenses
          reimbursed by PIM                                             -                  -                                     -
                                                                ---------         ----------                            ----------
        Less fees paid indirectly                                (116,128)            (1,376)                             (117,504)
                                                                ---------         ----------                            ----------
        Net expenses                                            $  82,525         $  702,782                            $  635,905
                                                                ---------         ----------                            ----------
          Net investment income                                 $  14,601         $  481,115                            $  645,118
                                                                ---------         ----------                            ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain from:
      Investments                                               $  56,702         $7,864,496                            $7,921,198
      Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                (634)
                                                                ---------         ----------                            ----------
                                                                $  56,068
                                                                ---------         ----------                            ----------
    Change in net unrealized gain (loss) from:
      Investments                                               $ 807,113         $ (166,093)                           $  641,020
    Forward foreign currency contracts and other assets and
      liabilities denominated in foreign currencies                    45
                                                                ---------         ----------                            ----------
                                                                $ 807,158
                                                                ---------         ----------                            ----------
    Net gain on investments, futures contracts and foreign      $ 863,226         $7,698,403                            $8,562,218
      currency transactions                                     ---------         ----------                            ----------
    Net increase in net assets resulting
      from operations                                           $ 877,827         $8,179,518                            $9,207,336
                                                                =========         ==========                            ==========

(a)  Reflects reduction in expenses due to elimination of duplicate services.

           See accompanying notes to pro forma financial statements.

Pioneer Value VCT Portfolio

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
12/31/04
(Unaudited)

1.       Description of the Fund

The Pioneer Value VCT Portfolio is a portfolio of the Pioneer Variable Contracts Trust (the Trust) which is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty two separate diversified portfolios fourteen of which issue both Class I and Class II shares (collectively, the Portfolios, individually the Portfolio) as follows:


     Portfolios: Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)
     Pioneer Europe VCT Portfolio (Europe Portfolio)
     Pioneer International Value VCT Portfolio (International Value Portfolio) Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
     Pioneer Small Company VCT Portfolio (Small Company Portfolio)
     Pioneer Mid Cap Value VCT Portfolio (Mid-Cap Value Portfolio)
     Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
     Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio) Pioneer Fund VCT Portfolio (Fund Portfolio)
     Pioneer Equity Income VCT Portfolio (Equity-Income Portfolio)
     Pioneer Balanced VCT Portfolio (Balanced Portfolio)
     Pioneer High Yield VCT Portfolio (High Yield Portfolio)
     Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)
     Pioneer America Income VCT Portfolio (America Income Portfolio)
     Pioneer Money Market VCT Portfolio (Money Market Portfolio) (Class I shares only)
     Pioneer Value VCT Portfolio (Value Portfolio) (Class II shares only) Pioneer Papp America-Pacific Rim VCT Portfolio (Papp America-Pacific Rim Portfolio) (Class II shares only)
     Pioneer Papp Small and Mid Cap Growth VCT Portfolio (Papp Small and Mid Cap Growth Portfolio) (Class II shares only)
     Pioneer Oak Ridge Large Cap Growth VCT Portfolio (Oak Ridge Large Cap Growth Portfolio) (Class II shares only)
     Pioneer Growth Opportunities VCT Portfolio (Growth Opportunities Portfolio) (Class I shares only)
     Pioneer Small Cap Value II VCT Portfolio (Small Cap Value II Portfolio) (Class I shares only)
     Pioneer Bond VCT Portfolio (Bond Portfolio) (Class I shares only)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans. The investment objective of Value Portfolio is to seek capital appreciation.

2.       Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of the Variable Insurance Funds - AmSouth Value Fund by Value Portfolio, as if such acquisition had taken place as of January 1, 2004.

Under the terms of an Agreement and Plan of Reorganization (the "Reorganization") between these two Funds, the combination of the Value Portfolio and the Variable Insurance Fund - AmSouth Value Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of the Variable Insurance Funds - AmSouth Value Fund in exchange for shares of Value Portfolio at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Value Portfolio and the Variable Insurance Fund - AmSouth Value Fund have been combined as of and for their most recent fiscal year ended December 31, 2004. Following the acquisition, Value Portfolio will be the accounting survivor. All related acquisition costs will be borne by the Advisors.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of Value Portfolio and the Variable Insurance Fund - AmSouth Value Fund included in their respective annual reports to shareowners dated December 31, 2004. Adjustments have been made to expenses for duplicate services that would not have been incurred if the merger took place on January 1, 2004.

3.       Security Valuation

Security transactions are recorded as of trade date. Net asset value for the portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded. The Portfolio also may use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2004, there were no fair valued securities. Temporary cash investments are valued at amortized cost.

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

4.       Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at December 31, 2004, in connection with the proposed acquisition. The number of shares assumed to be issued is equal to the net asset value of shares of the Variable Insurance Fund - AmSouth Value Fund, as of December 31, 2004, divided by the net asset value per share of Value Portfolio's shares as of December 31, 2004. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at December 31, 2004:


                                   Shares of              Additional Shares        Total Outstanding Shares
                                Value Portfolio            Assumed Issued             Post-Combination
      Class of Shares           Pre-Combination           In Reorganization
-------------------------  ------------------------  ---------------------------  --------------------------
Class II                   812,061                   4,567,557                    5,379,618
-------------------------  ------------------------  ---------------------------  --------------------------


5.       Federal Income Taxes

Each Portfolio has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for these portfolio's are substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Portfolio.

                                     PART C

                                OTHER INFORMATION
                        PIONEER VARIABLE CONTRACTS TRUST
                            (on behalf of its series,
                           Pioneer Fund VCT Portfolio
                Pioneer Oak Ridge Large Cap Growth VCT Portfolio
                          Pioneer Value VCT Portfolio)

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 25 of the most recently filed Registration Statement of Pioneer Variable Contracts Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 33-84546 and 811-08786) as filed with the Securities and Exchange Commission on April 22, 2005 (Accession No. 0001016964-05-000143), which information is incorporated herein by reference.

(1)(a)   Amended Agreement and Declaration of Trust                                        (1)

(1)(b)   Amendments to Agreement and Declaration of Trust                                  (2)(3)(4)(5)(6)(7)(9)(10)(11)(13)(15)(17)
                                                                                           (19)

(2)      Amended and Restated By-Laws                                                      (8)

(3)      Not applicable

(4)      Form of Agreement and Plan of Reorganization                                      (22)

(5)      Reference is made to Exhibits (1) and (2) hereof

(6)(a)   Management Contract for Pioneer Fund VCT Portfolio                                (8)

(6)(b)   Management Contract for Pioneer Value VCT Portfolio                               (12)

(6)(c)   Management Contract for Pioneer Oak Ridge Large Cap Growth VCT                    (16)
         Portfolio

(6)(d)   Subadvisory Agreement between Pioneer Investment Management, Inc. and             (20)
         Oak Ridge Investments, LLC

(6)(e)   Expense Limitation Agreement                                                      (*)

(7)      Underwriting Agreement with Pioneer Funds Distributor, Inc.                       (8)

(8)      Not applicable

(9)      Custodian Agreement with Brown Brothers Harriman & Co.                            (*)

(10)(a)  Distribution Plan relating to Class II Shares                                     (21)
(10)(b)  Multiple Class Plan Pursuant to Rule 18f-3                                        (21)

(11)     Opinion of Counsel (legality of securities being offered)                         (*)

(12)     Form of opinion as to tax matters and consent                                     (*)

(13)(a)  Investment Company Service Agreement with Pioneering Services
         Corporation                                                                       (*)

(13)(b)  Administration Agreement with Pioneer Investment Management, Inc.                 (*)

(13)(c)  Form of Administrative and Fund Accounting Agency Agreement with Brown            (21)
         Brothers Harriman & Co.

(14)     Consents of Independent Registered Public Accounting Firm                         (*)

(15)     Not applicable

(16)     Powers of Attorney                                                                (19)

(17)(a)  Code of Ethics for Pioneer                                                        (20)

(17)(b)  Code of Ethics for Oak Ridge Asset Management, LLC                                (13)

(17)(b)  Form of Proxy Cards                                                               (*)


(1) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on August 8, 1995 (Accession no. 0000930709-95-000005).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on August 18, 1997 (Accession no. 0000930709-97-000011).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A

(File Nos.33-84546; 811-08786), as filed with the Securities and Exchange Commission on July 16, 1998 (Accession no. 0000930709-98-000013).

(4) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on June 4, 1999 (Accession no. 0000930709-99-000016).

(5) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on January 12, 2000 (Accession no. 0000930709-00-000002).

(6) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on July 6, 2000 (Accession no. 0000930709-00-000018).

(7) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on January 18, 2001 (Accession no. 0001016964-01-000006).

(8) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on April 26, 2001 (Accession no. 0001016964-01-500006).

(9) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on October 22, 2001 (Accession no. 0000930709-01-500036).

(10) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on May 1, 2002 (Accession no. 0001016964-02-000111).

(11) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on February 18, 2003 (Accession no. 0001016964-03-000044).

(12) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A

(File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on May 1, 2003 (Accession no. 0001016964-03-000126).

(13) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on November 18, 2003 (Accession no. 0001016964-03-000241).

(14) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on January 30, 2004 (Accession no. 0001016964-04-000026).

(15) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession no. 0001016964-04-000122).

(16) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on June 1, 2004 (Accession no. 0001016964-04-000195).

(17) Previously filed. Incorporated herein by reference from the exhibits filed with the Registrant's Registration Statement on Form N-14 (File No. 333-118431), as filed with the Securities and Exchange Commission on August 20, 2004 (Accession no. 0001145443-04-001270).

(18) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on December 9, 2004 (Accession no. 0001016964-04-000495).

(19) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on February 4, 2005 (Accession no. 0001016964-05-000048).

(20) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on April 13, 2005 (Accession no. 0001016964-05-000141).

(21) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A

(File Nos. 33-84546; 811-08786), as filed with the Securities and Exchange Commission on April 22, 2005 (Accession no. 0001016964-05-000143).

(22) Filed herewith as Exhibit A to the Proxy Statement and Prospectus included as Part A of this Registration Statement.

(*) Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-1A filed with the SEC after the consummation of the reorganization contemplated by this Registration Statement on Form N-14.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 18th day of July, 2005.

                                PIONEER VARIABLE CONTRACTS TRUST,
                                  on behalf of its series,
                                Pioneer Fund VCT Portfolio
                                Pioneer Oak Ridge Large Cap Growth VCT Portfolio Pioneer Value VCT Portfolio


                                By: /s/ Osbert M. Hood
                                ------------------------------------------------

                                    Osbert M. Hood
                                    Executive Vice President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                            Title                            Date
/s/ John F. Cogan, Jr.                Chairman of the Board,
---------------------------           Trustee, and President              July 18, 2005
John F. Cogan, Jr.

/s/ Vincent Nave                      Chief Financial Officer,
---------------------------           Principal Accounting
Vincent Nave                          Officer and Treasurer               July 18, 2005
         *
---------------------------
Mary K. Bush                          Trustee
         *
---------------------------
David R. Bock                         Trustee
         *
---------------------------
Margaret B.W. Graham                  Trustee

/s/ Osbert M. Hood
---------------------------
Osbert M. Hood                        Trustee                             July 18, 2005

         *
---------------------------
Marguerite A. Piret                   Trustee
         *
---------------------------
Steven K. West                        Trustee
         *
---------------------------
John Winthrop                         Trustee

* By:   /s/ Osbert M. Hood                                                July 18, 2005
        ----------------------------------------
        Osbert M. Hood, Attorney-in-Fact

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.  Description
(6)(e)       Expense Limitation Agreement                                                (*)

(9)          Custodian Agreement with Brown Brothers Harriman & Co.                      (*)

(11)         Opinion of Counsel (legality of securities being offered)                   (*)

(12)         Form of opinion as to tax matters and consent                               (*)

(13)(a)      Investment Company Service Agreement with Pioneering Services
             Corporation                                                                 (*)

(13)(b)      Administration Agreement with Pioneer Investment Management, Inc.           (*)

(14)         Consents of Independent Registered Public Accounting Firm                   (*)

(17)(b)      Form of Proxy Cards                                                         (*)